                                                               N U V E E N
                                                                     Investments
--------------------------------------------------------------------------------

Municipal Bond
Funds

                                        ----------------------------------------
                                         ANNUAL REPORT  MAY 31, 2000
--------------------------------------------------------------------------------


Dependable, tax-free income to help you keep more of what you earn.


--------------------------------------------------------------------------------
[PHOTOS APPEARS HERE]


INVEST WELL


LOOK AHEAD



LEAVE YOUR MARK(SM)


                          Arizona Municipal Bond Fund
                          Colorado Municipal Bond Fund
                          New Mexico Municipal Bond Fund

    Contents
 1  Dear Shareholder
 3  Nuveen Flagship Arizona Municipal Bond Fund
 7  Nuveen Flagship Colorado Municipal Bond Fund
11  Nuveen Flagship New Mexico Municipal Bond Fund
15  Portfolio of Investments
26  Statement of Net Assets
27  Statement of Operations
28  Statement of Changes in Net Assets
29  Notes to Financial Statements
34  Financial Highlights
37  Report of Independent Public Accountants
41  Fund Information

              Must be preceded by or accompanied by a prospectus.

DEAR

Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.


                                                            ANNUAL REPORT page 1

     In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

     In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their dreams of a lifetime. Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
July 17, 2000

ANNUAL REPORT page 2

NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship Arizona Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Mike Davern.

Q| Municipal bonds had a very challenging year as the Federal Reserve (the Fed)
-
implemented a series of interest rate hikes, which caused bond prices in general to drop. Meanwhile, the equity markets have taken investors on a roller coaster ride. What did investors seem to make of this environment during the fund's fiscal year?

MIKE| Throughout 1999, there were several factors that diverted the attention of
----
investors away from municipal bonds. First, of course, the Fed began raising interest rates in June 1999, backing that move up with five more rate hikes over the course of the fiscal year. Since bond prices move inversely to interest rates, the bear market in bonds went into full swing.

     Second, at the end of 1999 the government announced an unprecedented buyback of U.S. Treasury bonds that would begin in 2000. This caused an unusual dislocation of demand as investors clamored for Treasury bonds and consequently caused an unexpected rally, at the expense of other types of bonds.

     Third, the stock market rally, mainly based on a few technology-related names, obviously commanded much attention and diverted investor dollars.

     However, demand for municipal bonds did pick up a bit once the most extreme volatility in the stock market set in at the beginning of the year. We believe investors reassessed their portfolios and recognized the potential stability of municipal bonds, not to mention the extremely attractive yields, as the period progressed.

Q| For the fiscal year ended May 31, 2000, the fund recorded a total return of
-
-3.75%, and its Lipper peer group average reported a total return of -2.96%. But the year-to-date 2000 figures are positive: The fund returned 1.51% and the Lipper peer group returned 1.58% on average.* Compare that to the S&P 500 Index, which Bloomberg reports was down 2.82% for the period. Does this mean the bear market in bonds could be over?

MIKE| We don't try to make market calls like that. What we do focus on is trying
----
to maintain an attractive, stable dividend and taking opportunities to position the fund for the next market cycle, whenever that may happen. Obviously, bear markets have a negative impact on prices. But a bear market in bonds is actually very different from a bear market in stocks.

* The Lipper Peer Group returns represent the average annualized total return of the 40 funds in the Lipper Arizona Municipal Debt Funds category for the year-to-date period ended May 31, 2000, and 39 for the one-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.


Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

Returns reflect a voluntary expense limitation by the fund's investment advisor which may be modified or discontinued at any time without notice.

                                                           ANNUAL REPORT  page 3

     When you hold a stock, you basically just want it to go up in price. You hold a bond for more than just price -- you also want attractive, stable income, or yields, which move in the opposite direction as bond prices.

     The other major difference is in price movements. A bond's price, no matter how much it may drop, eventually must go back to $100, or "par," since bonds are issued at par and mature at par. On the flip side, a stock could conceivably drop from $100 per share to one cent, and never recover. (This discussion applies to a fund's underlying securities -- stocks or bonds; the share price of any mutual fund will fluctuate.)

     In the midst of a bond bear market, all other factors being equal, it doesn't make sense to sell simply because prices have fallen. And it's better to buy a bond now at $86 than to wait for a bull market to come and pay $101 or $102, knowing the price has to go back to $100. We feel there is upside potential in the fund, since the average bond price as of the end of the fiscal year was in the mid $80s.

    "Arizona is a very pro-business state, with a high-tech presence, strong manufacturing and a high quality of life."

Q| What does the fund's tax-exempt status mean for the numbers?
-

MIKE| The fund's tax-exempt status means the equivalent returns for a similar
----
taxable investment for taxpayers in the combined 34.5% federal and state income tax bracket would be 2.62% for the year-to-date period.*

     As of May 31, 2000, the SEC 30-day yield of the fund was 3.85%. For investors in the combined 34.5% tax bracket, that is equivalent to a yield of 5.88% on a taxable investment.**

Q| How did the fund perform against the Lehman Brothers Municipal Bond Index?
-

MIKE| The fund, as we would expect, underperformed Lehman's national index.***
----
Lehman's 12-month average total return was -0.86% for the period ended May 31, 2000. We feel Lipper's Arizona-specific benchmark gives investors a truer comparative picture. However, we give shareholders both so they can compare their Arizona fund to other Arizona funds as well as to a national benchmark.

Q| What were some of those positioning measures you mentioned?
-

MIKE| Our goal in the fund was to extend its call protection by selling a number
----
of bonds with callable dates in 2001 and 2002. The bear market was a great opportunity to do that.

     When rates are falling, many issuers retire bonds early, then reissue to reduce debt costs. This is known as "call risk" to bondholders, because it interrupts their expected income stream.

     The presence of call risk in a bond can stop its price from increasing, because fewer investors are interested in buying it. Since rates were high and demand was weak over the year, bonds with good call protection could be had at attractive prices.

     A strategy we call "tax-loss selling" was a huge part of what worked well for the fund in this market. This involves selling bonds at a loss and using that loss to help offset any capital gains (which are taxable to shareholders) the fund may realize. We can apply an offsetting loss now or anytime in the next eight years.

 * Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

** Taxable equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

*** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

ANNUAL REPORT page 4

     We also used a combination of an offensive and defensive strategy throughout the year. On the offensive side, the fund's duration -- a measure of the sensitivity of its net asset value (NAV) to changes in interest rates -- was rather long, which hurt performance. But we felt it was more important to maintain the fund's dividend-paying capabilities, and we were willing to sacrifice NAV slightly in order to do so.

     On the defensive side, the fund held 21% of its assets in U.S. guaranteed bonds.

Q| These strategies do not seem like measures that investors could practically
-
use on their own with individual bonds. Is that true?

MIKE| Yes, that's accurate. The amount of research involved, plus the
----
transaction costs to individuals trading in a bond market that deals in very large blocks, would make it difficult or impossible for an individual to use these strategies.

     As a large institutional investor, Nuveen has the ability to trade in large blocks and even negotiate the terms of an entire issue of municipal bonds. Some very attractive bond issues never even make it to the retail market. Nuveen's research team is instrumental in not only positioning strategy, but also in simply finding and researching bond issues. That was particularly important in Arizona, where there weren't many attractive new issues this past year.

Q| Did the low level of new issuance of municipal bonds in Arizona present a
-
problem in finding attractive buys?

MIKE|  No, thanks to Nuveen research. Although issuance declined even more than
----
the overall national average, we were still able to make purchases like the block of Maricopa County Industrial Development Authority bonds for the statewide project backing seven charter schools. This issue gave the fund a substantial yield pickup over similarly structured insured bonds. Charter schools are key in Arizona -- five percent of the school population is in charter schools.

Q| What is your outlook for the fund for the coming months?
-

MIKE| Arizona has been the second-fastest growing state in the nation, although
----
economic growth is expected to moderate a bit. Population growth has soared at four times the national level for several years now. That growth has stimulated the housing market and demand for services and is expected to continue. Arizona is a very pro-business state, with a high-tech presence, strong manufacturing and a high quality of life.

     We feel that the impact of the Fed's interest rate increases should start emerging, since these measures usually take about 12 to 18 months to have their intended effect on the economy. If stock market volatility continues, as we believe it will, consumer confidence should begin to dampen and possibly encourage more investment in fixed income securities.

     Our goal for the fund in the near term is to continue to hold bonds and try to recapture NAV.

ARIZONA

Top Five Sectors

U.S Guaranteed                      21%
-----------------------------------------
Tax Obligation (Limited)            17%
-----------------------------------------
Tax Obligation (General)            14%
-----------------------------------------
Healthcare                          14%
-----------------------------------------
Water and Sewer                      7%
-----------------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

ARIZONA

Bond Credit: Quality

 [PIE CHART APPEARS HERE]

AAA/U.S Guaranteed.................. 55%
AA..................................  6%
A................................... 14%
BBB................................. 20%
NR..................................  5%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

                                                            ANNUAL REPORT page 5

NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).


Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.


Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.


Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.


SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.


Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.


Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Quick Facts
                          A Shares       B Shares    C Shares   R Shares
NAV                         $10.24        $ 10.23     $ 10.23     $ 10.24
---------------------------------------------------------------------------
Latest Monthly Dividend*   $0.0430        $0.0365     $0.0385     $0.0450
---------------------------------------------------------------------------
Fund Symbol                  FAZTX            N/A         N/A         N/A
---------------------------------------------------------------------------
CUSIP                    67065L104      67065L203   67065L302   67065L401
---------------------------------------------------------------------------
Inception Date               10/86           2/97        2/94        2/97
---------------------------------------------------------------------------
*Paid June 1, 2000


 Total Returns as of 5/31/00+

                    A Shares         B Shares         C Shares    R Shares
                   NAV    Offer   w/o CDSC  w/CDSC      NAV         NAV
1-Year           -3.75%  -7.77%   -4.48%   -8.12%     -4.28%      -3.53%
---------------------------------------------------------------------------
1-Year TER*      -1.26%  -5.38%   -2.38%   -6.02%     -2.07%      -0.92%
---------------------------------------------------------------------------
5-Year            4.25%   3.35%    3.53%    3.36%      3.69%       4.40%
---------------------------------------------------------------------------
5-Year TER*       6.92%   6.00%    5.83%    5.68%      6.07%       7.15%
---------------------------------------------------------------------------
10-Year           6.54%   6.08%    6.04%    6.04%      5.95%       6.62%
---------------------------------------------------------------------------
10-Year TER*      9.53%   9.07%    8.78%    8.78%      8.64%       9.65%
---------------------------------------------------------------------------
*Taxable Equivalent Return (based on a combined federal and state income tax rate of 34.5%).


 Total Returns as of 3/31/00+

                    A Shares         B Shares         C Shares    R Shares
                   NAV    Offer   w/o CDSC  w/CDSC      NAV         NAV
1-Year           -2.48%  -6.58%    -3.12%   -6.81%    -3.01%      -2.26%
---------------------------------------------------------------------------
5-Year            5.32%   4.42%     4.62%    4.45%     4.77%       5.46%
---------------------------------------------------------------------------
10-Year           6.87%   6.41%     6.37%    6.37%     6.29%       6.94%
---------------------------------------------------------------------------
+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.


  Tax-Free Yields as of 5/31/00

                            A Shares       B Shares   C Shares    R Shares
                           NAV    Offer    w/o CDSC
Distribution Rate*        5.04%   4.83%     4.28%       4.52%      5.27%
---------------------------------------------------------------------------
SEC 30-Day Yield          3.85%   3.69%     3.10%       3.30%      4.04%
---------------------------------------------------------------------------
Taxable Equivalent Yield  5.88%   5.63%     4.73%       5.04%      6.17%
---------------------------------------------------------------------------
 * The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Index Comparison []

                         [MOUNTAIN CHART APPEARS HERE]

            Nuveen Flagship    Nuveen Flagship    Lehman Brothers
           Arizona Municipal  Arizona Municipal   Municipal
           Bond Fund (Offer)   Bond Fund (NAV)    Bond Index

5/1990         $ 9,580            $10,000           $10,000
5/1991          10,462             10,920            11,008
5/1992          11,534             12,039            12,089
5/1993          13,074             13,647            13,536
5/1994          13,325             13,909            13,870
5/1995          14,662             15,305            15,133
5/1996          15,280             15,950            15,825
5/1997          16,479             17,202            17,137
5/1998          17,911             18,696            18,515
5/1999          18,758             19,580            19,622
5/2000          18,055             18,846            19,453

---   Nuveen Flagship Arizona Municipal Bond Fund (Offer) $18,055
---   Nuveen Flagship Arizona Municipal Bond Fund (NAV)   $18,846
---   Lehman Brothers Municipal Bond Index $19,453

Portfolio Statistics

Total Net Assets             $97.6 million
----------------------------------------------
Average Effective Maturity    18.11 years
----------------------------------------------
Average Duration               8.94
----------------------------------------------

 [] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all

ANNUAL REPORT  page 6

NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Municipal Bond Funds.

Nuveen Flagship Colorado Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Mike Davern.

* The Lipper Peer Group returns represent the average annualized total return of the 75 funds in the Lipper Other States Municipal Debt Funds category for the year-to-date period ended May 31, 2000 and 72 funds for the one-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

Q| Municipal bonds had a challenging year as the Federal Reserve (the Fed)
--
implemented a series of interest rate hikes, which caused bond prices in general to drop. Meanwhile, the equity markets have taken investors on a roller coaster ride. What did investors seem to make of this environment during the fund's fiscal year?

MIKE| Throughout 1999, several factors diverted investor attention from
-----
municipal bonds. First, of course, the Fed began raising interest rates in June of 1999, with five more rate hikes over the course of the fiscal year. Since bond prices move inversely to interest rates, the bear market in bonds went into full swing.

     Second, at the end of 1999 the government announced an unprecedented buyback of U.S. Treasury bonds that would begin in 2000. This caused an unexpected rally as investors clamored for Treasury bonds at the expense of other types of bonds.

     Third, the stock market rally, mainly based on a few technology-related names, obviously commanded much attention and diverted investor dollars.

     However, demand for municipal bonds did pick up a bit once the extreme volatility in the stock market set in at the beginning of the year. Investors reassessed their portfolios and apparently recognized the potential stability of municipal bonds, not to mention extremely attractive yields, as the period progressed.

Q| For the fiscal year ended May 31, 2000, the fund recorded a total return of
--
-6.18%, and its Lipper peer group average reported a return of -3.40%.* However, the year-to-date 2000 performance numbers show the improvement in municipals:
The fund returned 0.52%, and the Lipper peer group returned 1.22%, on average.* Compare that to the S&P 500 Index, which Bloomberg reports was down 2.82% for the period. Does this mean the bear market in bonds might be over?

MIKE| We don't try to make market calls like that. We focus on trying to
-----
maintain an attractive, stable dividend and taking opportunities to position the fund for the next market cycle, whenever that may happen. Obviously, bear markets have a negative impact on prices. But a bear market in bonds is very different from a bear market in stocks.

     When you hold a stock, you basically want it to go up in price. You hold a bond for more than just price - you also want attractive, stable income, or yields, which move in the opposite direction as bond prices.

     The other major difference is in price movements. A bond's price, no matter how much it may drop, eventually must go back to $100, or "par," since bonds are issued at par and mature at par. On the flip side, a stock could conceivably drop from


                                                            ANNUAL REPORT page 7

$100 per share to one cent, and never recover. (This discussion applies to a fund's underlying securities - stocks or bonds; the share price of any mutual fund will fluctuate.)

     In a bond bear market, all other factors being equal, it doesn't make sense to sell simply because prices have fallen. It?s better to buy a bond now at $86 than to wait for a bull market to come and pay $101 or $102, knowing the price has to go back to $100.

"The state's population has grown twice as fast as the national average for about eight years in a row, fueling housing and retail sales growth."

Q| Why did the fund underperform its peer group?
--

MIKE| The fund had relatively long duration, which is a measure of sensitivity
-----
to interest rates. Longer duration means the fund's NAV reacts with a greater magnitude to a change in interest rates. We felt that shortening the fund's duration would have sacrificed yield over the fiscal year, so we left it alone to maintain yield. However, we expect that the actions we have taken will help the fund recover NAV in the next market cycle.

Q| How did the fund perform against the Lehman Brothers Municipal Bond Index?
--

MIKE| The fund, as we would expect, underperformed Lehman's national index.
-----
Lehman's 12-month average total return was -0.86% for the period ended May 31, 2000.** However, we feel Lipper's state-specific benchmark gives investors a truer comparative picture. We present both so shareholders can compare their Colorado fund to other Colorado-specific funds as well as to a national benchmark.

Q| You mentioned taking measures to position the fund for the next market cycle.
--
What were some of these measures?

MIKE| "Tax-loss selling" was a huge part of what worked well in this market.
-----
This involves selling bonds at a loss, which can help offset any capital gains the fund may realize (which are taxable to shareholders), now or in any of the next eight years.

     Another strategy is to sell lower-yielding bonds and buy higher-yielding bonds. This was fairly easy to do during the year as yields increased. For instance, proceeds from the sale of lower-yielding Colorado Housing bonds were used to purchase a Colorado Health Facility issue for the National Benevolent Society. This issue, rated Baa2 by Moody's and BBB+ by Standard & Poor's, offered substantial additional yield compared to similarly structured insured bonds.

     We also extended the fund's call protection by selling bonds with a call date in the near future. When rates are falling, many issuers retire bonds early, then reissue to reduce debt costs. This is known as "call risk" to bondholders, because it can interrupt their expected income stream. The presence of call risk in a bond can prevent its price from increasing, because fewer investors may be interested in buying it.

     Since rates are high and demand was weak, bonds with good call protection could be bought at attractive prices.


** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does nor reflect any initial or ongoing expenses.

ANNUAL REPORT page 8

Q| These strategies do not seem like measures that investors could conceivably
--
use on their own with individual bonds. Is that true?

MIKE| That's correct. The amount of research involved, plus the transaction
-----
costs to individuals trading in a bond market that deals in very large blocks, would make it difficult to impossible for an individual to use these strategies at all.

     As a large institutional investor, Nuveen has the ability to trade in large blocks and even negotiate terms of entire issues of municipal bonds. Some very attractive issues never even make it to the retail market. Nuveen's research team is instrumental in not only positioning strategy, but also finding and researching bond issues. That is particularly important to a single-state fund, where the available bond options can be limited.

Q| What sectors are considered defensive in this type of market?
--

MIKE| The fund had 24% of its assets in U.S. guaranteed issues as of the end of
-----
the fiscal year. The housing sector, consisting of both multifamily and single family housing, made up 26% of the fund. This sector has done well in bear markets, since housing issues generally offer additional yield because of associated call risk. The fund's overall call protection helped offset that risk.

     Nuveen's research team discovered Englewood Multifamily Housing Project for the Marks Apartment. This issue was non-rated by Moody's (rated BBB+ by Standard & Poor's) and paid a significantly higher yield than similarly structured AAA bonds to compensate for the higher risk assumed.

Q| What was the economic environment in Colorado over the fiscal year, and what
--
is your outlook for the fund for the coming months?

MIKE| Colorado is one of the fastest growing states in the nation. The state's
-----
population has grown twice as fast as the national average for about eight years in a row, fueling housing and retail sales growth. Colorado's unemployment rate was 2.8% as of the end of May, well below the overall 4.1% rate for the nation. Strong economic growth, higher than the national average, is expected to continue in the state. Colorado's high-tech presence should also continue attracting business from neighboring states.

     As for the municipal bond market, we think the impact of the Fed's interest rate increases should be emerging, since these measures usually take about 12 to 18 months to affect the economy. If stock market volatility continues, as we believe it will, consumer confidence should begin to dampen and possibly encourage more investment in fixed income securities.

COLORADO

Top Five Sectors

U.S. Guaranteed                        24%
---------------------------------------------
Housing (Multifamily)                  17%
---------------------------------------------
Healthcare                             11%
---------------------------------------------
Tax Obligation (Limited)               10%
---------------------------------------------
Housing (Single Family)                 9%
---------------------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

COLORADO

Bond Credit Quality

[PIE CHART APPEARS HERE]
AAA/U.S.
AA..................... 17%
Guaranteed............. 37%
A......................  7%
BBB.................... 15%
NR..................... 24%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

                                                           ANNUAL REPORT  page 9

NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Peformance of classes will differ. For additional information, please see the fund prospectus.

Quick Facts

                                                                A Shares   B Shares    C Shares    R Shares
NAV                                                             $9.50         $9.52      $9.49       $9.50
--------------------------------------------------------------------------------------------------------------
Latest Monthly Dividend*                                      $0.0420       $0.0360    $0.0375     $0.0435
--------------------------------------------------------------------------------------------------------------
Fund Symbol                                                     FCOTX           N/A        N/A         N/A
--------------------------------------------------------------------------------------------------------------
CUSIP                                                       67065L609     67065L500  67065L807   67065L880
--------------------------------------------------------------------------------------------------------------
Inception Date                                                   5/87          2/97       2/97        2/97
--------------------------------------------------------------------------------------------------------------

* Paid June 1, 2000

Total Returns as of 5/31/00/1/

                                                  A Shares                B Shares        C Shares    R Shares
                                              NAV        Offer      w/o/CDSC    w/CDSC      NAV         NAV
1-Year                                       -6.18%     -10.13%      -6.88%    -10.43%     -6.73%      -6.08%
--------------------------------------------------------------------------------------------------------------
1-Year TER*                                  -3.65%      -7.71%      -4.74%     -8.30%     -4.50%      -3.46%
--------------------------------------------------------------------------------------------------------------
5-Year                                        4.37%       3.47%       3.71%      3.54%      3.85%       4.51%
--------------------------------------------------------------------------------------------------------------
5-Year TER*                                   7.10%       6.18%       6.07%      5.92%      6.31%       7.31%
--------------------------------------------------------------------------------------------------------------
10-Year                                       6.39%       5.93%       5.90%      5.90%      5.94%       6.46%
--------------------------------------------------------------------------------------------------------------
10-Year TER*                                  9.44%       8.97%       8.70%      8.70%      8.76%       9.55%
--------------------------------------------------------------------------------------------------------------

*Taxable Equivalent Return (based on a combined federal and state income tax rate of 34.5%).


Total Returns as of 3/31/00/1/

                                                 A Shares               B Shares         C Shares   R Shares
                                             NAV        Offer      w/o CDSC    w/CDSC      NAV         NAV
1-Year                                      -5.27%      -9.21%      -6.06%     -9.66%     -5.82%      -5.26%
--------------------------------------------------------------------------------------------------------------
5-Year                                       5.56%       4.66%       4.87%      4.71%      5.04%       5.67%
--------------------------------------------------------------------------------------------------------------
10-Year                                      6.63%       6.18%       6.16%      6.16%      6.19%       6.69%
--------------------------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C, and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.


Tax- Free Yields as of 5/31/00

                                                              A Shares        B Shares   C Shares   R Shares
                                                           NAV        Offer   w/o CDSC
Distribution Rate*                                        5.31%       5.08%    4.54%      4.74%       5.49%
--------------------------------------------------------------------------------------------------------------
SEC 30-Day Yield                                          2.37%       2.27%    1.62%      1.81%       2.33%
--------------------------------------------------------------------------------------------------------------
Taxable Equivalent Yield                                  3.62%       3.47%    2.47%      2.76%       3.56%
--------------------------------------------------------------------------------------------------------------

* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.


Index Comparison/3/                                                                  Portfolio Statistics

                     [MOUNTAIN CHART APPEARS HERE]
                                                                                     Total Net Assets       $41.4 million
                                                               Lehman                ---------------------------------------------
              Nuveen Flagship          Nuveen Flagship        Brothers               Average Effective
              Colorado Municipal       Colorado Municipal     Municipal              Maturity               19.40 years
              Bond Fund (Offer)        Bond Fund (NAV)        Bond Index             ---------------------------------------------
                                                                                     Average Duration        9.37
5/1990          $ 9,580                   $ 10,000            $ 10,000               ---------------------------------------------
5/1991           10,418                     10,874              11,008
5/1992           11,437                     11,938              12,089
5/1993           12,855                     13,418              13,536
5/1994           13,116                     13,691              13,870
5/1995           14,367                     14,997              15,133
5/1996           14,960                     15,616              15,825
5/1997           16,342                     17,059              17,137
5/1998           18,277                     19,078              18,746
5/1999           18,964                     19,795              19,622
5/2000           17,794                     18,574              19,453

======  Nuveen Flagship Colorado Municipal Bond Fund (Offer) $17,794

______  Nuveen Flagship Colorado Municipal Bond Fund (NAV) $18,574

======  Nuveen Brothers Municipal Bond Index $19,453


[_] The Index Comparison shows the change in the value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

ANNUAL REPORT  page 10

NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective


Nuveen Flagship New Mexico Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Mike Davern.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance. Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities. Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Municipal Bond Funds.


* The Lipper Peer Group returns represent the average annualized total return of the 75 funds in the Lipper Other States Municipal Debt Funds category for the year-to-date period ended May 31, 2000 and 72 funds for the one-year period. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

Q| Municipal bonds had a challenging year as the Federal Reserve (the Fed)
--
implemented a series of interest rate hikes, which caused bond prices in general to drop. Meanwhile, the equity markets have taken investors on a roller coaster ride. What did investors seem to make of this environment during the fund's fiscal year?

MIKE| Throughout 1999, several factors diverted the attention of investors from
-----
municipal bonds. First, of course, the Fed began raising interest rates in June 1999, backing that move up with five more rate hikes over the course of the fiscal year. Since bond prices move inversely to interest rates, the bear market in bonds went into full swing.

     Second, at the end of 1999, the government announced an unprecedented buy-back of U.S. Treasury bonds that would begin in 2000. This caused investors to clamor for Treasury bonds, and consequently caused an unexpected rally at the expense of other types of bonds.

     Third, the stock market rally, mainly based on a few technology-related names, obviously commanded much attention and diverted investor dollars.

     However, demand for municipal bonds did pick up a bit once the most extreme volatility in the stock market set in at the beginning of the year. We believe that investors reassessed their portfolios and recognized the potential stability of municipal bonds, not to mention the extremely attractive yields, as the period progressed.

Q| For the fiscal year ended May 31, 2000, the fund recorded a total return of
--
-4.09%, and its Lipper peer group average returned -2.90%. But the year-to-date 2000 figures are positive: The fund returned 1.05% and the Lipper peer group returned 1.13% on average.* Compare that to the S&P 500 Index, which Bloomberg reports was down 2.82% for the period. Does this mean the bear market in bonds could be over?

MIKE| We don't try to make market calls like that. We focus on trying to
-----
maintain an attractive, stable dividend and taking opportunities to position the fund for the next market cycle, whenever that may happen. Obviously, bear markets have a negative impact on prices. But, a bear market in bonds is very different from a bear market in stocks.

     When you hold a stock, you basically want it to go up in price. You hold a bond for more than just price -- you also want attractive, stable income, or yields, which move in the opposite direction of bond prices.

     The other major difference is in price movements. A bond's price, no matter how much it may drop, eventually must go back to $100, or "par," since bonds are issued at par and mature at par. On the flip side, a stock could conceivably drop from

                                                         ANNUAL REPORT   Page 11

$100 per share to one cent, and never recover. (This discussion applies to a fund's underlying securities -- stocks or bonds; the share price of any mutual fund will fluctuate.)

     In the midst of a bond bear market, all other factors being equal, it doesn't make sense to sell simply because prices have fallen. It's better to buy a bond now at $86 than to wait for a bull market to come and pay $101 or $102, knowing the price has to go back to $100.

Q| What does the fund's tax-exempt status mean for the numbers?
--

MIKE| Equivalent returns for a similar taxable investment for taxpayers in the
-----
combined federal and state 36.5% income tax bracket would be 2.25% for the year-to-date period and -1.41% for the fiscal year ending May 31, 2000.**

Q| How did the fund perform against the Lehman Brothers Municipal Bond Index?
--

MIKE| The fund, as we would expect, underperformed Lehman's national index.
-----
Lehman's 12-month average total return was -0.86% for the period ended May 31, 2000.*** We feel Lipper's state-specific benchmark gives investors a truer comparative picture. However, we give shareholders both so they can compare their New Mexico fund to other state-specific funds as well as to a national benchmark.

Q| Why did the fund underperform its peer group?
--
MIKE| The fund had relatively long duration, which is a measure of sensitivity
-----
to interest rates. Longer duration means the fund's NAV reacts with a greater magnitude to a change in interest rates. We felt that shortening the fund's duration would have sacrificed yield over the fiscal period, so we left it alone to maintain the fund's dividend. However, we expect that the positioning actions we have taken will help the fund recover NAV in the next market cycle.

Q| What were some of those positioning measures you mentioned?
--
MIKE| "Tax-loss selling" was a huge part of what worked well for the fund in
----
this market. This involves selling bonds at a loss and using that loss to help offset any capital gains the fund may realize (which are taxable to shareholders). We can apply an offsetting loss now or anytime in the next eight years.

     We also helped extend call protection in the fund. When rates are falling, many issuers retire their bonds early, if terms of the bond allow, then reissue to save on debt costs. This is known as "call risk" to bondholders, because it could interrupt their expected income stream. The presence of call risk in a bond can prevent its price from increasing because fewer investors may be interested in buying it. Since rates were high and demand was weak over the year, bonds with good call protection could be had at attractive prices.

     On the defensive side, the housing sector, consisting of both multifamily and single family housing, made up 27% of the fund. This sector has done well in bear

  **   Taxable equivalent total return equals a fund's taxable equivalent income
(based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

  *** Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

ANNUAL REPORT    page 12
markets, as housing issues generally offer additional yield because of the call risk associated with them. The fund's overall call protection helped offset that risk.

Q| How did new issuance in the New Mexico municipal bond market compare to that
-
of the nation's, which declined over the last year?

MIKE| Issuance of municipal bonds in New Mexico declined by nearly 16%, but not
----
nearly as much as the 24% decline nationally. With tight supply and strong in-state demand for municipal bonds, the New Mexico market remained competitive. Still, it was difficult to find lower- and non-rated bonds to help provide increased yield.

     However, with the help of Nuveen research, we discovered selling opportunities such as Donna Ana County bonds, which had a short call date and lower yield. We used the proceeds to purchase Public Service Co. of New Mexico Farmington County Pollution Control Revenue bonds, rated Baa3 by Moody's and BBB- by Standard & Poor's, at a much higher yield and longer call protection.

Q| If it was difficult for a large institutional investor like Nuveen to find
-
opportunities in New Mexico, would it be even more challenging for individual investors?

MIKE| It is difficult to impossible for individual investors to have access to
----
the market that institutional investors like Nuveen have. With our size, we have the ability to trade in large blocks and even negotiate terms of entire issues of municipal bonds. Some very attractive bond issues never even make it to the retail market. Nuveen?s research team is instrumental in not only positioning strategy, but also in researching bond issues and finding what we believe are good deals.

Q| What is your outlook for the fund for the coming months?
-

MIKE| The state's economy has grown only moderately, well below the national
----
growth rate. New Mexico's unemployment rate of 5.5% is well above the national average of 4.1%. Its somewhat lackluster economy likely will keep holding population levels down and the unemployment rate up.

     As for the fund, it is well-positioned to respond positively if a bond rally comes along. We feel that the impact of interest rate increases should start emerging, as these measures usually take about 12 to 18 months to affect the economy. If stock market volatility continues, as we believe it will, consumer confidence should begin to dampen and possibly encourage more investment in fixed income securities.


NEW MEXICO

Top Five Sectors

Tax Obligation (Limited)                24%
----------------------------------------------
Housing (Single Family)                 19%
----------------------------------------------
Education and Civic Organizations       12%
----------------------------------------------
Utilities                                9%
----------------------------------------------
U.S. Guaranteed                          8%
----------------------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

NEW MEXICO

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed.....   55%
AA.............    8%
A..............   18%
BBB............   15%
NR.............    4%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.


                                                          ANNUAL REPORT  page 13

NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND

FUND SPOTLIGHT as of May 31, 2000

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical end do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Quick Facts
                           A Shares    B  Shares    C Shares         R Shares
NAV                         $  9.66     $  9.66      $  9.65          $  9.68
-------------------------------------------------------------------------------
Latest Monthly Dividend*    $O.0405     $0.0340      $0.0360          $0.0420
-------------------------------------------------------------------------------
Fund Symbol                   FNMTX         N/A          N/A              N/A
-------------------------------------------------------------------------------
CUSIP                     67065L781   67065L773    67065L765        67065L757
-------------------------------------------------------------------------------
Inception Date                 9/92        2/97         2/97             2/97
-------------------------------------------------------------------------------

*Paid June 1,2OOO

 Total Returns as of 5/31/00 Annualized

                          A Shares          B Shares       C Shares    R Shares
                        NAV    Offer    w/o CDSC  w/CDSC     NAV         NAV
l-Year                -4.09%  -8.09%    -4.75%    -8.41%   -4.71%      -3.89%
-------------------------------------------------------------------------------
l-Year TER*           -1.41%  -5.51%    -2.50%    -6.16%   -2.33%      -1.09%
-------------------------------------------------------------------------------
5-Year                 4.25%   3.36%     3.55%     3.38%    3.75%       4.43%
-------------------------------------------------------------------------------
5-Year TER*            7.12%   6.20%     6.01%     5.85%    6.34%       7.38%
-------------------------------------------------------------------------------
Since Inception        5.27%   4.68%     4.60%     4.60%    4.81%       5.39%
-------------------------------------------------------------------------------
Since Inception TER*   8.22%   7.62%     7.17%     7.17%    7.50%       8.39%
-------------------------------------------------------------------------------

*Taxable Equivalent Return (based on a combined federal and state income tax rate of 36.5%).

Total returns as of 3/31/00 Annualized +
                          A Shares          B Shares       C Shares    R Shares
                        NAV    Offer    w/o CDSC  w/CDSC     NAV         NAV
1-Year               -3.10%   -7.18%     -3.76%   -7.45%    -3.62%     -2.89%
-------------------------------------------------------------------------------
5-Year                5.29%    4.38%      4.58%    4.42%     4.81%      5.46%
-------------------------------------------------------------------------------
Since Inception       5.57%    4.98%      4.91%    4.91%     5.13%      5.69%
-------------------------------------------------------------------------------
+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are
  Class A share returns adjusted for differences in sales charges and expanses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1%
  CDSC for redemptions within one year which is not reflected in the one-year total return.

Tax-Free Yields as of 5/31/00

                            A Shares         B Shares    C Shares     R Shares
                          NAV    Offer          NAV         NAV          NAV
Distribution Rate*       5.03%   4.82%        4.22%       4.48%        5.21%
-------------------------------------------------------------------------------
SEC 30-Day Yield         3.00%   2.87%        2.25%       2.44%        3.19%
-------------------------------------------------------------------------------
Taxable Equivalent Yield 4.72%   4.52%        3.54%       3.84%        5.02%
-------------------------------------------------------------------------------

* The distribution rata differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rata may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the affect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Index Comparison [_]

[MOUNTAIN CHART APPEARS HERE]

          Nuveen Flagship               Nuveen Flagship     Lehman Brothers
        New Mexico Municipal          New Mexico Municipal   Municipal Bond
         Bond Fund (Offer)               Bond Fund (NAV)        Index               Portfolio Statistics
     9/1992         $ 9,580                 $10,000             $10,000             Total Net Assets              $51.3 million
     5/1993          10,421                  10,878              10,726             ----------------------------------------------
     5/1994          10,619                  11,085              10,991             Average Effective Maturity      21.36 years
     5/1995          11,603                  12,111              11,992             ----------------------------------------------
     5/1996          11,971                  12,496              12,540             Average Duration                       9.02
     5/1997          13,037                  13,609              13,580             ----------------------------------------------
     5/1998          14,361                  14,991              14,855
     5/1999          14,897                  15,550              15,549
     5/2000          14,287                  14,914              15,416

-- Nuveen Flagship New Mexico Municipal Bond Fund (Offer) $14,287
-- Nuveen Flagship New Mexico Municipal Bond Fund (NAV) $14,914
-- Lehman Brothers Municipal Bond lndex $15,416

[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


ANNUAL REPORT  page 14

Portfolio of Investments
Nuveen Flagship Arizona Municipal Bond Fund
May 31, 2000

   Principal                                                                                Optional Call                    Market
Amount (000)      Description                                                                 Provisions*     Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                  Consumer Cyclicals -- 1.0%

   $  1,000       Mesa Industrial Development Authority, Industrial Revenue Bonds            No Opt. Call         N/R     $1,014,180
                   (TRW Vehicle Safety System Inc. Project), Series 1992, 7.250%.
                   10/15/04 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  Consumer Staples -- 0.3%

        250       Casa Grande industrial Development Authority, Pollution Control            12/02 at 103          A1        260,840
                   Revenue Bonds (Frito-Lay Inc/PepsiCo), Series 1984, 6.650%. 12/01/14.
------------------------------------------------------------------------------------------------------------------------------------
                  Education and Civic Organizations -- 6.8%

        570       Arizona Educational Loan Marketing Corporation, 1992 Educational            3/02 at 101         Aa2        588,668
                   Loan Revenue Bonds, Series B, 7.000%, 3/01/05 (Alternative Minimum
                   Tax)

        100       Arizona Educational Loan Marketing Corporation, Educational                 9/02 at 101         Aa2        102,501
                   Loan Revenue Bonds, 6.375%, 9/01/05 (Alternative Minimum Tax)

      1,500       Student Loan Acquisition Authority of Arizona, Student Loan Revenue         5/04 at 102         Aa1      1,569,270
                   Bonds, Series 1994B. Subordinated Fixed Rate Bonds, 6.600%, 5/01/10
                   (Alternative Minimum Tax)

      1,500       Student Loan Acquisition Authority of Arizona, Student Loan                11/O9 at 102         Aaa      1,463,700
                   Revenue Refunding Bonds, Senior Series 1999A-1, 5.900%, 5/01/24

      2,500       The Industrial Development Authority of the City of Glendale,               5/08 at 101        BBB+      2,124,875
                   Revenue Bonds, Midwestern University, Series 1998A, 5.375%, 5/15/28

        115       The Industrial Development Authority of the City of Glendale,               5/06 at 102         AAA        116,190
                   Revenue Bonds, Midwestern University, Series 1996A, 6.000%, 5/15/16

        300       Arizona Board of Regents, University of Arizona, System Revenue             6/02 at 102          AA        309,141
                   Refunding Bonds, Series 1992, 6.250%, 6/01/11

        335       Yavapai County Community College District, Revenue Bonds,                   7/03 at 101        BBB+        331,439
                   Series 1993, 6.000%, 7/01/12

------------------------------------------------------------------------------------------------------------------------------------
                  Healthcare -- 13.7%

      4,000       Arizona Health Facilities Authority, Hospital Revenue Bonds                11/09 at 100          A2      3,821,680
                   (Phoenix Children's Hospital), Series 1999A, 6.125%, 11/15/22

      1,000       Arizona Health Facilities Authority, Revenue Bonds (Catholic                7/10 at 101        BBB+        968,160
                   Healthcare West), 1999 Series A, 6.625%, 7/01/20

        930       Maricopa County, Hospital Revenue and Refunding Bonds, Series               4/07 at 102        Baa1        879,343
                   1997 (Sun Health Corporation), 6.125%, 4/01/18

      4,500       The Industrial Development Authority of the County of Maricopa,             7/08 at 101        BBB+      3,557,520
                   Health Facility Revenue Bonds (Catholic Healthcare West Project),
                   1998 Series A, 5.000%, 7/01/16

        375       The Industrial Development Authority of the County of Maricopa,            12/00 at 102         AAA        387,113
                   Hospital Refunding Revenue Bonds (John C. Lincoln Hospital and
                   Health Center), Series 1990, 7.500%, 12/01/13

        600       The Industrial Development Authority of the County of Maricopa,             9/05 at 101         AAA        574,170
                   Baptist Hospital System Revenue Refunding Bonds, Series 1995,
                   5.500%, 9/01/16

      1,500       The Industrial Development Authority of the City of Mesa, Revenue           1/10 at 101         AAA      1,445,490
                   Bonds (Discovery Health System), Series 1999A, 5.750%, 1/01/25

                  The Industrial Development Authority of the City of Phoenix,
                  Hospital Revenue Bonds (John C. Lincoln Hospital and Health Center),
                  Series 1994:
        500        6.000%, 12/01/10                                                          12/03 at 102        BBB+        465,890
        500        6.000%, 12/01/14                                                          12/03 at 102        BBB+        449,660

      1,055       The Industrial Development Authority of the City of Winslow,                6/08 at 102         N/R        815,810
                   Hospital Revenue Bonds (Winslow Memorial Hospital Project),
                   Series 1998, 5.500%, 6/01/22

_____
15

Portfolio of Investments

May 31, 2000

    Principal                                                                                 Optional Call               Market
 Amount (000)     Description                                                                  Provisions*  Ratings**     Value
------------------------------------------------------------------------------------------------------------------------------------
                  Housing/Multifamily - 5.7%

       $2,900     The Industrial Development Authority of the County of Maricopa,              10/09 at 102    N/R      $ 2,629,111
                   Multifamily Housing Revenue Bonds (Arborwood Apartments Project),
                   Subordinate Series 1999B, 6.700%, 10/01/29

        1,000     The Industrial Development Authority of the County of Maricopa,               7/09 at 102    Aaa          970,220
                   Multifamily Housing Revenue Bonds (Whispering Palms Apartments
                   Project), Series 1999A, 5.900%, 7/01/29

          295     Phoenix Housing Finance Corporation, Mortgage Revenue Refunding               7/02 at 101    AAA          300,236
                   Bonds, Series 1992A (FHA - Insured Mortgage Loans - Section 8
                   Assisted Projects), 6.500%, 7/01/24

                  The Industrial Development Authority of the City of Phoenix, Mortgage
                  Revenue Refunding Bonds, Series 1992 (FHA-Insured Mortgage Loan-Chris
                  Ridge Village Project):

          200     6.750%, 1l/01/12                                                             1l/O2 at 101    AAA          205,410

          425     6.800%, 1l/01/25                                                             11/02 at 101    AAA          436,488

          500     The Industrial Development Authority of the City of Phoenix,                  2/03 at 102    Aaa          468,405
                   Multifamily Housing Revenue Refunding Bonds, Series 1993 (GNMA
                   Collateralized - Meadow Glen Apartment Project), 5.800%, 8/20/28

          500     The Industrial Development Authority of the City of Tempe, Multifamily        6/03 at 102    AAA          502,550
                   Mortgage Refunding Bonds, Series 1993A (FHA-Insured Mortgage Loan-
                   Quadrangles Village Apartments), 6.250%, 6/01/26
------------------------------------------------------------------------------------------------------------------------------------
                  Housing/Single Family - 4.4%

        1,500     The Industrial Development Authority of the County of Maricopa,               6/08 at 108    Aaa        1,500,000
                   Single Family Mortgage Revenue Refunding Bonds (Mortgage-Backed
                   Securities Program), Series 1998B, 6.200%, 12/01/30 (Alternative
                   Minimum Tax)

          380     The Industrial Development Authority of the City of Phoenix,                  6/05 at 102    AAA          390,640
                   Statewide Single Family Mortgage Revenue Bonds, Series 1995, 6.150%,
                   12/01/08 (Alternative Minimum Tax)

        1,400     The Industrial Development Authority of the City of Phoenix,              4/08 at 101 1/2    AAA        1,268,148
                   Statewide Single Family Mortgage Revenue Bonds, 1998 Series C, 5.300%,
                   4/01/20 (Alternative Minimum Tax)

          325     The Industrial Development Authority of the County of Pima, Single            8/O5 at 102      A          326,807
                   Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.500%,
                   2/01/17

          800     The Industrial Development Authority of the County of Pima, Single            5/07 at 102    AAA          796,704
                   Family Mortgage Revenue Bonds, Series 1997A, 6.250%, 1l/01/30
                   (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  Long-Term Care - 1.7%

        1,605     The Industrial Development Authority of the County of Cochise,               12/04 at 102    AAA        1,688,492
                   Tax-Exempt Mortgage Revenue Refunding Bonds, Series 1994A (GNMA
                   Collateralized - Sierra Vista Care Center), 6.750%, 1l/20/19
------------------------------------------------------------------------------------------------------------------------------------
                  Tax Obligation/General- 13.9%

          645     City of Chandler, General Obligation Refunding Bonds, Series 1991,            7/01 at 101    AAA          664,621
                   7.000%, 7/01/12

          965     City of Chandler, General Obligation Bonds, Series 2000, 5.000%, 7/01/19      7/10 at 101    Aa2          844,742

                  Sierra Vista Unified School District No. 68 of Cochise County, General
                  Obligation Refunding Bonds, Series 1992:

          250      7.500%, 7/01/09                                                             No Opt. Call    AAA          287,093

          300      7.500%, 7/01/10                                                             No Opt. Call    AAA          347,334

          675     Peoria Unified School District No. 11 of Maricopa County,                    No Opt. Call    AAA          486,972
                   Refunding Bonds, Second Series of 1992, 0.000%, 7/01/06

          480     Peoria Unified School District No. 11 of Maricopa County,                     7/01 at 101    AAA          491,525
                   School Improvement and Refunding Bonds, Series 1992, 6.400%, 7/01/10

           50     Kyrene Elementary School District No. 28 of Maricopa County,                  7/02 at 100    AAA           50,674
                   School Improvement Bonds Project of 1990, Series E, 6.000%, 7/01/12

                  Glendale Elementary School District No. 40 of Maricopa County, School
                  Improvement and Refunding Bonds, Series 1995:

          500      6.200%, 7/01/09                                                              7/05 at 101    AAA          521,905

          750      6.250%, 7/01/10                                                              7/05 at 101    AAA          784,710

          500     Gilbert Unified School District No. 41 of Maricopa County,                    7/08 at 100    AAA          520,375
                   School Improvement Bonds, Project of 1993, Series D, 6.250%, 7/01/15

          515     Alhambra Elementary School District No. 68 of Maricopa County,                7/04 at 102    AAA          549,505
                   School Improvement and Refunding Bonds, Series 1994A, 6.750%, 7/01/14

____
16

   Principal                                                                               Optional Call                 Market
Amount (000)  Description                                                                    Provisions*     Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/General (continued)

     $   310  Chandler Unified School District No. 80 of Chandler County,                   No Opt. Call         AAA    $  330,810
                 School Improvement and Refunding Bonds, Series 1994, 6.250%, 7/01/11

       1,275  Maricopa County School District No. 98, Fountain Hills Unit,                  No Opt. Call         AAA       919,836
                 Refunding Bonds, 0.000%, 7/01/06

       4,750  City of Mesa, General Obligation Bonds, Series 1999, 5.000%, 7/01/17           7/09 at 100         AAA     4,329,293

       1,000  Tucson Unified School District No. 1 of Pima County, Refunding                No Opt. Call         AAA     1,161,150
                 Bonds, Series 1992, 7.500%, 7/01/10

         500  Tanque Verde Unified School District No. 13 of Pima County, School             7/04 at 102         AAA       533,450
                 Improvement and Refunding Bonds, Series 1994, 6.700%, 7/01/10

         315  Scottsdale Mountain Community Facilities District, District General            7/03 at 102           A       315,318
                 Obligation Bonds, Series 1993A, 6.200%, 7/01/17

         225  City of Tempe, General Obligation Bonds, Series 19926, 6.000% 7/01/08          7/02 at 101         AA+       231,620

         180  Tempe Union High School District No. 213 of Maricopa County, School            7/04 at 101         AAA       184,916
                 Improvement and Refunding Bonds, Series 1994, 6.000%, 7/01/12
------------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited - 16.8%

         250  State of Arizona, Refunding Certificates of Participation, Series 1992B,       9/02 at 102         AAA       256,995
                 6.250%, 9/01/10

         225  Arizona Municipal Financing Program, Certificates of Participation,           No Opt. Call         AAA       254,167
                 Series 11, 8.000%, 8/01/17

         965  City of Bullhead, Bullhead Parkway Improvement District Bonds, 6.100%,         1/03 at 103        Baa2       970,501
                 1/01/13

         280  Eloy Municipal Property Corporation, Municipal Facilities Revenue Bonds,       7/02 at 101         BBB       288,305
                 Series 1992, 7.000%, 7/01/11

         385  City of Flagstaff, Junior Lien Street and Highway User Revenue Bonds,         No Opt. Call         AAA       400,554
                 Series 1992, 5.900%, 7/01/l0

         300  Hospital District No. One, Maricopa County, Hospital Facilities Refunding      6/04 at 101         AAA       314,883
                 Bonds, Series B (1992), 6.250%, 6/01/10

       3,195  The Industrial Development Authority of the County of Maricopa, Education      7/10 at 102        Baa3     3,067,551
                 Revenue Bonds (Arizona Charter Schools Project I), Series 2000, 6.625%,
                 7/01/20

              City of Peoria, Improvement District No. 8801 (North Valley Power Center),
                 Improvement Bonds.
         425     7.300%, l/01/12                                                             1/O3 at 101        BBB+       444,197

         460     7.300%, l/01/13                                                             1/O3 at 101        BBB+       480,778

         300  City of Phoenix, Junior Lien Street and Highway User Revenue Refunding         7/02 at 102          A+       309,216
                 Bonds, Series 1992, 6.250%, 7/01/11

              Pinal County, Arizona, Certificates of Participation, Series 1994:
         300  6.375%, 6/01/06                                                                6/02 at 101          AA       310,524

         200  6.500%, 6/01/09                                                                6/02 at 101          AA       207,486

       8,450  Puerto Rico Highway and Transportation Authority, Highway Revenue              7/16 at 100           A     7,043,920
                 Bonds, Series Y of 1996, 5.000%, 7/01/36

       1,200  Puerto Rico Highway and Transportation Authority, Transportation               7/08 at 101           A       991,128
                 Revenue Bonds, Series A, 5.000%, 7/01/38

         850  City of Tucson, Certificates of Participation, Series 1994, 6.375%, 7/01/09    7/04 at 100          AA       889,610

         175  Business Development Finance Corporation, Tucson, Local Development Lease      7/02 at 102         AAA       180,086
                 Revenue Refunding Bonds, Series 1992, 6.250%, 7/01/12
------------------------------------------------------------------------------------------------------------------------------------
              Transportation - 1.1%

         500  City of Phoenix, Airport Revenue Bonds, Series 1994D, 6.400%,                  7/04 at 102         AAA       519,180
                 7/01/12 (Alternative Minimum Tax)

         500  Tucson Airport Authority Inc., Revenue Bonds, Series 199OB, 7.125%,            6/00 at 102         AAA       510,810
                 6/01/15 (Alternative Minimum Tax)

____
17

Portfolio of Investments

May 31, 2000

   Principal                                                                 Optional Call                  Market
Amount (000)     Description                                                   Provisions*     Ratings**     Value
------------------------------------------------------------------------------------------------------------------
                 U.S. Guaranteed - 21.0%

     $   300     Arizona Health Facilities Authority, Hospital System            9/03 at 100        AAA     $  310,218
                  Revenue Refunding Bonds (Phoenix Baptist Hospital and
                  Medical Center, Inc. and Medical Environments, Inc.),
                  Series 1992, 6.250%, 9/01/11

         200     Arizona Municipal Financing Program, Certificates of           No Opt. Call        AAA        230,154
                  Participation, Series 20, 7.700%, 8/01/10

         300     Arizona Board of Regents, Arizona State University,             7/02 at 101        Aaa        314,877
                  System Revenue Bonds, Series 1989, 7.000%,
                  7/01/15 (Pre-refunded to 7/01/02)

         155     City of Chandler, General Obligation Refunding Bonds,           7/01 at 101        AAA        160,262
                  Series 1991, 7.000%, 7/01/12 (Pre-refunded to 7/01/01)

                 Sedona-Oak Creek Joint Unified School District No. 9
                  of Coconino and Yavapai Counties, School Improvement
                  Bonds, Project of 1992, Series A:

         250      6.700%, 7/01/06 (Pre-refunded to 7/01/01)                      7/01 at 101      A-***        257,625
         250      6.750%, 7/01/07 (Pre-refunded to 7/01/01)                      7/01 at 101      A-***        257,755

         385     The Industrial Development Authority of the City of             5/06 at 102        AAA        406,972
                  Glendale, Revenue Bonds, Midwestern University,
                  Series 1996A, 6.000%, 5/15/16 (Pre-refunded to
                  5/15/06)

       1,000     Hospital District No. One, Maricopa County, General             6/06 at 101       A***      1,065,910
                  Obligation Bonds, Series 1996, 6.500%, 6/01/17
                  (Pre-refunded to 6/01/06)

         325     Maricopa County, Hospital Revenue Bonds, Series 1980           No Opt. Call        AAA        371,963
                  (St. Lukes Hospital Medical Center), 8.750%, 2/01/10

       2,775     The Industrial Development Authority of the County of          No Opt. Call        AAA      3,091,961
                  Maricopa, Samaritan Health Services, Hospital System
                  Revenue Refunding Bonds, Series 1990A, 7.000%, 12/01/16

      16,300     The Industrial Development Authority of the County of          No Opt. Call        AAA      6,407,041
                  Maricopa, Single Family Mortgage Revenue Bonds,
                  Series 1984, 0.000%, 2/01/16

         270     Peoria Unified School District No. 11 of Maricopa               7/01 at 101        AAA        277,476
                  County, School Improvement and Refunding Bonds,
                  Series 1992, 6.400%, 7/01/10 (Pre-refunded to 7/01/01)

         500     City of Phoenix, Senior Lien Street and Highway User            7/02 at 102      AA***        521,960
                  Revenue Bonds, Series 1992, 6.250%, 7/01/11

         460     Pima County, Sewer Revenue Refunding Bonds, Series              7/01 at 101        AAA        474,421
                  1991, 6.750%, 7/01/15 (Pre-refunded to 7/01/01)

       1,925     Tatum Ranch Community Facilities District, General              7/02 at 102     N/R***      2,028,238
                   Obligation Bonds, Series 1991A, 6.875%, 7/01/16
                   (Pre-refunded to 7/01/02)

         420     Tempe Union High School District No. 213 of Maricopa            7/04 at 101        AAA        438,039
                  County, School Improvement and Refunding Bonds,
                  Series 1994, 6.000%, 7/01/12 (Pre-refunded to
                  7/01/04)

       8,065     Tucson and Pima County Industrial Development                  No Opt. Call        AAA      3,388,832
                  Authorities, Single Family Mortgage Revenue Bonds,
                  Series 1983A, 0.000%, 12/01/14

         500     City of Tucson, General Obligation Bonds, Series                7/04 at 101        AAA        526,035
                  1984-G, 6.250%, 7/01/18 (Pre-refunded to 7/01/04)

          75     Business Development Finance Corporation, Tucson,               7/02 at 102        AAA         78,312
                  Local Development Lease Revenue Refunding Bonds,
                  Series 1992, 6.250%, 7/01/12 (Pre-refunded to 7/01/02)
-----------------------------------------------------------------------------------------------------------------------------------
                 Utilities ... 6.3%

           5     Central Arizona Water Conservation District                     5/01 at 102        AA-          5,161
                  (Central Arizona Project), Contract Revenue
                  Bonds, Series B 1991, 6.500%, 11/01/11

       2,000     Coconino County, Pollution Control Corporation,                10/06 at 102        BBB      1,853,060
                  Pollution Control Revenue Bonds (Nevada Power
                  Company Project), Series 1996, 6.375%, 10/01/36
                  (Alternative Minimum Tax)

         500     Mohave County Industrial Development Authority,                 8/00 at 101         A+        505,280
                  Industrial Development Revenue Bonds (Citizens
                  Utilities Company Project), Series 1991B, 7,150%,
                  2/01/26 (Alternative Minimum Tax)

         500     The Industrial Development Authority of the County of          11/03 at 101        A-1        503,475
                  Mohave, Industrial Development Revenue Bonds, 1994
                  Series (Citizen Utilities Company Projects), 6.600%,
                  5/01/29 (Alternative Minimum Tax)

         195     The Industrial Development Authority of the County of           1/02 at 103        AAA        205,083
                  Pima, Industrial Development Lease Obligation
                  Refunding Revenue Bonds, 1988 Series A (Irvington
                  Project), 7.250%, 7/15/10

       2,000     Puerto Rico Electric Power Authority, Power Revenue         7/08 at 101 1/2       BBB+      1,634,280
                  Refunding Bonds, Series EE, 4.750%, 7/01/24


____
18

   Principal                                                               Optional Call                          Market
Amount (000)      Description                                                Provisions*          Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------------
                  Utilities (continued)

      $  500      Salt River Project Agricultural Improvement and          No Opt. Call              AA          $  513,120
                   Power District, Electric System Revenue
                   Refunding Bonds, Series 1993A, 5.750%, 1/01/10

       1,000     The Industrial Development Authority of the                6/07 at 101             A-1             892,220
                  County of Yavapai. Industrial Development
                  Revenue Bonds, 1998 Series (Citizens Utilities
                  Company Project), 5.450%. 6/01/33 (Alternative
                  Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------------
                 Water and Sewer - 7.0%

       1,750     City of Chandler, Water and Sewer Revenue                  7/01 at 101             AAA           1,801,205
                  Refunding Bonds, Series 1991, 6.750%, 7/01/06

                 City of Cottonwood, Sewer Revenue Refunding Bonds,
                  Series 1992:
         500      6.900%, 7/01/03                                           7/02 at 101             BBB-            517,440
         100      7.000%, 7/01/06                                           7/02 at 101             BBB-            103,363
         100      7.000%, 7/01/07                                           7/02 at 101             BBB-            103,363

                 City of Phoenix Civic Improvement Corporation,
                  Junior Lien Wastewater System Revenue Bonds,
                  Series 2000:
       1,290      6.125%, 7/01/14 (WI)                                      7/10 at 101             AAA           1,343,122
       1,000      6.250%, 7/01/17 (WI)                                      7/10 at 101             AAA           1,040,090

         540     Pima County, Sewer Revenue Refunding Bonds,                7/01 at 101             AAA             555,017
                  Series 1991, 6.750%, 7/01/15

         800     Sedona, Sewer Revenue Refunding Bonds, Series              7/04 at 101            BBB+             836,446
                  1992, 7.000%, 7/01/12

         500     City of Tucson, Water System Revenue Bonds,                7/01 at 102              A+             518,350
                  Series 1991, 6.700%, 7/01/12
-----------------------------------------------------------------------------------------------------------------------------------
    $115,840     Total investments (cost $98, 319, 991) - 99.7%                                                  97,262,717
============-----------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 0.3%                                                               295,459
                 ------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                              $97,558,176
                 ==================================================================================================================



* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. Three may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensured the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.

 _____
 19

Portfolio of Investments
Nuveen Flagship Colorado Municipal Bond Fund
May 31, 2000

   Principal                                                               Optional Call                                  Market
Amount (000)   Description                                                   Provisions*           Ratings**               Value
--------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 6.2%

   $    500    Colorado Educational and Cultural Facilities Authority,      12/00 at 100                  AA        $    493,650
                School Revenue Bonds (Ave Maria School Project),
                Series 2000, 6.125%, 12/01/25

        300    Colorado Student Obligation Bond Authority, Student           9/00 at 100                   A             301,908
                Loan Revenue Bonds, 1991 Series A3, 7.250%, 9/01/05
                (Alternative Minimum Tax)

        240    Colorado Student Obligation Bond Authority, Student           9/02 at 102                   A             251,074
                Loan Revenue Bonds, 1992 Series C, 7.150%, 9/01/06
                (Alternative Minimum Tax)

      1,500    Hyland Hills Park and Recreation District,                   12/06 at 101                 N/R           1,535,055
                Adams County, Special Revenue Refunding and Improvement
                Bonds, Series 1996A, 6.750%, 12/15/15
 -------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 11.6%

      1,000    Aspen Valley Hospital District, Pitkin County, Revenue        4/10 at 100                 N/R             990,270
                Bonds, Series 2000, 6.800%, 10/15/24

        750    Colorado Health Facilities Authority, Hospital Revenue        9/08 at 100                Baa1             576,285
                Bonds (Parkview Medical Center, Inc. Project), Series
                1998, 5.300%, 9/01/25

      2,500    Colorado Health Facilities Authority, Revenue Bonds           9/09 at 101                 N/R           2,003,050
                (Steamboat Springs Health Care Association Project),
                Series 1999, 5.700%, 9/15/23

      1,250    Board of Trustees for the Gunnison Valley Hospital            7/08 at 101                 N/R             976,950
                (Gunnison County), Hospital Revenue Bonds, Series
                1998, 5.625%, 7/01/23

        250    County of Pueblo, Insured Hospital Refunding Revenue          9/01 at 101                 AAA             258,615
                Bonds (Parkview Episcopal Medical Center, Inc. Project),
                Series 1991A, 7.000%, 9/01/09
--------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 17.6%

      1,265    Boulder County, Multifamily Housing Refunding and             6/09 at 100                 N/R           1,145,761
                Improvement Revenue Bonds (Thistle Community Housing
                Project), Series 1999, 6.375%, 6/01/29

        460    Colorado Housing and Finance Authority, Multifamily           4/05 at 102                 AA+             469,030
                Housing Insured Mortgage Revenue Bonds, 1995 Series A,
                6.650%, 10/01/28 (Alternative Minimum Tax)

      1,215    Colorado Housing and Finance Authority, Multifamily          10/08 at 101                 AA+           1,076,320
                Housing Insured Mortgage Revenue Bonds, 1998 Series B2,
                5.450%, 10/01/28 (Alternative Minimum Tax)

      1,000    City and County of Denver, Multifamily Housing Mortgage       7/08 at 102                 AAA             872,560
                Revenue Bonds (FHA-Insured Mortgage Loan Garden Court
                Community), Series 1998, 5.300%, 7/01/28

      2,800    City of Englewood, Multifamily Housing Revenue Refunding     12/06 at 102                BBB+           2,721,992
                Bonds (Marks Apartments Project), Series 1996,
                6.650%, 12/01/26

      1,000    City of Lakewood, Multifamily Housing Mortgage Revenue       10/05 at 102                 AAA           1,024,310
                Bonds (FHA-Insured Mortgage Loan- The Heights by Marston
                Lake Project), Series 1995, 6.650%, 10/01/25 (Alternative
                Minimum Tax)
 -------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 9.5%

      1,000    Colorado Housing and Finance Authority, Single Family        10/09 at 105                 Aa2           1,055,530
                 Program Bonds, 1999 Series C-3, Senior
                Bonds, 6.750%, 10/01/21

      1,700    Colorado Housing and Finance Authority, Single Family        10/09 at 105                  Aa           1,866,141
                Program Bonds, 2000 Series A-2, Senior Bonds, 7.450%,
                10/01/16 (Alternative Minimum Tax)

        130    Colorado Housing and Finance Authority, Single Family         8/01 at 102                 AA+             131,511
                Program Senior Bonds, 1991 Issue C-2 (Federally Insured
                or Guaranteed Mortgage Loans), 7.375%,
                8/01/23 (Alternative Minimum Tax)

        850    Colorado Housing and Finance Authority, Single Family        No Opt. Call                 Aa1             558,272
                Housing Revenue Refunding Bonds, 1991 Series A, 0.000%,
                1l/01/06

         85    Pueblo County, Single Family Mortgage Revenue Bonds           6/02 at 102                 AA-              87,233
                (GNMA and FNMA Mortgage-Backed Securities Program),
                Series 1994A, 6.850%, 12/01/25

        240    Pueblo County, Single Family Mortgage Revenue Refunding      11/04 at 102                 AAA             246,564
                Bonds (GNMA and FNMA Mortgage-Backed Securities Program),
                Series 1994A, 7.050%, 1l/01/27

____
20

  Principal                                                                               Option Call                         Market
Amount (000)   Description                                                                Provisions*      Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 8.2%

   $   1,000   Colorado Health Facilities Authority, First Mortgage Revenue               1/07 at 101          N/R       $  969,280
                Bonds (Christian Living Campus - Johnson Center Nursing
                Facility Refunding Project), Series 1997A, 7.050%, 1/01/19

       2,500   Colorado Health Facilities Authority, Health Facilities                    9/09 at 102         Baa2        2,151,175
                Revenue Bonds (National Benevolent Association -Village at
                Skyline Project), Series 1999A, 6.375%, 9/01/29

         300   Colorado Health Facilities Authority, Health Facilities                    3/10 at 101         Baa2          289,281
                Revenue Bonds (National Benevolent Association-Village at
                Skyline Project), Series 2000C, 7.000%, 3/01/24
------------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/General - 3.5%

         450   Cherry Creek Vista Park and Recreation District, General                  10/02 at 100          N/R          461,925
                Obligation Refunding and Improvement Bonds, Series 1992B,
                6.875%, 10/01/11

         500   El Paso School District No. RJ-1, El Paso and Elbert Counties,            12/04 at 100          AA-          526,720
                General Obligation Bonds, Series 1995, 6.800%, 12/01/14

         250   Pitkin County, General Obligation Open Space Refunding and                12/04 at 102           A2          266,478
                Improvement Bonds, Series 1994, 6.875%, 12/01/24

         190   Valley Metropolitan District, Jefferson County, General                   12/00 at 101         Baa2          193,633
                Obligation Refunding Bonds, Series 1992, 7.000%, 12/15/06
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 10.3%

       1,000   Colorado Department of Transportation, Transportation                  6/10 at 100 1/2          AAA        1,025,120
                Revenue Anticipation Notes, Series 2000, 6.000%, 6/15/15 (WI)

         175   Jefferson County, Refunding Certificates of Participation,                12/02 at 102          AAA          184,125
                6.650%, 12/01/08

       1,500   Puerto Rico Highway and Transportation Authority,                          7/08 at 101            A        1,238,910
                Transportation Revenue Bonds (Series A), 5.000%, 7/01/38

       1,000   Puerto Rico Highway and Transportation Authority,                          7/10 at 101            A        1,056,580
                Transportation Revenue Bonds (Series B), 6.500%, 7/01/27 (WI)

         750   City of Woodland Park, Limited Sales Tax Refunding Bonds,                 12/03 at 101           AA          770,070
                Series 1994B, 6.400%, 12/01/12
------------------------------------------------------------------------------------------------------------------------------------
              Transportation - 7.0%

         500  City and County of Denver, Special Facilities Airport                      10/02 at 102         Baa3          479,055
               Revenue Bonds (United Air Lines Project), Series 1992A,
               6.875%, 10/01/32 (Alternative Minimum Tax)

       3,500  E-470 Public Highway Authority, Senior Revenue Bonds, Series           9/l0 at 79 29/32          AAA        1,430,205
               2000A and 2000B, 0.000%, 9/01/14

       1,000  Eagle County Air Terminal Corporation, Airport Terminal                     5/06 at 101          N/R        1,000,970
               Project Revenue Bonds, Series 1996, 7.500%, 5/01/21
               (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
              U.S. Guaranteed - 24.7%

       4,300  E-470 Public Highway Authority, Capital Improvement Trust              8/05 at 95 29/32          AAA        3,116,511
               Fund Highway Revenue Bonds (E-470 Project), Senior Bonds,
               Arapahoe County, 0.000%, 8/31/06 (Pre-refunded to 8/31/05)

       5,500  Arapahoe County, Single Family Mortgage Revenue Bonds,                     No Opt. Call          AAA        3,085,390
               Series 1984A, 0.000%, 9/01/10

         300  Colorado Health Facilities Authority, Revenue Bonds (Rose                   8/01 at 102          AAA          313,428
               Medical Center), Series 1991, 7.000%, 8/15/21 (Pre-refunded to 8/15/01)

       3,500  Colorado Health Facilities Authority, Retirement Facilities                No Opt. Call          AAA          688,590
               Revenue Bonds (Liberty Heights), Series 1991 B, 0.000%,
               7/15/24

         900  City of Colorado Springs, Utilities System Revenue Bonds,                  No Opt. Call          AAA          988,479
               Series 19788, 6.600%, 11/15/18

         250  City and County of Denver, Industrial Development Revenue                   3/01 at 102          AAA          260,068
               Bonds (University of Denver Project), Series 1991, 7.500%,
               3/01/16 (Pre-refunded to 3/01/01)

         500  School District No. 38, In the County of El Paso and State                 12/01 at 101          AAA          519,274
               of Colorado, General Obligation Bonds, Collateralized Project
               Fixed Rate Certificates of Participation (Colorado Association
               of School Boards Lease Purchase Finance Program), Series
               1992A, 6.900%, 12/01/13 (Pre-refunded to l2/01/01)

       3,000  El Paso County, Single Family Mortgage Revenue Bonds, 1984                 No Opt. Call          AAA        1,208,850
               Series A, 0.000%, 9/01/15

___
21

Portfolio of Investments

May 31, 2000

      Principal                                                                        Optional Call                        Market
   Amount (000)    Description                                                           Provisions*    Ratings**            Value
----------------------------------------------------------------------------------------------------------------------------------
                   Water and Sewer - 2.7%

     $  1,000      Arapahoe County Water and Wastewater Authority, Water and            12/09 at 100        N/R        $   982,500
                    Wastewater Revenue Bonds, Series 1999, 6.600%, 12/01/24

          120      Colorado Water Resources and Power Development Authority,            11/O2 at 100        AAA            123,960
                    Small Water Resources Revenue Bonds, Series A, 6.700%, 11/01/12
----------------------------------------------------------------------------------------------------------------------------------
     $ 54,020      Total investments (cost $42,787,113) - 101.3%                                                        41,972,658
=============---------------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - (1.3)%                                                                 (537,329)
                   ---------------------------------------------------------------------------------------------------------------
                   Net Assets - 100%                                                                                   $41,435,329
                   ===============================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.
N/R  Investment is not rated.
(WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

____
22

Portfolio of Investments

Nuveen Flagship New Mexico Municipal Bond Fund

May 31, 2000


   Principal                                                                            Optional Call                        Market
Amount (000)    Description                                                               Provisions*     Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 2.0%

   $   1,000    Lordsburg, New Mexico, Pollution Control Revenue Refunding Bonds          4/03 at 102            A2     $ 1,011,840
                  (Phelps Dodge Corporation Project), Series 1993, 6.500%, 4/01/13
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 12.3%

       1,600    New Mexico Educational Assistance Foundation, Student Loan Revenue        4/02 at 102           AAA       1,660,608
                  Bonds, Series 1992A, 6.850%, 4/01/05 (Alternative Minimum Tax)

         390    New Mexico Educational Assistance Foundation, Student Loan Revenue       12/02 at 101           Aaa         400,218
                  Bonds, Senior 1992 Series One-A, 6.550%, 12/01/05 (Alternative
                  Minimum Tax)

         140    New Mexico Educational Assistance Foundation, Student Loan Revenue       12/02 at 101             A         142,201
                  Bonds, Subordinate 1992 Series One-B, 6.850%, 12/01/05 (Alternative
                  Minimum Tax)

         650    New Mexico Educational Assistance Foundation, Student Loan Revenue       No Opt. Call           Aaa         673,686
                  Bonds, Senior 1995 Series IV-A1, 6.500%, 3/01/04 (Alternative
                  Minimum Tax)

                City of Santa Fe, New Mexico, Educational Facilities Revenue
                  Improvement and Refunding Revenue Bonds, College of Santa Fe
                  Project), Series 1997:
         500        6.000%, 10/01/13                                                     10/07 at 100          BBB-         491,630
         500        5.875%, 10/01/21                                                     10/07 at 100          BBB-         459,840

         500    City of Santa Fe, New Mexico, Educational Facilities Improvement         10/07 at 100          BBB-         421,195
                  Revenue Bonds (College of Santa Fe Project), Series 1998A,
                  5.500%, 10/01/28

       2,000    Regents of the University of New Mexico, System Revenue Refunding        No Opt. Call            AA       2,042,100
                  Bonds, Series 1992A, 6.000%, 6/01/21
------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 4.5%

       3,000    New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds,       6/08 at 101          Baa2       2,313,180
                  Series 1998 (Memorial Medical Center Inc. Project), 5.500%, 6/01/28
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 7.7%

       2,000    Bernalillo County, New Mexico, Multifamily Housing Refunding and          6/09 at 101           N/R       1,733,560
                  Improvement Revenue Bonds, Series 1999 (El Centro Senior Housing
                  Complex), 5.850%, 6/15/29

       1,000    Las Cruces Housing Development Corporation, Multifamily Mortgage          4/02 at 102            A2       1,005,610
                  Revenue Refunding Bonds, Series 1993A, 6.400%, 10/01/19

       1,340    Santa Fe Civic Housing Authority, Inc., Multifamily Housing Revenue       8/08 at 100           AAA       1,205,866
                  Bonds (The Tuscany at St. Francis Project), Tax-Exempt Series 1998A,
                  5.500%, 8/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 19.0%

       1,860    New Mexico Mortgage Finance Authority, Single Family Mortgage Program     7/06 at 102           AAA       1,864,557
                  Bonds, 1996 Series D1, 6.250%, 7/01/22

       1,410    New Mexico Mortgage Finance Authority, Single Family Mortgage Program     7/07 at 102           AAA       1,387,793
                  Bonds, 1996 Series G-2 Bonds, 6.200%, 7/01/28 (Alternative Minimum
                  Tax)

       1,245    New Mexico Mortgage Finance Authority, Single Family Mortgage Program     7/05 at 102           AAA       1,256,778
                  Bonds, 1995 Series A, 6.650%, 7/01/26 (Alternative Minimum Tax)

____
23

Portfolio of Investments

May 31, 2000

    Principal                                                                                 Optional Call                   Market
 Amount (000)   Description                                                                     Provisions*    Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
                 Housing/Single Family (continued)

   $       30    New Mexico Mortgage Finance Authority, Single Family Mortgage Purchase         7/02 at 102          AAA  $   30,140
                   Refunding Senior Bonds, 1992 Series A-1, 6.850%, 7/01/10

          500    New Mexico Mortgage Finance Authority, Single Family Mortgage Purchase         7/02 at 102          AAA     508,285
                   Refunding Senior Bonds, 1992 Series A-2, 6.900%, 7/01/24

          700    New Mexico Mortgage Finance Authority, Single Family Mortgage Program          7/07 at 102          AAA     632,758
                   Bonds, 1997 Series F-2 Bonds, 7/01/29 (Alternative Minimum Tax)

        1,000    New Mexico Mortgage Finance Authority, Single Family Mortgage Program          7/08 at 102          AAA     882,210
                   Bonds, 1998 Series E-2, 5.200%, 7/01/18 (Alternative Minimum Tax)

        2,000    New Mexico Mortgage Finance Authority, Single Family Mortgage Program     11/09 at 101 1/2          AAA   2,124,720
                   2000 Series B, 7.000%, 9/01/31 (Alternative Minimum Tax)

        1,060    New Mexico Mortgage Finance Authority, General Revenue Office Building         9/09 at 100           A+   1,023,260
                   Bonds, Series 2000, 6.000%, 9/01/26
------------------------------------------------------------------------------------------------------------------------------------
                 Long-Term Care - 4.6%

        1,500    City of Albuquerque, New Mexico, Revenue Refunding Bonds (The                  6/03 at 102          AAA   1,514,775
                   Evangelical Lutheran Good Samaritan Society), Series 1993, 5.900%,
                   6/01/13

          500    Las Cruces, New Mexico, Health Facilities Revenue Refunding Bonds,            12/02 at 102          AAA     509,055
                   Series 1992 (Evangelical Lutheran Good Samaritan Society Project),
                   6.450%, 12/01/17

          300    City of Socorro, New Mexico, Health Facilities Refunding Revenue Bonds         5/04 at 102          AAA     359,251
                   (The Evangelical Lutheran Good Samaritan Society Project), Series
                   1994, 6.000%, 5/01/08
------------------------------------------------------------------------------------------------------------------------------------
                 Tax Obligation/General - 2.3%

                 Grants/Cibola County School District 1, General Obligation School
                   Building Bonds, Series 1994:
          480      6.250%, 5/01/08                                                              5/04 at 100         Baa2     487,493
          510      6.250%, 5/01/09                                                              5/04 at 100         Baa2     517,069

          200    Torrance County, New Mexico, General Obligation Bonds, Series 1993,            7/00 at 100          N/R     199,994
                   5.500%, 7/01/04
------------------------------------------------------------------------------------------------------------------------------------
                 Tax Obligation/Limited - 24.0%

        1,880    City of Albuquerque, New Mexico, Gross Receipts/Lodgers Tax Refunding        No. Opt. Call          AAA     998,656
                   and Improvement Revenue Bonds, Series 1991B, 0.000%, 7/01/11

          300    City of Albuquerque, New Mexico, Gross Receipts/Lodgers Tax Refunding          7/00 at 100           AA     257,355
                   Revenue Bonds, Series 1999B, 5.000%, 7/01/25

        2,000    Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series       10/09 at 100           AA   1,782,000
                   1999, 5.250%, 10/01/26

          250    Las Cruces, New Mexico, Gross Receipts Tax Revenue Refunding Bonds,           12/02 at 101            A     256,215
                   Series 1992, 6.250%, 12/01/05

                 Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,
                   Series Y of 1996:
        3,550      5.500%, 7/01/36                                                              7/16 at 100            A   3,248,712
          750      5.000%, 7/01/36                                                              7/16 at 100            A     625,200

        1,000    Puerto Rico Highway and Transportation Authority, Transportation Revenue       7/10 at 101            A   1,056,580
                   Bonds (Series B), 6.500%, 7/01/27 (WI)

        4,000    Santa Fe County, New Mexico, Correctional System Revenue Bonds, Series        No Opt. Call          AAA   4,047,640
                   1997, 6.000%, 2/01/27
------------------------------------------------------------------------------------------------------------------------------------
                 Transportation - 3.9%

        1,000    City of Albuquerque, New Mexico, Airport Revenue Bonds, Series 1995A,          7/00 at 105          AAA   1,044,050
                   6.600%, 7/01/16 (Alternative Minimum Tax)

        1,000    Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996            6/06 at 102         Baa2     949,650
                   Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
                   (Alternative Minimum Tax)


_____
24

      Principal                                                                        Optional Call                        Market
   Amount (000)    Description                                                           Provisions*    Ratings**            Value
----------------------------------------------------------------------------------------------------------------------------------
                   U.S Guaranteed - 8.0%

     $  2,370      City of Albuquerque, New Mexico, Gross Receipts/Lodgers Tax          No Opt. Call        AAA        $ 1,263,020
                    Refunding and Improvement Revenue Bonds, Series 1991B, 0.000%,
                    7/01/11

          250      City of Albuquerque, New Mexico, Joint Water and Sewer System         7/00 at 100        AAA            250,298
                    Revenue Bonds, Series 1990A, 6.000%, 7/01/15 (Pre-refunded to 7/01/00)

           90      Las Cruces, New Mexico, Joint Utility Refunding and Improvement       7/02 at 102      A1***             93,953
                    Revenue Bonds, Series 1992, 6.250% 7/01/12

        1,000      Rio Grande Natural Gas Association (Dona Ana County), Natural Gas     7/03 at 100      A3***          1,026,990
                    System Refunding and Improvement Revenue Bonds, Series 1993,
                    6.125%, 7/01/13 (Pre-refunded to 7/01/03)

          375      Sandoval County, New Mexico, Gross Receipts Tax Revenue Refunding    11/02 at 102    Baa1***            397,039
                    Bonds, Series 1992, 6.900%, 11/01/12 (Pre-refunded to 11/01/02)

          130      Sandoval County, New Mexico, Gross Receipts Tax Revenue Refunding    12/02 at 102    Baa1***            136,624
                    Bonds, Series 1992A, 6.500%, 12/01/06 (Pre-refunded to 12/01/02)

          500      Sandoval County, New Mexico, Gross Receipts Tax Revenue Bonds,       11/05 at 101     N/R***            551,385
                    Subordinate Series 1994, 7.150%, 11/01/10 (Pre-refunded to
                    11/01/05)

          327      Santa Fe County, New Mexico, Office and Training Facilities          No Opt. Call        Aaa            399,061
                    Project Revenue Bonds, Series 1990, 9.000%, 7/01/07
----------------------------------------------------------------------------------------------------------------------------------

                   Utilities - 9.3%

          875      Farmington County, New Mexico, Pollution Control Revenue Refunding   12/02 at 102        AAA            887,141
                    Bonds (Public Service Company of New Mexico, San Juan and Four
                    Corners Projects), 1992 Series A, 6.375% 12/15/22

        2,000      Farmington County, New Mexico, Pollution Control Revenue Bonds       10/09 at 102       BBB-          1,888,820
                    (Public Service Company of New Mexico), 1999 Series A, 6.600%,
                    10/01/29 (Alternative Minimum Tax)

        1,000      City of Las Cruces, South Central Solid Waste Authority,              6/05 at 100         A3            990,380
                    Environmental Services Gross Receipts Tax/Project Revenue Bonds,
                    Series 1995, 6.000%, 6/01/16

        1,000      Incorporated County of Los Alamos, Utility System Revenue Bonds       7/04 at 102        AAA          1,020,580
                    Series 1994A, 6.000%, 7/01/15
----------------------------------------------------------------------------------------------------------------------------------
                   Water and Sewer - 1.3%

        1,000      City of Albuquerque, Joint Water and Sewer System Revenue Bonds,     No Opt. Call        AAA            679,500
                    Series 1990A, 0.000%, 7/01/07
----------------------------------------------------------------------------------------------------------------------------------
     $ 54,612      Total Investments (cost $51,770,533) - 98.9%                                                         50,710,521
=============---------------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 1.1%                                                                    556,078
                   ---------------------------------------------------------------------------------------------------------------
                   Net Assets - 100%                                                                                   $51,266,599
                   ===============================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

____
25

     Statements of Net Assets
     May 31, 2000

                                                                        Arizona       Colorado     New Mexico
-------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value               $ 97,262,717   $ 41,972,658   $ 50,710,521
Cash                                                                  1,212,250      1,175,103        736,478
Receivables:
   Interest                                                           1,831,115        654,837      1,006,677
   Investments sold                                                       5,000         10,000             --
   Shares sold                                                           23,000          1,915         10,000
Other assets                                                              2,427            711          1,527
-------------------------------------------------------------------------------------------------------------
         Total assets                                               100,336,509     43,815,224     52,465,203
-------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
   Investments purchased                                              2,361,465      2,062,003      1,045,743
   Shares redeemed                                                      119,470        183,127            375
Accrued expenses:
   Management fees                                                       45,723         19,204         23,913
   12b-1 distribution and service fees                                   17,929         10,818         11,414
   Other                                                                 59,923         40,835         34,996
Dividends payable                                                       173,823         63,908         82,163
-------------------------------------------------------------------------------------------------------------
         Total liabilities                                            2,778,333      2,379,895      1,198,604
-------------------------------------------------------------------------------------------------------------
Net assets                                                         $ 97,558,176   $ 41,435,329   $ 51,266,599
=============================================================================================================
Class A Shares
Net assets                                                         $ 69,511,754   $ 32,447,651   $ 45,794,578
Shares outstanding                                                    6,790,602      3,415,642      4,742,249
Net asset value and redemption price per share                     $      10.24   $       9.50   $       9.66
Offering price per share (net asset value per share plus maximum
   sales charge of 4.20% of offering price)                        $      10.69   $       9.92   $      10.08
=============================================================================================================
Class B Shares
Net assets                                                         $  3,680,195   $  4,533,178   $  2,716,566
Shares outstanding                                                      359,760        476,414        281,355
Net asset value, offering and redemption price per share           $      10.23   $       9.52   $       9.66
=============================================================================================================
Class C Shares
Net assets                                                         $  5,290,466   $  3,112,557   $  2,321,150
Shares outstanding                                                      516,931        327,852        240,464
Net asset value, offering and redemption price per share           $      10.23   $       9.49   $       9.65
=============================================================================================================
Class R Shares
Net assets                                                         $ 19,075,761   $  1,341,943   $    434,305
Shares outstanding                                                    1,863,618        141,323         44,872
Net asset value, offering and redemption price per share           $      10.24   $       9.50   $       9.68
=============================================================================================================

                                 See accompanying notes to financial statements.

 ____
 26

Statement of Operations
Year Ended May 31, 2000

                                                                         Arizona        Colorado      New Mexico
----------------------------------------------------------------------------------------------------------------
Investment Income                                                      $ 6,448,382    $ 2,731,747    $ 3,310,393
----------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                            595,003        241,911        307,075
12b-1 service fees - Class A                                               155,408         71,339        100,684
12b-1 distribution and service fees - Class B                               38,284         43,440         25,536
12b-1 distribution and service fees - Class C                               45,127         20,463         17,775
Shareholders' servicing agent fees and expenses                            155,431        107,299        120,226
Custodian's fees and expenses                                               62,245         51,703         53,176
Trustees' fees and expenses                                                  3,310          2,068          2,563
Professional fees                                                           12,506          2,362          1,232
Shareholders' reports - printing and mailing expenses                      109,726         57,748         60,791
Federal and state registration fees                                         28,273          5,245          8,261
Other expenses                                                               9,488          2,517          2,838
----------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement     1,214,801        606,095        700,157
     Custodian fee credit                                                   (8,035)        (3,994)        (3,626)
     Expense reimbursement                                                 (38,747)            --             --
----------------------------------------------------------------------------------------------------------------
Net expenses                                                             1,168,019        602,101        696,531
----------------------------------------------------------------------------------------------------------------
Net investment income                                                    5,280,363      2,129,646      2,613,862
----------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                     (147,776)    (1,306,721)      (736,135)
Net change in unrealized appreciation or depreciation of investments    (9,625,510)    (3,795,185)    (4,420,670)
----------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                        (9,773,286)    (5,101,906)    (5,156,805)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                  $(4,492,923)   $(2,972,260)   $(2,542,943)
================================================================================================================

                                 See accompanying notes to financial statements.

  ____
  27

     Statement of Changes in Net Assets

                                                         Arizona                      Colorado                  New Mexico
                                              ---------------------------   --------------------------   --------------------------
                                                Year Ended     Year Ended     Year Ended    Year Ended     Year Ended    Year Ended
                                                   5/31/00        5/31/99        5/31/00       5/31/99        5/31/00       5/31/99
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                         $  5,280,363   $  5,538,036   $  2,129,646   $ 2,047,712   $  2,613,862   $ 2,776,968
Net realized gain (loss) from investment
  transactions                                    (147,776)       935,923     (1,306,721)      511,179       (736,135)      514,535
Net change in unrealized appreciation
  or depreciation of investments                (9,625,510)    (1,936,011)    (3,795,185)     (996,714)    (4,420,670)   (1,120,839)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                               (4,492,923)     4,537,948     (2,972,260)    1,562,177     (2,542,943)    2,170,664
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                       (3,837,164)    (4,101,755)    (1,799,890)   (1,812,447)    (2,481,236)   (2,560,974)
  Class B                                         (168,450)      (114,786)      (195,981)     (122,188)      (110,796)      (79,582)
  Class C                                         (264,023)      (278,780)      (122,161)      (66,954)      (103,680)      (81,442)
  Class R                                       (1,050,036)    (1,045,871)       (52,929)      (42,768)       (22,146)      (22,648)
From accumulated net realized gains
  from investment transactions:
  Class A                                         (517,437)      (412,344)       (94,558)     (108,785)            --            --
  Class B                                          (27,725)       (13,676)       (12,163)       (8,851)            --            --
  Class C                                          (38,643)       (32,343)        (6,962)       (4,777)            --            --
  Class R                                         (134,127)      (101,198)        (2,226)       (2,536)            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
  distributions to shareholders                 (6,037,605)    (6,100,753)    (2,286,870)   (2,169,306)    (2,717,858)   (2,744,646)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                11,878,838     18,304,296     10,560,611    12,388,138      4,468,682     8,678,647
Net proceeds from shares issued to
  shareholders due to reinvestment
  of distributions                               2,671,878      2,660,537        881,892       854,120      1,021,846     1,006,025
-----------------------------------------------------------------------------------------------------------------------------------
                                                14,550,716     20,964,833     11,442,503    13,242,258      5,490,528     9,684,672
Cost of shares redeemed                        (25,053,359)   (15,184,364)   (11,690,132)   (6,264,853)   (10,871,056)   (5,522,676)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from Fund share transactions                 (10,502,643)     5,780,469       (247,629)    6,977,405     (5,380,528)    4,161,996
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets          (21,033,171)     4,217,664     (5,506,759)    6,370,276    (10,641,329)    3,588,014
Net assets at the beginning of year            118,591,347    114,373,683     46,942,088    40,571,812     61,907,928    58,319,914
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                 $ 97,558,176   $118,591,347   $ 41,435,329   $46,942,088   $ 51,266,599   $61,907,928
===================================================================================================================================
Undistributed (Over-distribution of) net
  investment income at the end of year        $    (36,516)  $      2,794   $    (40,666)  $       649   $    (67,193)  $    36,803
===================================================================================================================================

                                 See accompanying notes to financial statements.

 ____
 28

Notes to Financial Statements


1.   General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Arizona Municipal Bond Fund ("Arizona"), the Nuveen Flagship Colorado Municipal Bond Fund ("Colorado") and the Nuveen Flagship New Mexico Municipal Bond Fund ("New Mexico") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2000, Arizona, Colorado and New Mexico had outstanding when-issued purchase commitments of $2,361,465, $2,062,003 and $1,045,743, respectively.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

_____
29

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2000.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares



Transactions in Fund shares were as follows:

                                                                                              Arizona
                                                                       -----------------------------------------------------
                                                                              Year Ended                 Year Ended
                                                                                5/31/00                    5/31/99
                                                                       -------------------------   -------------------------
                                                                          Shares      Amount         Shares       Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                  726,643   $  7,660,379    1,012,200   $ 11,573,874
 Class B                                                                   74,778        798,568      263,892      3,014,513
 Class C                                                                  142,388      1,504,921      128,946      1,472,159
 Class R                                                                  183,749      1,914,970      196,220      2,243,750
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                  159,034      1,681,809      151,919      1,743,724
 Class B                                                                    5,876         62,104        3,175         36,412
 Class C                                                                   13,050        137,901       12,655        145,186
 Class R                                                                   74,773        790,064       64,055        735,215
----------------------------------------------------------------------------------------------------------------------------
                                                                        1,380,291     14,550,716    1,833,062     20,964,833
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                               (1,780,585)   (18,652,260)  (1,018,708)   (11,664,214)
 Class B                                                                  (92,844)      (971,413)     (37,352)      (424,518)
 Class C                                                                 (209,947)    (2,201,029)    (125,596)    (1,433,816)
 Class R                                                                 (309,480)    (3,228,657)    (145,051)    (1,661,816)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (2,392,856)   (25,053,359)  (1,326,707)   (15,184,364)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                (1,012,565)  $(10,502,643)     506,355   $  5,780,469
============================================================================================================================

_____
30

                                                                                            Colorado
                                                                       -----------------------------------------------------
                                                                              Year Ended                 Year Ended
                                                                                5/31/00                    5/31/99
                                                                       -------------------------   -------------------------
                                                                          Shares      Amount         Shares       Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                  496,701   $  5,003,526      671,535   $  7,279,788
 Class B                                                                  161,447      1,601,899      267,870      2,914,260
 Class C                                                                  142,069      1,392,811      181,898      1,970,240
 Class R                                                                  259,710      2,562,375       20,587        223,850
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                   68,272        678,948       65,037        707,625
 Class B                                                                   11,906        118,577        7,439         81,081
 Class C                                                                    3,436         34,089        2,392         26,018
 Class R                                                                    5,085         50,278        3,619         39,396
----------------------------------------------------------------------------------------------------------------------------
                                                                        1,148,626     11,442,503    1,220,377     13,242,258
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                 (819,108)    (8,096,918)    (516,805)    (5,592,710)
 Class B                                                                 (110,619)    (1,077,525)     (15,048)      (162,708)
 Class C                                                                  (48,594)      (475,455)     (34,394)      (371,975)
 Class R                                                                 (204,337)    (2,040,234)     (12,716)      (137,460)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (1,182,658)   (11,690,132)    (578,963)    (6,264,853)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                   (34,032)  $   (247,629)     641,414   $  6,977,405
============================================================================================================================

                                                                                           New Mexico
                                                                       ------------------------------------------------------
                                                                              Year Ended                 Year Ended
                                                                                5/31/00                    5/31/99
                                                                       -------------------------   -------------------------
                                                                          Shares      Amount         Shares       Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                  338,017   $  3,386,367      564,095   $  6,050,839
 Class B                                                                   68,420        687,416      139,498      1,495,072
 Class C                                                                   28,292        286,236      105,480      1,131,654
 Class R                                                                   11,121        108,663          101          1,082
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                   90,985        908,337       85,290        915,668
 Class B                                                                    5,889         58,613        3,639         39,054
 Class C                                                                    3,709         37,102        3,293         35,364
 Class R                                                                    1,781         17,794        1,481         15,939
----------------------------------------------------------------------------------------------------------------------------
                                                                          548,214      5,490,528      902,877      9,684,672
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                               (1,009,877)   (10,055,696)    (476,600)    (5,099,274)
 Class B                                                                  (50,297)      (509,158)     (17,756)      (189,721)
 Class C                                                                  (17,821)      (175,367)     (21,822)      (233,573)
 Class R                                                                  (13,176)      (130,835)         (10)          (108)
----------------------------------------------------------------------------------------------------------------------------
                                                                       (1,091,171)   (10,871,056)    (516,188)    (5,522,676)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                  (542,957)  $ (5,380,528)     386,689   $  4,161,996
============================================================================================================================

3.   Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 3, 2000, to shareholders of record on June 9, 2000, as follows:


                                        Arizona        Colorado       New Mexico
--------------------------------------------------------------------------------
Dividend per share:
 Class A                                $ .0430        $ .0420       $ .0405
 Class B                                  .0365          .0360         .0340
 Class C                                  .0385          .0375         .0360
 Class R                                  .0450          .0435         .0420
================================================================================

_____
31

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 2000, were as follows:


                                            Arizona     Colorado   New Mexico
--------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities       $43,928,430  $23,895,279  $13,471,222
   Short-term municipal securities        9,700,000    5,450,000    3,400,000

Sales and maturities:
   Long-term municipal securities        54,973,246   23,266,148   18,850,271
   Short-term municipal securities        9,700,000    5,450,000    3,400,000
================================================================================

At May 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                            Arizona     Colorado   New Mexico
--------------------------------------------------------------------------------
                                        $98,319,991  $43,623,631  $52,098,473
================================================================================

At May 31, 2000, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                               Arizona    Colorado  New Mexico
--------------------------------------------------------------------------------
Expiration Year:
   2003                                       $     --    $     --    $296,633
   2004                                             --          --     290,586
   2005                                             --          --          --
   2006                                             --          --          --
   2007                                             --          --          --
   2008                                        148,632     470,202     411,479
--------------------------------------------------------------------------------
Total                                         $148,632    $470,202    $998,698
================================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at May 31, 2000, were as follows:

                                                    Arizona        Colorado      New Mexico
-----------------------------------------------------------------------------------------------
Gross unrealized:
 appreciation                                   $ 2,388,848     $   936,211     $   588,083
 depreciation                                    (3,446,122)     (2,587,184)     (1,976,035)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      $(1,057,274)    $(1,650,973)    $(1,387,952)
===============================================================================================

___
32

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

Average Daily Net Assets                                         Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                          .5500 of 1%
For the next $125 million                                           .5375 of 1
For the next $250 million                                           .5250 of 1
For the next $500 million                                           .5125 of 1
For the next $1 billion                                             .5000 of 1
For net assets over $2 billion                                      .4750 of 1
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 2000, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                Arizona   Colorado   New Mexico
--------------------------------------------------------------------------------
Sales charges collected                         $71,863    $39,780      $45,944

Paid to authorized dealers                       65,747     39,780       39,160
================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2000, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                 Arizona   Colorado   New Mexico
--------------------------------------------------------------------------------
Commission advances                              $41,273    $71,389      $34,045
================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2000, the Distributor retained such 12b-1 fees as follows:

                                                Arizona    Colorado   New Mexico
--------------------------------------------------------------------------------
12b-1 fees retained                             $42,234     $46,909      $26,796
================================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2000, as follows:

                                                Arizona   Colorado   New Mexico
--------------------------------------------------------------------------------
CDSC retained                                   $36,969    $33,480      $16,339
================================================================================

7. Composition of Net Assets

At May 31, 2000, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                               Arizona      Colorado    New Mexico
------------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                            $98,800,598   $43,597,170   $53,720,442
Undistributed (Over-distribution of) net investment income                                     (36,516)      (40,666)      (67,193)
Accumulated net realized gain (loss) from investment transactions                             (148,632)   (1,306,720)   (1,326,638)
Net unrealized appreciation (depreciation) of investments                                   (1,057,274)     (814,455)   (1,060,012)
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                 $97,558,176   $41,435,329   $51,266,599
====================================================================================================================================

___
33

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                   Investment Operations           Less Distributions
                               ----------------------------   ----------------------------

ARIZONA**
                                               Net
                                         Realized/
                                        Unrealized
                  Beginning       Net      Invest-                Net                        Ending
                        Net   Invest-         ment            Invest-                           Net
Year Ended            Asset      ment         Gain               ment    Capital              Asset        Total
May 31,               Value    Income       (Loss)    Total    Income      Gains     Total    Value   Return (a)
----------------------------------------------------------------------------------------------------------------
Class A (10/86)
    2000           $  11.25     $ .52     $  (.94)   $(.42)    $(.52)    $ (.07)   $ (.59)   $ 10.24     (3.75)%
    1999              11.40       .53        (.09)     .44      (.54)      (.05)     (.59)     11.25      3.87
    1998              10.94       .55         .48     1.03      (.55)      (.02)     (.57)     11.40      9.56
    1997              10.73        56         .27      .83      (.56)      (.06)     (.62)     10.94      7.85
    1996              10.85       .57        (.12)     .45      (.57)        --      (.57)     10.73      4.21
Class B (2/97)
    2000              11.24       .44        (.94)    (.50)     (.44)      (.07)     (.51)     10.23     (4.48)
    1999              11.39       .45        (.10)     .35      (.45)      (.05)     (.50)     11.24      3.12
    1998              10.94       .47         .47      .94      (.47)      (.02)     (.49)     11.39      8.67
    1997 (d)          10.92       .16         .02      .18      (.16)        --      (.16)     10.94      1.64
Class C (2/94)
    2000              11.24       .46        (.94)    (.48)     (.46)      (.07)     (.53)     10.23     (4.28)
    1999              11.39       .47        (.09)     .38      (.48)      (.05)     (.53)     11.24      3.33
    1998              10.94       .49         .47      .96      (.49)      (.02)     (.51)     11.39      8.89
    1997              10.73       .50         .27      .77      (.50)      (.06)     (.56)     10.94      7.28
    1996              10.84       .51        (.11)     .40      (.51)        --      (.51)     10.73      3.75
Class R (2/97)
    2000              11.25       .54        (.94)    (.40)     (.54)      (.07)     (.61)     10.24     (3.53)
    1999              11.40       .56        (.10)     .46      (.56)      (.05)     (.61)     11.25      4.09
    1998              10.94       .57         .48     1.05      (.57)      (.02)     (.59)     11.40      9.79
    1997 (d)          10.92       .19         .02      .21      (.19)        --      (.19)     10.94      1.96
================================================================================================================

                                                    Ratios/Supplemental Data
                      --------------------------------------------------------------------------------------
                                     Before Credit/            After             After Credit/
                                     Reimbursement       Reimbursement (b)     Reimbursement (c)
                                  -------------------   -------------------   -------------------
                                                Ratio                 Ratio                 Ratio
                                               of Net                of Net                of Net
                                              Invest-               Invest-               Invest-
                                  Ratio of       ment   Ratio of       ment   Ratio of       ment
                                  Expenses     Income   Expenses     Income   Expenses     Income
                        Ending          to         to         to         to         to         to
                           Net     Average    Average    Average    Average    Average    Average  Portfolio
Year Ended              Assets         Net        Net        Net        Net        Net        Net   Turnover
May 31,                  (000)      Assets     Assets     Assets     Assets     Assets     Assets       Rate
------------------------------------------------------------------------------------------------------------
Class A (10/86)
    2000              $ 69,512        1.10%      4.85%      1.06%      4.89%      1.06%      4.90%       41%
    1999                86,452         .93       4.57        .84       4.67        .84       4.67        16
    1998                85,922         .93       4.77        .83       4.87        .83       4.87        16
    1997                82,567        1.05       4.91        .83       5.13        .83       5.13        25
    1996                80,094        1.07       4.82        .69       5.20        .69       5.20        38
Class B (2/97)
    2000                 3,680        1.85       4.11       1.82       4.14       1.81       4.15        41
    1999                 4,180        1.69       3.84       1.58       3.95       1.58       3.95        16
    1998                 1,620        1.68       3.98       1.51       4.15       1.51       4.15        16
    1997 (d)               347        1.67*      4.38*      1.62*      4.43*      1.62*      4.43*       25
Class C (2/94)
    2000                 5,290        1.65       4.31       1.61       4.34       1.60       4.35        41
    1999                 6,426        1.48       4.03       1.39       4.12       1.39       4.12        16
    1998                 6,328        1.48       4.20       1.35       4.33       1.35       4.33        16
    1997                 3,189        1.59       4.37       1.38       4.58       1.38       4.58        25
    1996                 1,970        1.63       4.24       1.23       4.64       1.23       4.64        38
Class R (2/97)
    2000                19,076         .91       5.06        .87       5.09        .87       5.10        41
    1999                21,534         .73       4.78        .64       4.87        .63       4.87        16
    1998                20,504         .73       4.97        .63       5.07        .63       5.07        16
    1997 (d)            19,031         .73*      5.32*       .67*      5.38*       .67*      5.38*       25
============================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Arizona.
(a) Total returns are calculated on net asset value without any sales charge and not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  From commencement of class operations as noted.

_____
34

                         Selected data for a share outstanding throughout each period:

Class (Inception Date)

                                    Investment Operations                      Less Distributions
                            --------------------------------------      ---------------------------------
COLORADO**                                           Net
                                               Realized/
                                              Unrealized
                   Beginning          Net        Invest-                    Net                              Ending
                         Net      Invest-           ment                Invest-                                 Net
Year Ended             Asset         ment           Gain                   ment      Capital                  Asset         Total
May 31,                Value       Income         (Loss)     Total       Income        Gains       Total      Value      Return(a)
------------------------------------------------------------------------------------------------------------------------------------
Class A (5/87)
    2000             $10.68        $  .49    $    (1.14)     $ .65     $   (.50)     $  (.03)    $  (.53)   $  9.50         (6.18)%
    1999              10.81           .50          (.1O)       .40         (.50)        (.03)       (.53)     10.68          3.76
    1998              10.15           .52           .66       1.18         (.52)           -        (.52)     10.81         11.85
    1997               9.79           .53           .35        .88         (.52)           -        (.52)     10.15          9.22
    1996               9.93           .54          (.13)       .41         (.55)           -        (.55)      9.79          4.14
Class B (2/97)
    2000              10.70           .42         (1.15)      (.73)        (.42)        (.03)       (.45)      9.52         (6.88)
    1999              10.82           .42          (.08)       .34         (.43)        (.03)       (.46)     10.70          3.11
    1998              10.16           .43           .68       1.11         (.45)           -        (.45)     10.82         11.03
    1997 (d)          10.21           .12          (.06)       .06         (.11)           -        (.11)     10.16           .61
Class C (2/97)
    2000              10.67           .43         (1.14)      (.71)        (.44)        (.03)       (.47)      9.49         (6.73)
    1999              10.80           .44          (.10)       .34         (.44)        (.03)       (.47)     10.67          3.19
    1998              10.15           .46           .66       1.12         (.47)           -        (.47)     10.80         11.17
    1997 (d)          10.13           .16           .02        .18         (.16)           -        (.16)     10.15          1.75
Class R (2/97)
    2000              10.69           .51         (1.15)      (.64)        (.52)        (.03)       (.55)      9.50         (6.08)
    1999              10.81           .52          (.08)       .44         (.53)        (.03)       (.56)     10.69          4.08
    1998              10.16           .54           .66       1.20         (.55)           -        (.55)     10.81         11.98
    1997 (d)          10.21           .15          (.06)       .09         (.14)           -        (.14)     10.16           .85
====================================================================================================================================

                                                Ratios/Supplemental Data
              ----------------------------------------------------------------------------------------
                          Before Credit/            After                 After Credit/
                          Reimbursement         Reimbursement (b)       Reimbursement (c)
                      --------------------     -------------------     -------------------
                                     Ratio                   Ratio                   Ratio
                                    of Net                  of Net                  of Net
                                   Invest-                 Invest-                 Invest-
                       Ratio of       ment     Ratio of       ment      Ratio of      ment
                       Expenses     Income     Expenses     Income      Expenses    Income
              Ending         to         to           to         to            to        to
                 Net    Average    Average      Average    Average       Average   Average   Portfolio
Year Ended    Assets        Net        Net          Net        Net           Net       Net    Turnover
May 31,        (000)     Assets     Assets       Assets     Assets        Assets    Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (5/87)
    2000       $32,448     1.26%      4.94%        1.26%      4.94%         1.25%     4.95%         54%
    1999        39,189     1.03       4.54          .96       4.61           .96      4.62          23
    1998        37,285     1.01       4.83         1.00       4.84          1.00      4.84          19
    1997        31,229     1.18       4.87          .74       5.31           .74      5.31          27
    1996        33,637     1.27       4.69          .55       5.41           .55      5.41          70
Class B (2/97)
    2000         4,533     2.04       4.19         2.04       4.19          2.03      4.20          54
    1999         4,424     1.78       3.80         1.68       3.90          1.68      3.91          23
    1998         1,661     1.76       4.05         1.75       4.06          1.75      4.06          19
    1997 (d)       444     1.78*      4.35*        1.53*      4.60*         1.53*     4.60*         27
Class C (2/97)
    2000         3,113     1.89       4.38         1.89       4.38          1.86      4.39          54
    1999         2,464     1.58       4.00         1.49       4.10          1.49      4.10          23
    1998           875     1.56       4.24         1.55       4.25          1.55      4.25          19
    1997 (d)       103     1.58*      4.67*        1.31*      4.94*         1.31*     4.94*         27
Class R (2/97)
    2000         1,342     1.11       5.16         1.11       5.16          1.10      5.17          54
    1999           864      .83       4.74          .76       4.81           .75      4.82          23
    1998           750      .81       5.02          .80       5.03           .80      5.03          19
    1997 (d)       413      .83*      5.35*         .58*      5.60*          .58*     5.60*         27
======================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Colorado.
(a) Total returns are calculated on net asset value without any sales charge and not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  From commencement of class operations as noted.

_____
35

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                           Investment Operations                 Less Distributions
                                       -------------------------------     -------------------------------




NEW MEXICO**                                            Net
                                                  Realized/
                                                 Unrealized
                         Beginning         Net      Invest-                    Net                           Ending
                               Net     Invest-         ment                Invest-                              Net
Year Ended                   Asset        ment         Gain                   ment    Capital                 Asset       Total
May 31,                      Value      Income       (Loss)      Total      Income      Gains      Total      Value   Return(a)
-------------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
     2000                   $10.58       $ .47       $ (.90)    $  (.43)    $ (.49)     $   -    $  (.49)    $ 9.66       (4.09)%
     1999                    10.67         .49         (O.9)        .40       (.49)         -       (.49)     10.58        3.74
     1998                    10.16         .50          .51        1.01       (.50)         -       (.50)     10.67       10.17
     1997                     9.81         .51          .35         .86       (.51)         -       (.51)     10.16        8.90
     1996                    10.01         .51         (.19)        .32       (.52)         -       (.52)      9.81        3.18
Class B (2/97)
     2000                    10.57         .40         (.90)       (.50)      (.41)         -       (.41)      9.66       (4.75)
     1999                    10.67         .41         (.10)        .31       (.41)         -       (.41)     10.57        2.89
     1998                    10.15         .43          .52         .95       (.43)         -       (.43)     10.67        9.46
     1997 (d)                10.24         .12         (.10)        .02       (.11)         -       (.11)     10.15         .18
Class C (2/97)
     2000                    10.58         .42         (.92)       (.50)      (.43)         -       (.43)      9.65       (4.71)
     1999                    10.67         .43         (.09)        .34       (.43)         -       (.43)     10.58        3.22
     1998                    10.16         .45          .51         .96       (.45)         -       (.45)     10.67        9.60
     1997 (d)                10.23         .12         (.08)        .04       (.11)         -       (.11)     10.16         .43
Class R (2/97)
     2000                    10.60         .49         (.90)       (.41)      (.51)         -       (.51)      9.68       (3.89)
     1999                    10.70         .51         (.10)        .41       (.51)         -       (.51)     10.60        3.86
     1998                    10.17         .53          .53        1.06       (.53)         -       (.53)     10.70       10.59
     1997 (d)                10.23         .14         (.07)        .07       (.13)         -       (.13)     10.17         .71
===============================================================================================================================

                                                        Ratios/Supplemental Data
                          -------------------------------------------------------------------------------------------
                                 Before Credit/                    After                 After Credit/
                                 Reimbursement                 Reimbursement             Reimbursement
                                 --------------                -------------             -------------
                                                    Ratio                   Ratio                   Ratio
                                                   of Net                  of Net                  of Net
                                                  Invest-                 Invest-                 Invest-
                                     Ratio of        ment    Ratio of        ment    Ratio of        ment
                                     Expenses      Income    Expenses      Income    Expenses      Income
                           Ending          to          to          to          to          to          to
                              Net     Average     Average     Average     Average     Average     Average   Portfolio
Year Ended                 Assets         Net         Net         Net         Net         Net         Net    Turnover
May 31,                     (000)      Assets      Assets      Assets      Assets      Assets      Assets        Rate
---------------------------------------------------------------------------------------------------------------------
Class A (9/92)
     2000                 $45,795        1.19%       4.73%       1.19%       4.73%       1.19%       4.74%         24%
     1999                  56,315         .97        4.52         .91        4.58         .90        4.58          14
     1998                  54,959         .93        4.65         .79        4.79         .79        4.79          13
     1997                  50,807        1.08        4.76         .77        5.07         .77        5.07          43
     1996                  51,173        1.09        4.69         .68        5.10         .68        5.10          57
Class B (2/97)
     2000                   2,717        1.97        3.98        1.97        3.98        1.96        3.98          24
     1999                   2,721        1.72        3.77        1.67        3.82        1.67        3.83          14
     1998                   1,408        1.68        3.88        1.53        4.03        1.53        4.03          13
     1997 (d)                 657        1.68*       4.05*       1.54*       4.19*       1.54*       4.19*         43
Class C (2/97)
     2000                   2,321        1.76        4.18        1.76        4.18        1.75        4.18          24
     1999                   2,393        1.52        3.97        1.47        4.03        1.46        4.03          14
     1998                   1,487        1.48        4.06        1.31        4.23        1.31        4.23          13
     1997 (d)                 155        1.48*       4.26*       1.34*       4.40*       1.34*       4.40*         43
Class R (2/97)
     2000                     434        1.01        4.91        1.01        4.91        1.00        4.91          24
     1999                     479         .77        4.72         .71        4.78         .70        4.78          14
     1998                     466         .73        4.86         .58        5.01         .58        5.01          13
     1997 (d)                 362         .73*       5.04*        .59*       5.18*        .59*       5.18*         43
=====================================================================================================================

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship New Mexico.
(a) Total returns are calculated on net asset value without any sales charge and not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) From commencement of class operations as noted.

    ____
    36

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust I:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Arizona Municipal Bond Fund, Nuveen Flagship Colorado Municipal Bond Fund and Nuveen Flagship New Mexico Municipal Bond Fund (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Multistate Trust I (a Massachusetts business trust)), as of May 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Funds for the years ended May 31, 1997 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Arizona Municipal Bond Fund, Nuveen Flagship Colorado Municipal Bond Fund, and Nuveen Flagship New Mexico Municipal Bond Fund of the Nuveen Flagship Multistate Trust I as of May 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and the financial highlights for each of the three years then ended, in conformity with accounting principles generally accepted in the United States.



ARTHUR ANDERSEN LLP

Chicago, Illinois
July 18, 2000


______
37

                                     Notes
                                     -----









______
38

                                     Notes
                                     -----









______
39

                                     Notes
                                     -----








______
40

Fund Information


Board of Trustees                       Transfer Agent and
                                        Shareholder Services
Robert P. Bremner                       Chase Global Funds Services Company
                                        73 Tremont Street
Lawrence H. Brown                       Boston, MA 02108

Anne E. Impellizzeri                    (800) 257-8787

Peter R. Sawers                         Legal Counsel
                                        Morgan, Lewis &
William J. Schneider                    Bockius LLP
                                        Washington, D.C.
Timothy R. Schwertfeger
                                        Independent Public Accountants
Judith M. Stockdale                     Arthur Andersen LLP
                                        Chicago, IL
Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

____
41

[Photo of John Nuveen, Sr.            Since 1898, John Nuveen & Co. Incorporated
Appears here]                         has been synonymous with investments that
John Nuveen, Sr.                      withstand the test of time. In fact, more
                                      than 1.3 million investors have trusted
                                      Nuveen to help them build and sustain the wealth of a lifetime.

                                      Whether your focus is long-term growth,
                                      dependable income or sustaining
                                      accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

                                      Call Your Financial Advisor Today

                                      To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN
Investments

                                             John Nuveen & Co. Incorporated
                                             333 West Wacker Drive
                                             Chicago, Illinois 60606-1286
                                             www.nuveen.com

                                                                  NUVEEN
                                                                     Investments

Municipal Bond
Funds

                                ANNUAL REPORT   MAY 31, 2000


Dependable, tax-free income to help you keep more of what you earn.


                             [PHOTOS APPEAR HERE]


INVEST WELL


LOOK AHEAD


LEAVE YOUR MARK/sm/


                               Florida Municipal Bond Fund

         Contents

      1  Dear Shareholder

      3  Nuveen Flagship Florida Municipal Bond Fund

      6  Portfolio of Investments

     13  Statement of Net Assets

     14  Statement of Operations

     14  Statement of Changes in Net Assets

     15  Notes to Financial Statements

     18  Financial Highlights

     19  Report of Independent Public Accountants

     21  Fund Information


              Must be preceded by or accompanied by a prospectus.

DEAR
Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.

                                                           ANNUAL REPORT  page 1

     In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

     In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their dreams of a lifetime. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
July 17, 2000

ANNUAL REPORT  page 2

NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship Florida Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Tom O'Shaughnessy.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance. Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities. Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Municipal Bond Funds.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

Q Can you begin our discussion by addressing the reasons why municipal bonds, like most fixed-income securities, performed poorly during the past 12 months?

TOM Sure. In an effort to rein in the economy and the stock market, the Federal Reserve (the Fed) made six short-term interest rate increases during the past 12 months. The most recent was a half-percentage-point increase in May, the largest in five years. That boosted short-term interest rates to their highest levels since 1991.

     One of the basic tenets of bond investing is that when interest rates rise, bond yields generally follow suit and bond prices, which move in the opposite direction, decline. The 25-year municipal bond as measured by the Bond Buyer 25, for example, started the period yielding 5.46% and ended it at 6.27%, a jump of 81 basis points. Amid this rising interest rate environment, demand for most fixed-income securities -- including municipals -- was weak.

     Fortunately, we saw evidence of mitigating factors that may bode well for future performance. The effects of reduced demand for bonds was offset somewhat by a dramatic decrease in supply, as municipal issuers, flush with cash from increased tax collections and revenues, have reduced borrowings. Furthermore, the economy continued to benefit from solid trends in tourism and international trade, especially with Latin America. Miami, in particular, was a beneficiary, with Mercedes-Benz relocating its Latin headquarters there.

Q How did Nuveen Flagship Florida Municipal Bond Fund perform during the fiscal year ended May 31, 2000?

TOM The fund generated a 12-month total return on net asset value of -2.17%, which compares favorably to the -3.22% total return posted by the Lipper Florida Municipal Debt Peer Group.* The fund's one-year taxable equivalent total return, for investors in a 31% federal income tax bracket, was 0.17%.**

Q  How did the fund perform against the Lehman Brothers Municipal Bond Index?

TOM The fund underperformed the broader Lehman index with a 12-month average total return of -0.86% for the period ended May 31, 2000.*** However, we feel Lipper's Florida-specific benchmark gives investors a truer comparative picture. We

                                                           ANNUAL REPORT  page 3
present both so they can compare the fund to other Florida funds as well as to a national benchmark.

FLORIDA
Top Five Sectors
Housing (Multifamily).........19%
U.S. Guaranteed...............15%
Long-Term Care................10%
Tax Obligation (Limited)...... 9%
Tax Obligation (General)...... 9%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

FLORIDA
Bond Credit Quality
[PIE CHART APPEARS HERE]
AAA/U.S.
Guaranteed....................55%
AA............................10%
A.............................14%
BBB........................... 7%
NR............................14%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

Q What was your strategy during this difficult market?

TOM Although the market environment we experienced over the past year could be distracting, we remained focused on finding attractive opportunities for the fund. In the first half of the period, that meant engaging in trades known as swaps, whereby we sold bonds with lower interest rates and bought similar bonds at higher prevailing rates. In addition to increasing the fund's income-producing potential, these swaps helped enhance the fund's tax efficiency, as some sales generated tax losses that can be used to offset realized capital gains for up to eight years.

     In the second half of the fiscal year, we focused on identifying attractively priced high-yielding, non-rated and lower-quality investment grade bonds for the fund. As interest rates and bond yields climbed, the difference in yield -- the "spread" -- between higher- and lower-quality bonds widened fairly dramatically. This is because lower-quality bonds must pay increasingly higher yields to attract investors capable of and willing to analyze their associated risks. Even with these purchases, the fund's overall credit quality remained high, with nearly 55% of net assets in AAA/U.S. Guaranteed rated bonds as of May 31, 2000.

     Using the resources and expertise of our research team, we identified a number of attractive high-yielding opportunities within the hospital and multifamily housing sectors. A good example is bonds issued by the City of Atlantic Beach for the Fleet Landing Project, a retirement facility. The research team analyzed the underlying credit quality of the project and the dynamics of the retirement facility sector.

Q Are these strategies measures that investors could practically use on their own with individual bonds?

TOM Probably not. The amount of research involved plus the transaction costs would make it difficult to impossible for an individual to use these strategies. As a large institutional investor, Nuveen has the ability to trade in large blocks and even negotiate the terms of an entire issue of municipal bonds. Our research capabilities allow us to purchase some very attractive bond issues before they even make it to the retail market.

Q What is your outlook for Nuveen Flagship Florida Municipal Bond Fund?

TOM The bond market appears to be anticipating the end of Fed efforts to slow the economy by raising interest rates. If that proves to be the case, the interest-rate backdrop should become more favorable for bond prices.

     We believe that today's market, characterized by wide spreads between high- and low-quality bonds, plays to our research strengths. Drawing on Nuveen's research team, we'll continue to look for opportunities to add lower-quality bonds that offer adequate compensation, as measured by enough incremental yield, to compensate for their added credit risk. If the spread between lower- and higher-quality bonds returns to more historic norms -- which we believe will happen if interest rates stabilize -- lower-quality bonds should outperform.

 * The Lipper Peer Group return represents the average annualized total return of the 64 funds in the Lipper Florida Municipal Debt category for the one-year period ended May 31, 2000. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

 ** Taxable equivalent total return equals a fund's taxable equivalent income (based on the 31% federal income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

 *** The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

ANNUAL REPORT  page 4

NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND
Fund Spotlight as of May 31, 2000

Quick Facts
                                            A Shares               B Shares               C Shares               R Shares
NAV                                          $  9.97                $  9.96                $  9.97                $  9.96
--------------------------------------------------------------------------------------------------------------------------
Latest Monthly Dividend*                     $0.0455                $0.0390                $0.0410                $0.0470
--------------------------------------------------------------------------------------------------------------------------
Fund Symbol                                    FLOTX                    N/A                    N/A                  NMFLX
--------------------------------------------------------------------------------------------------------------------------
CUSIP                                      67065L708              67065L658              67065L641              67065L872
--------------------------------------------------------------------------------------------------------------------------
Inception Date                                  6/90                   2/97                   9/95                   2/97
--------------------------------------------------------------------------------------------------------------------------
*Paid June 1, 2000

Total Returns as of 5/31/00 (Annualized)+
                                              A Shares                      B Shares                C Shares      R Shares
                                       NAV             Offer          w/o CDSC     w/CDSC              NAV            NAV
1-Year                               -2.17%           -6.26%          -3.10%       -6.80%            -2.79%         -2.07%
--------------------------------------------------------------------------------------------------------------------------
1-Year TER*                           0.17%           -4.02%          -1.10%       -4.80%            -0.70%          0.36%
--------------------------------------------------------------------------------------------------------------------------
5-Year                                4.13%            3.23%           3.41%        3.25%             3.57%          4.26%
--------------------------------------------------------------------------------------------------------------------------
5-Year TER*                           6.53%            5.62%           5.50%        5.34%             5.71%          6.73%
--------------------------------------------------------------------------------------------------------------------------
Since Inception                       6.32%            5.86%           5.83%        5.83%             5.73%          6.38%
--------------------------------------------------------------------------------------------------------------------------
Since Inception TER*                  8.93%            8.46%           8.23%        8.23%             8.09%          9.03%
--------------------------------------------------------------------------------------------------------------------------
*Taxable Equivalent Return (based on a federal income tax rate of 31%).

Total Returns as of 3/31/00 (Annualized)+
                                              A Shares                      B Shares                C Shares      R Shares
                                       NAV             Offer          w/o CDSC     w/CDSC              NAV            NAV
1-Year                               -1.46%           -5.62%          -2.30%       -6.03%            -2.00%         -1.16%
--------------------------------------------------------------------------------------------------------------------------
5-Year                                5.03%            4.12%           4.31%        4.14%             4.46%          5.17%
--------------------------------------------------------------------------------------------------------------------------
Since Inception                       6.54%            6.08%           6.05%        6.05%             5.96%          6.62%
--------------------------------------------------------------------------------------------------------------------------

+Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Tax-Free Yields
                                              A Shares                  B Shares                    C Shares      R Shares
                                       NAV             Offer            w/o CDSC                      NAV            NAV
Distribution Rate*                    5.48%            5.24%               4.70%                      4.93%          5.66%
--------------------------------------------------------------------------------------------------------------------------
SEC 30-Day Yield                      3.68%            3.53%               2.93%                      3.13%          3.88%
--------------------------------------------------------------------------------------------------------------------------
Taxable Equivalent Yield              5.33%            5.12%               4.25%                      4.54%          5.62%
--------------------------------------------------------------------------------------------------------------------------

*The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Index Comparision/./

[MOUNTAIN CHART APPEARS HERE]

           Nuveen Flagship         Nuveen Flagship
           Florida Municipal       Florida Municipal       Lehman Brothers
           Bond Fund (Offer)       Bond Fund (NAV)         Municipal Bond Index

6/1990          $ 9,580                $10,000                   $10,000
5/1991           10,481                 10,941                    10,912
5/1992           11,575                 12,082                    11,984
5/1993           13,021                 13,592                    13,418
5/1994           13,284                 13,866                    13,749
5/1995           14,407                 15,039                    15,001
5/1996           14,861                 15,512                    15,687
5/1997           15,988                 16,689                    16,988
5/1998           17,377                 18,138                    18,582
5/1999           18,033                 18,823                    19,451
5/2000           19,284                 18,416                    19,284

Nuveen Flagship Florida Municipal Bond Fund (Offer) $17,643
Nuveen Flagship Florida Municipal Bond Fund (NAV) $18,416
Lehman Brothers Municipal Bond Index $19,284

 .The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Portfolio Statistics

Total Net Assets           $341.8 million
-----------------------------------------
Average Effective
Maturity                      19.79 years
-----------------------------------------
Average Duration                     7.67
-----------------------------------------

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

                                                           ANNUAL REPORT  page 5

Portfolio of Investments

Nuveen Flagship Florida Municipal Bond Fund
May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 4.8%

    $    750   Clay County Development Authority, Industrial Development Revenue             7/02 at 102         AA-    $   766,380
                 Refunding Bonds (Cargill Incorporated Project), Series 1992,
                 6.400%, 3/01/11

       5,500   Escambia County, Pollution Control Revenue Bonds (Champion International      8/04 at 102        Baa1      5,554,120
                 Project), Series 1994, 6.900%, 8/01/22 (Alternative Minimum Tax)

       8,350   Escambia County, Pollution Control Revenue Bonds (Champion International      9/06 at 102        Baa1      7,932,918
                 Project), Series 1996, 6.400%, 9/01/30 (Alternative Minimum Tax)

         600   City of Jacksonville, Industrial Development Revenue Refunding Bonds          3/02 at 102         AA-        611,808
                 (Cargill Incorporated Project), Series 1992, 6.400%, 3/01/11

       1,500   Nassau County, Pollution Control Revenue Refunding Bonds (ITT Rayonier        7/03 at 102         Baa      1,416,480
                 Inc. Project), Series 1993, 6.200%, 7/01/15
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 0.1%

         300   Brevard County Educational Facilities Authority, Educational Facilities      11/02 at 102        BBB-        306,054
                 Refunding and Improvement Revenue Bonds, Series 1992, 6.875%, 11/01/22
------------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 7.6%

       3,000   Jacksonville Health Facilities Authority, Hospital Facilities Refunding      11/01 at 102         AA+      3,132,270
                 Revenue Bonds, Series 1991 (St. Luke's Hospital Association Project),
                 7.125%, 11/15/20

       6,000   City of Lakeland, Hospital Revenue Refunding Bonds (Lakeland Regional        11/06 at 102         AAA      5,299,140
                 Medical Center Project), Series 1996, 5.250%, 11/15/25

       2,320   Martin County Health Facilities Authority, Hospital Revenue Refunding        11/00 at 102         AAA      2,390,157
                 Bonds, Series 1990A (Martin Memorial Hospital), 7.125%, 11/15/04

       2,500   Orange County Health Facilities Authority, Hospital Revenue Bonds,           11/01 at 102         AAA      2,612,275
                 Series 1991-A (Adventist Health System/Sunbelt, Inc.),
                 6.875%, 11/15/15

       2,500   Orange County Health Facilities Authority, Hospital Revenue Bonds,           11/01 at 102         AAA      2,605,375
                 Series 1991-B, (Adventist Health System/Sunbelt, Inc.),
                 6.750%, 11/15/21

      10,645   Orange County Health Facilities Authority, Hospital Revenue Bonds,           11/05 at 102         AAA      9,612,541
                 Series 1995 (Adventist Health System/Sunbelt, Inc.),
                 5.250%, 11/15/20

         455   Orange County Health Facilities Authority, Hospital Revenue Bonds,           No Opt. Call         AAA        476,690
                 Series 1996C (Orlando Regional Healthcare System), 6.250%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 18.3%

         600   Housing Finance Authority of Broward County, Multifamily Housing Revenue      2/05 at 102         AAA        636,678
                 Refunding Bonds (Lakeside Apartments Project), Series 1995,
                 7.000%, 2/01/25

         250   Housing Finance Authority of Broward County, Multifamily Housing Revenue      8/06 at 102         AAA        252,363
                 Refunding Bonds (Boardwalk Apartments Project), Series 1996,
                 6.200%, 8/01/16

         910   Housing Finance Authority of Broward County, Multifamily Housing Revenue     10/08 at 102         N/R        869,805
                 Bonds (Stirling Apartments Project), Series 1998, 5.400%, 10/01/11
                 (Alternative Minimum Tax)

      11,300   Housing Finance Authority of Broward County, Multifamily Housing Revenue      7/09 at 102         N/R     10,425,832
                 Bonds (The Pier Club Apartments Project), Series 1999, 7.000%, 7/01/34

       2,700   Duval County Housing Finance Authority, Multifamily Housing Revenue           4/05 at 102        BBB+      2,799,549
                 Refunding Bonds, Series 1995 (Greentree Place Project), 6.750%, 4/01/25

         710   Florida Housing Finance Agency, General Mortgage Revenue Refunding Bonds,     6/02 at 103         AAA        722,113
                 1992 Series A, 6.400%, 6/01/24

               Florida Housing Finance Agency, Housing Revenue Bonds (Antigua Club
               Apartments Project), 1995 Series A1:
       1,000     6.750%, 8/01/14 (Alternative Minimum Tax)                                   2/05 at 102         AAA      1,040,600
       5,000     6.875%, 8/01/26 (Alternative Minimum Tax)                                   2/05 at 102         AAA      5,236,950

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

  $    1,115   Florida Housing Finance Agency, Housing Revenue Bonds (Brittany of            2/05 at 102         AAA    $ 1,167,840
                 Rosemont Apartments Project), 1995 Series C1, 6.875%, 8/01/26
                 (Alternative Minimum Tax)

               Florida Housing Finance Agency, Housing Revenue Bonds (The Vineyards
               Project), 1995 Series H:
       1,260     6.400%, 11/01/15                                                           11/05 at 102        BBB+      1,271,000
       1,660     6.500%, 11/01/25                                                           11/05 at 102        BBB+      1,649,675

       2,000   Florida Housing Finance Agency, Multifamily Housing Revenue Refunding         8/06 at 102         AAA      2,018,900
                 Bonds, 1991 Series C, 6.200%, 8/01/16

       3,500   Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series H         10/06 at 102         AAA      3,488,730
                 (Villas of Capri Project), 6.100%, 4/01/17 (Alternative Minimum Tax)

       1,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series N          9/06 at 102         AAA      1,005,620
                 (Leigh Meadows Apartments Project), 6.300%, 9/01/36
                 (Alternative Minimum Tax)

       1,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series O          9/06 at 102         AAA      1,005,620
                 (Stoddert Arms Apartments Project), 6.300%, 9/01/36
                 (Alternative Minimum Tax)

       1,435   Florida Housing Finance Agency, Multifamily Housing Revenue Bonds,            6/00 at 102         AAA      1,466,699
                 1989 Series I (GNMA Collateralized - Driftwood Terrace Apartments
                 Project), 7.650%, 12/20/31 (Alternative Minimum Tax)

       2,500   Florida Housing Finance Agency, Housing Revenue Bonds, 1997 Series L          5/08 at 102         AAA      2,209,225
                 (Sarahs Place Apartments Project), 5.400%, 11/01/32
                 (Alternative Minimum Tax)

      10,000   Florida Housing Finance Agency, Housing Revenue Bonds, Series 1998 T1         7/08 at 102         N/R      8,868,100
                 (Whistlers Cove Apartment Project), 6.500%, 1/01/39
                 (Alternative Minimum Tax) (Mandatory put 1/01/28)

       1,670   Florida Housing Finance Corporation, Housing Revenue Refunding Bonds,        12/08 at 102          A+      1,480,021
                 1998 Series O (Hunters Ridge at Deerwood Apartments), 5.250%, 12/01/18

       1,000   Orange County Housing Finance Authority, Multifamily Housing Revenue         10/01 at 101        BBB+      1,003,900
                 Bonds (Ashley Point Apartments Project), 1994 Series A,
                 7.100%, 10/01/24 (Alternative Minimum Tax)

         750   Housing Finance Authority of Palm Beach County, Multifamily Housing           6/08 at 102         N/R        673,403
                 Revenue Bonds (Windsor Park Apartments Project), Series 1998,
                 5.900%, 6/01/38 (Alternative Minimum Tax)

      13,100   Housing Finance Authority of Palm Beach County, Multifamily Housing           7/10 at 102         N/R     12,882,802
                 Revenue Bonds (Saddlebrook Apartments Project), Series 2000A,
                 7.450%, 7/01/40 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 7.5%

       1,785   Housing Finance Authority of Broward County, Home Mortgage Revenue Bonds,    No Opt. Call         AAA        366,336
                 1985 Series A, 0.000%, 4/01/16

       1,825   Housing Finance Authority of Clay County, Single Family Mortgage Revenue      3/05 at 102         Aaa      1,869,658
                 Bonds, Series 1995 (Multi-County Program), 6.550%, 3/01/28
                 (Alternative Minimum Tax)

       1,960   Housing Finance Authority of Clay County, Single Family Mortgage Revenue      4/07 at 102         Aaa      1,773,682
                 Bonds, Series 1998 (Multi-County Program), 5.450%, 4/01/31
                 (Alternative Minimum Tax)

         185   Housing Finance Authority of Dade County, Single Family Mortgage Revenue      9/00 at 102         Aaa        188,966
                 Bonds, 1990 Series B, 7.750%, 3/01/17 (Alternative Minimum Tax)

         580   Housing Finance Authority of Dade County, Single Family Mortgage Revenue      3/01 at 102         Aaa        591,003
                 Bonds, Series B, 7.250%, 9/01/23 (Alternative Minimum Tax)

         331   Housing Finance Authority of Dade County, Single Family Mortgage Revenue     12/01 at 102         AAA        337,928
                 Bonds, 1991 Series D, 6.950%, 12/15/12

          30   Housing Finance Authority of Dade County, Single Family Mortgage Revenue      3/01 at 102         Aaa         30,701
                 Bonds, 1991 Series E, 7.000%, 3/01/24

       1,000   Housing Finance Authority of Dade County, Single Family Mortgage Revenue      4/05 at 102         AAA      1,030,200
                 Bonds, Series 1995, 6.700%, 4/01/28 (Alternative Minimum Tax)

         240   Duval County Housing Finance Authority, Single Family Mortgage Revenue        9/00 at 103         AAA        246,734
                 Bonds (GNMA Mortgage-Backed Securities Program), Series 1990A,
                 7.650%, 9/01/10

         550   Duval County Housing Finance Authority, Single Family Mortgage Revenue       10/04 at 102         Aaa        563,074
                 Bonds (GNMA Mortgage-Backed Securities Program), Series 1994,
                 6.550%, 10/01/15 (Alternative Minimum Tax)

       1,570   Escambia County Housing Finance Authority, Single Family Mortgage             4/01 at 102         Aaa      1,611,527
                 Revenue Bonds, Series 1991A (Multi-County Program),
                 7.400%, 10/01/23 (Alternative Minimum Tax)

                     Portfolio of Investments
                     Nuveen Flagship Florida Municipal Bond Fund (continued) May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

 $       235   Escambia County Housing Finance Authority, Single Family Mortgage Revenue     4/02 at 102         Aaa    $   241,394
                 Bonds, Series 1992A (Multi-County Program), 6.900%, 4/01/20
                 (Alternative Minimum Tax)

         565   Escambia County Housing Finance Authority, Single Family Mortgage Revenue     4/05 at 102         AAA        586,973
                 Bonds, Series 1995, (Multi-County Program), 6.950%, 10/01/27
                 (Alternative Minimum Tax)

       1,040   Florida Housing Finance Agency, Single Family Mortgage Revenue Refunding      7/04 at 102         AAA      1,051,440
                 Bonds, Series A, 6.250%, 7/01/11

               Florida Housing Finance Agency, Single Family Mortgage Revenue Refunding
               Bonds, Series 1995A:
         690     6.550%, 7/01/14 (Alternative Minimum Tax)                                   1/05 at 102         AAA        703,220
         690     6.650%, 1/01/24 (Alternative Minimum Tax)                                   1/05 at 102         AAA        710,652

         245   Leon County Housing Finance Authority, Single Family Mortgage Revenue         4/01 at 102         Aaa        249,209
                 Bonds, 1991 Series A (Multi-County Program), 7.300%, 4/01/21
                 (Alternative Minimum Tax)

       1,765   Leon County Housing Finance Authority, Single Family Mortgage Revenue        No Opt. Call         AAA      1,877,325
                 Bonds, Series 1995B (Multi-County Program), 7.300%, 1/01/28
                 (Alternative Minimum Tax)

         530   Housing Finance Authority of Manatee County, Single Family Mortgage          11/05 at 102         Aaa        570,768
                 Revenue Bonds, Series 1994, Subseries 3, 7.600%, 11/01/26
                 (Alternative Minimum Tax)

         235   Orange County Housing Finance Authority, GNMA Collateralized Mortgage         7/00 at 103         AAA        242,428
                 Revenue Refunding Bonds, 1990 Series A, 7.600%, 1/01/24

       1,995   Orange County Housing Finance Authority, Homeowner Revenue Bonds,             9/07 at 102         Aaa      1,745,505
                 1998 Series A-1, 5.200%, 9/01/23 (Alternative Minimum Tax)

       9,125   Orange County Housing Finance Authority, Homeowner Revenue Bonds,        9/08 at 27 23/32         Aaa      1,322,851
                 1999 Series A-2, 0.000%, 3/01/31

       2,300   Orange County Housing Finance Authority, Homeowner Revenue Bonds,         9/08 at 101 1/2         Aaa      2,127,270
                 1999 Series A-1, 5.600%, 9/01/24 (Alternative Minimum Tax)

         665   Housing Finance Authority of Palm Beach County, Single Family Mortgage        9/00 at 103         Aaa        682,722
                 Revenue Bonds, 1990 Series B, 7.600%, 3/01/23

       1,480   Pinellas County Housing Finance Authority, Single Family Mortgage Revenue     2/05 at 102         AAA      1,520,626
                 Bonds (Multi-County Program), Series 1995A, 6.650%, 8/01/21
                 (Alternative Minimum Tax)

       2,000   Pinellas County Housing Finance Authority, Single Family Mortgage Revenue     3/07 at 102         Aaa      2,094,780
                 Bonds (Multi-County Program), Series 1998A, 6.850%, 3/01/29
                 (Alternative Minimum Tax)

       1,160   Polk County Housing Finance Authority, Single Family Mortgage Revenue         3/01 at 102         Aaa      1,192,271
                 Refunding Bonds, Series 1991A, 7.150%, 9/01/23
------------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 10.0%

      10,000   City of Atlantic Beach, Health Care Facilities Revenue Refunding Bonds       10/09 at 101           A      9,341,300
                 (Fleet Landing Project), Series 1999, 6.000%, 10/01/29

       2,735   Dade County Health Facilities Authority, Revenue and Revenue Refunding        8/00 at 102          A1      2,783,245
                 Bonds, Series 1990 (Catholic Health and Rehabilitation Services, Inc.
                 Project), 7.125%, 8/15/09

               Escambia County Health Facilities Authority, Health Facilities Revenue
               Bonds (Azalea Trace, Inc.), Series 1997:
       1,000     6.000%, 1/01/15                                                             1/07 at 102         N/R        869,470
       1,595     6.100%, 1/01/19                                                             1/07 at 102         N/R      1,353,884

               Jacksonville Health Facilities Authority, Tax-Exempt Industrial
               Development Revenue Bonds (National Benevolent Association -
               Cypress Village Project), Series 1996A:
         690     6.125%, 12/01/16                                                           12/06 at 102        Baa2        609,049
       1,000     6.250%, 12/01/26                                                           12/06 at 102        Baa2        858,540

       3,000   Orange County Health Facilities Authority, Tax-Exempt Mortgage Revenue        7/09 at 101         AAA      2,747,670
                 Bonds (South Central Nursing Homes, Inc. Project), Series 1999A,
                 5.500%, 7/01/32

       1,550   Osceola County Industrial Development Authority, Revenue Bonds,               5/01 at 102         AAA      1,602,297
                 Series 1991 (The Evangelical Lutheran Good Samaritan Society Project),
                 6.750%, 5/01/16

       8,000   Palm Beach County Health Facilities Authority, Retirement Community          11/06 at 102          A-      7,005,280
                 Revenue Bonds (Adult Communities Total Services, Inc. Obligated
                 Group), Series 1996, 5.625%, 11/15/20

       4,000   Palm Beach County, Industrial Development Revenue Bonds, Series 1996         12/06 at 102          A+      4,024,480
                 (Lourdes-Noreen McKeen Residence for Geriatric Care, Inc. Project),
                 6.625%, 12/01/26

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care (continued)

               Sarasota County Health Facilities Authority, Health Facilities Revenue
               Refunding Bonds, Series 1995 (Sunnyside Properties Project):
  $      300     5.500%, 5/15/01                                                            No Opt. Call         N/R     $  299,448
         540     5.500%, 5/15/02                                                            No Opt. Call         N/R        536,981
         570     5.500%, 5/15/03                                                            No Opt. Call         N/R        562,727
         600     5.500%, 5/15/04                                                            No Opt. Call         N/R        586,488
         170     5.500%, 5/15/05                                                            No Opt. Call         N/R        164,288
       1,000     6.000%, 5/15/10                                                             5/06 at 102         N/R        917,370
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 8.6%

               Village of Bolingbrook, General Obligation Bonds, Series 1999C
               Refunding:
       2,540     0.000%, 1/01/29                                                          1/09 at 33 7/8         AAA        404,749
       7,750     0.000%, 1/01/31                                                         1/09 at 30 5/16         AAA      1,086,008
       7,750     0.000%, 1/01/33                                                         1/09 at 27 3/32         AAA        949,065
       1,325     0.000%, 1/01/34                                                        1/09 at 25 21/32         AAA        152,123

               State of Florida, Full Faith and Credit, Broward County Expressway
               Authority, Series of 1984:
       4,000     9.875%, 7/01/09                                                            No Opt. Call         AA+      5,107,960
       1,000     10.000%, 7/01/14                                                           No Opt. Call         AA+      1,384,270

       2,165   State of Florida, Full Faith and Credit, State Board of Education Public     No Opt. Call         AA+      2,826,537
                 Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14

       3,000   State of Florida, Full Faith and Credit, State Board of Education Public      6/00 at 100         AA+      2,578,500
                 Education Capital Outlay Bonds, Series 1989-A (Refunding Bonds),
                 5.000%, 6/01/24

               State of Florida, Full Faith and Credit, State Board of Education Public
               Education Capital Outlay Bonds, 1996 Series B:
       2,220     4.750%, 6/01/21                                                             6/07 at 101         AA+      1,841,423
       4,120     4.500%, 6/01/27                                                             6/07 at 101         AA+      3,163,830

       5,000   State of Florida, Full Faith and Credit, State Board of Education Public      6/08 at 101         AAA      4,120,400
                 Education Capital Outlay Bonds, 1997 Series B, 4.750%, 6/01/23

       3,000   State of Florida, Full Faith and Credit, State Board of Education Public      6/09 at 101         AAA      2,347,110
                 Education Capital Outlay Refunding Bonds, 1999 Series B, 4.500%, 6/01/24

               Palm Beach County, General Obligation Bonds (Recreational and Cultural
               Facilities Program), Series 1999A:
       1,560     5.750%, 8/01/18                                                             8/09 at 100         Aa1      1,550,297
       1,970     5.750%, 8/01/19                                                             8/09 at 100         Aa1      1,950,655
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 8.9%

               Dade County, Special Obligation and Refunding Bonds, Series 1996B:
       4,835     0.000%, 10/01/07                                                           No Opt. Call         AAA      3,242,061
       3,585     5.000%, 10/01/35                                                           10/06 at 102         AAA      3,021,438

         190   Certificates of Participation, Series 1992, The School Board of Escambia      2/02 at 100         AAA        193,412
                 County, 6.375%, 2/01/12

       1,500   Certificates of Participation, Series 1994, The Department of Corrections,    3/04 at 102          A+      1,515,420
                 6.000%, 3/01/14

       5,000   The County of Hernando (Criminal Justice Complex Financing Program), 1986    No Opt. Call         AAA      6,024,550
                 Series, 7.650%, 7/01/16

         250   City of Jacksonville, Excise Taxes Revenue Refunding Bonds, Series 1992,     10/02 at 102         AAA        260,498
                 6.500%, 10/01/13

       1,010   Martin County, Special Assessment Bonds, Series 1995 (Tropical Farms Water   11/05 at 100          A2      1,015,838
                 and Sewer Special Assessment District), 5.900%, 11/01/11

       1,000   Miami Beach Redevelopment Agency, Tax Increment Revenue Bonds, Series 1993   12/04 at 102        Baa1        935,030
                 (City Center/Historic Convention Village), 5.875%, 12/01/22 (Alternative
                 Minimum Tax)

       1,750   Northern Palm Beach County, Improvement District Water Control and            8/09 at 101         N/R      1,566,128
                 Development Bonds,  Unit of Development No. 9B, Series 1999, 6.000%,
                 8/01/29

       5,550   Okaloosa County, Fourth Tourist Development Tax Revenue Bonds, Series 2000,  10/10 at 101         AAA      5,409,308
                 5.625%, 10/01/30

               Portfolio of Investments
               Nuveen Flagship Florida Municipal Bond Fund (continued) May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

   $   1,000   The School Board of Palm Beach County, Certificates of                        8/04 at 101         AAA   $  1,056,690
                 Participation, Series 1994A, 6.375%, 8/01/15

       1,000   City of Palm Beach Gardens, Special Obligation Revenue Bonds,                 7/00 at 101         AAA      1,021,900
                 Series 1990, 7.250%, 7/01/15

       4,500   Puerto Rico Highway and Transportation Authority, Highway                     7/16 at 100           A      4,118,085
                 Revenue Bonds, Series Y of 1996, 5.500%, 7/01/36

       3,300   City of Tampa, Utilities Tax Improvement Bonds, Series 1996,                 No Opt. Call         AAA      1,197,207
                 0.000%, 4/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 3.3%

       1,000   Dade County, Aviation Facilities Revenue Bonds, 1992 Series B,               10/02 at 102         AAA      1,038,150
                 6.550%, 10/01/13 (Alternative Minimum Tax)

       1,250   Greater Orlando Aviation Authority, Airport Facilities Revenue               10/07 at 101         AAA      1,113,600
                 Bonds of the City of Orlando, Series 1997, 5.250%, 10/01/23
                 (Alternative Minimum Tax)

       1,000   Hillsborough County Aviation Authority, Tampa International                  10/06 at 102         AAA        993,630
                 Airport Revenue Bonds, Series 1996B, 5.875%, 10/01/23

       1,845   Palm Beach County, Airport System Revenue Refunding Bonds,                   No Opt. Call         AAA      1,862,804
                 Series 1991, 7.500%, 10/01/00

               Sanford Airport Authority, Industrial Development Revenue Bonds
               (Central Florida Terminals Inc. Project), Series 1995A:
       3,000     7.500%, 5/01/15 (Alternative Minimum Tax)                                   5/06 at 102         N/R      3,042,510
       3,270     7.750%, 5/01/21 (Alternative Minimum Tax)                                   5/06 at 102         N/R      3,347,532
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 14.9%

       1,925   City of Boynton Beach, Water and Sewer Utility Revenue Bonds,                11/00 at 102         AAA      1,985,176
                 Series 1990, 7.400%, 11/01/15 (Pre-refunded to 11/01/00)

       1,500   Certificates of Participation, Series 1990A, The School Board                 7/00 at 102         AAA      1,533,045
                 of Broward County, 7.125%, 7/01/10 (Pre-refunded to 7/01/00)

         255   Dade County, Special Obligation Bonds (Courthouse Center                      4/04 at 102       A3***        269,303
                 Project), Series 1994, 6.300%, 4/01/14 (Pre-refunded to 4/01/04)

       1,500   Dade County Health Facilities Authority, Hospital Revenue Bonds,             No Opt. Call         AAA      1,491,795
                 Series 1991A (Baptist Hospital of Miami Project), 5.750%, 5/01/21

         300   Dade County Health Facilities Authority, Hospital Revenue                     8/02 at 102         AAA        314,865
                 Refunding Bonds, Series 1992 (North Shore Medical Center Project),
                 6.500%, 8/15/15 (Pre-refunded to 8/15/02)

         310   Certificates of Participation, Series 1992, The School Board of               2/02 at 100         AAA        317,198
                 Escambia County, 6.375%, 2/01/12 (Pre-refunded to 2/01/02)

         300   State of Florida, Full Faith and Credit, Pollution Control                    7/02 at 101      AA+***        312,045
                 Bonds, Series Y, Division of Bond Finance of the Department of
                 General Services, 6.600%, 7/01/17 (Pre-refunded to 7/01/02)

         335   State of Florida, Full Faith and Credit, State Board of                   6/00 at 100 1/2         AAA        434,003
                 Education, Public Education Capital Outlay Bonds, Series 1985,
                 9.125%, 6/01/14

       5,000   State of Florida, Full Faith and Credit, State Board of                       6/01 at 101         AAA      5,146,850
                 Education, Public Education Capital Outlay Bonds, Series 1991-B,
                 6.700%, 6/01/22 (Pre-refunded to 6/01/01)

       2,000   State Board of Education of Florida, Public Education Capital                 6/02 at 101         AAA      2,082,280
                 Outlay Bonds, Series 1991-C, 6.625%, 6/01/17 (Pre-refunded to 6/01/02)

       2,990   Hillsborough County, Environmentally Sensitive Land Acquisition               7/02 at 102      Aa3***      3,118,989
                 and Protection Program Bonds, Series 1992, 6.250%, 7/01/08
                 (Pre-refunded to 7/01/02)

       1,000   Hillsborough County Port District (Tampa Port Authority),                    12/00 at 102     Baa1***      1,037,120
                 Revenue Bonds, Series 1990, 8.250%, 6/01/09 (Pre-refunded to 12/01/00)

       1,635   Hillsborough County, Refunding Utility Revenue Bonds, Series                  8/01 at 102     BBB+***      1,705,763
                 1991A, 7.000%, 8/01/14 (Pre-refunded to 8/01/01)

         250   City of Hollywood, Water and Sewer Revenue Bonds, Series 1991,               10/01 at 102         AAA        261,328
                 6.875%, 10/01/21 (Pre-refunded to 10/01/01)

       1,810   Jacksonville Electric Authority, Bulk Power Supply System                10/00 at 101 1/2         Aaa      1,851,232
                 Revenue Bonds (Scherer 4 Project, Issue One, Series 1991A),
                 7.000%, 10/01/12 (Pre-refunded to 10/01/00)

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

  $    1,500   Town of Lady Lake, Industrial Development Revenue Bonds (Sunbelt              7/00 at 102      N/R***     $1,535,940
                 Utilities, Inc. Project), Series 1990, 9.625%, 7/01/15 (Alternative
                 Minimum Tax) (Pre-refunded to 7/01/00)

       1,000   Martin County Health Facilities Authority, Hospital Revenue Bonds,           11/00 at 102         AAA      1,030,830
                 Series 1990B (Martin Memorial Hospital South Project), 7.100%,
                 11/15/20 (Pre-refunded to 11/15/00)

       1,050   City of Naples, Hospital Revenue Bonds (Naples Community Hospital, Inc.      10/00 at 102         AAA      1,079,673
                 Project), Series 1990, 7.200%, 10/01/19 (Pre-refunded to 10/01/00)

       1,195   City of North Miami Health Facilities Authority, Health Facility              8/00 at 102       A+***      1,224,361
                 Revenue Bonds (Villa Maria Nursing and Rehabilitation Center Project),
                 Series 1985B, Remarketed (Bon Secours Health System), 7.500%, 9/01/12
                 (Pre-refunded to 8/01/00)

       3,400   North Springs Improvement District, Water and Sewer Revenue Bonds,           10/01 at 102      N/R***      3,604,442
                 Series 1991, 8.000%, 10/01/16 (Pre-refunded to 10/01/01)

         145   Orange County, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19         No Opt. Call         AAA        149,723

       1,750   Orange County, Tourist Development Tax Revenue Bonds, Series 1990,           10/00 at 102         AAA      1,799,910
                 7.250%, 10/01/10 (Pre-refunded to 10/01/00)

         235   Orange County, Water Utilities System Revenue Bonds, Series 1992,             4/02 at 102         AAA        244,717
                 6.250%, 10/01/17 (Pre-refunded to 4/01/02)

       1,425   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P,          7/01 at 102         AAA      1,490,664
                 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

         500   City of St. Petersburg Health Facilities Authority, Revenue Bonds,           12/01 at 102         AAA        522,610
                 Series 1985A (Allegany Health System Loan Program), 7.000%, 12/01/15
                 (Pre-refunded to 12/01/01)

       2,000   City of St. Petersburg Health Facilities Authority, Allegany Health          12/03 at 100         AAA      2,084,320
                 System Revenue Bonds, Series 1991 (St. Anthony's Health Care Center,
                 Inc.), 6.750%, 12/01/21 (Pre-refunded to 12/01/03)

       1,610   City of St. Petersburg Health Facilities Authority, Allegany Health          12/01 at 102         AAA      1,688,294
                 System Revenue Bonds, Series 1991 (St. Mary's Hospital, Inc.), 7.000%,
                 12/01/21 (Pre-refunded to 12/01/01)

       2,500   The School Board of Seminole County, Certificates of Participation,           7/04 at 101         AAA      2,673,875
                 Series 1994B, 6.750%, 7/01/14 (Pre-refunded to 7/01/04)

       5,000   Sunrise Lakes Phase 4 Recreation District, General Obligation and             8/05 at 102     BBB-***      5,417,500
                 Revenue Bonds, Series 1995A, 6.750%, 8/01/24 (Pre-refunded to 8/01/05)

       1,000   City of Tampa, Allegany Health System Revenue Bonds, Series 1991             12/01 at 102         AAA      1,041,800
                 (St. Joseph's Hospital, Inc.), 6.750%, 12/01/17 (Pre-refunded to
                 12/01/01)

       2,000   City of Tampa, Allegany Health System Revenue Bonds, St. Joseph's            12/04 at 102         AAA      2,138,620
                 Hospital, Inc. Issue, Series 1994, 6.500%, 12/01/23 (Pre-refunded to 12/01/04)

         335   City of Tampa, Water and Sewer Systems Revenue Bonds, Series 1992,           10/02 at 101         AAA        345,810
                 6.000%, 10/01/17 (Pre-refunded to 10/01/02)

       1,000   Turtle Run Community Development District (Coral Springs), Water              5/03 at 100     BBB+***      1,033,730
                 Management Benefit Tax Refunding Bonds, Series 1993, 6.400%, 5/01/11
                 (Pre-refunded to 5/01/03)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 7.8%

       3,775   Broward County, Resource Recovery Revenue Bonds, Series 1984 (SES             6/00 at 103          A+      3,895,083
                 Broward Company, L.P. South Project), 7.950%, 12/01/08

       6,000   Citrus County, Pollution Control Refunding Revenue Bonds, Series 1992A        1/02 at 102          A+      6,097,680
                 (Florida Power Corporation, Crystal River Power Plant Project), 6.625%,
                 1/01/27

       2,500   Hillsborough County Industrial Development Authority, Pollution Control       8/01 at 103          AA      2,647,025
                 Revenue Bonds (Tampa Electric Company Project), Series 1991, 7.875%,
                 8/01/21

       2,125   Lee County, Solid Waste System Revenue Bonds, Series 1991A, 7.000%,          10/01 at 102         AAA      2,208,810
                 10/01/11 (Alternative Minimum Tax)

       1,000   Orlando Utilities Commission, Water and Electric Subordinated                No Opt. Call         Aa2      1,114,330
                 Revenue Bonds, Series 1989D, 6.750%, 10/01/17

       1,250   Orlando Utilities Commission, Water and Electric Subordinated                10/02 at 102         Aa2      1,251,050
                 Revenue Bonds, Series 1992A, 6.000%, 10/01/20

                     Portfolio of Investments
                     Nuveen Flagship Florida Municipal Bond Fund (continued) May 31, 2000

   Principal                                                                               Optional Call                     Market
Amount (000)   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities (continued)

 $     4,000   Pinellas County, Pollution Control Refunding Revenue Bonds (Florida Power     6/01 at 102          A+   $  4,161,600
                 Corporation Anclote and Bartow Power Plants Project), Series 1991,
                 7.200%, 12/01/14

       3,000   St. Lucie County, Solid Waste Disposal Revenue Bonds (Florida Power and       2/01 at 102         AA-      3,093,690
                 Light Company Project), Series 1991, 7.150%, 2/01/23 (Alternative
                 Minimum Tax)

       2,000   St. Lucie County, Solid Waste Disposal Revenue Bonds (Florida Power and       5/02 at 102         AA-      2,069,260
                 Light Company Project), Series 1992, 6.700%, 5/01/27 (Alternative
                 Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 6.3%

         705   City of Callaway, Bay County, Wastewater System Revenue Bonds, Series         9/06 at 102         AAA        706,509
                 1996A, 6.000%, 9/01/26

               City of Clearwater, Water and Sewer Revenue Refunding Bonds,
                 Series 1998:
       2,155     0.000%, 12/01/12                                                       12/08 at 85 7/16         AAA      1,027,375
       1,000     0.000%, 12/01/13                                                      12/08 at 80 13/14         AAA        445,790
       1,000     0.000%, 12/01/18                                                        12/08 at 62 1/8         AAA        314,870

       7,500   Dade County, Water and Sewer System Revenue Bonds, Series 1997,              10/07 at 101         AAA      6,736,725
                 5.250%, 10/01/26

       1,000   Town of Davie, Water and Sewer Improvement and Refunding Revenue Bonds,      10/02 at 102         AAA      1,020,950
                Series 1992, 6.250%, 10/01/17

         600   The City of Daytona Beach, Water and Sewer Revenue Bonds, Series 1992,       11/02 at 102         AAA        609,444
                 6.000%, 11/15/14

       2,000   Escambia County Utilities Authority, Utility System Revenue Bonds,           No Opt. Call         AAA        843,920
                 Series 1992B, 0.000%, 1/01/15

       5,750   Hillsborough County, Refunding Utility Revenue Bonds, Series 1991A,           8/01 at 102         AAA      5,958,955
                 6.500%, 8/01/16

         375   City of Jacksonville, Water and Sewer Development Revenue Bonds, Series       6/02 at 102           A        389,220
                 1992 (Jacksonville Suburban Utilities Corporation Project), 6.750%,
                 6/01/22 (Alternative Minimum Tax)

         250   Town of Jupiter, Water Revenue Bonds, Series 1992B, 6.250%, 10/01/18         10/01 at 102         AAA        259,350

               Manatee County, Public Utilities Revenue Refunding and Improvement
                 Bonds, Series 1991C:
       1,850     0.000%, 10/01/08                                                           No Opt. Call         AAA      1,168,997
       2,800     0.000%, 10/01/09                                                           No Opt. Call         AAA      1,665,384

         265   Orange County, Water Utilities System Revenue Bonds, Series 1992, 6.250%,     4/02 at 102         AAA        269,976
                  10/01/17

         165   City of Tampa, Water and Sewer Systems Revenue Bonds, Series 1992,           10/02 at 101         AAA        166,574
                 6.000%, 10/01/17
-----------------------------------------------------------------------------------------------------------------------------------
  $  375,461   Total Investments (cost $337,470,261) - 98.1%                                                            335,212,489
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.9%                                                                       6,551,486
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $341,763,975
               ====================================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
Nuveen Flagship Florida Municipal Bond Fund
May 31, 2000



-------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value               $335,212,489
Receivables:
  Interest                                                            6,187,054
  Investments sold                                                    4,222,258
  Shares sold                                                           197,712
Other assets                                                             11,504
-------------------------------------------------------------------------------
    Total assets                                                    345,831,017
-------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                        2,514,275
Payables:
  Shares redeemed                                                       796,873
Accrued expenses:
  Management fees                                                       156,320
  12b-1 distribution and service fees                                    66,609
  Other                                                                  84,164
Dividends payable                                                       448,801
-------------------------------------------------------------------------------
    Total liabilities                                                 4,067,042
-------------------------------------------------------------------------------
Net assets                                                         $341,763,975
===============================================================================
Class A Shares
Net assets                                                         $250,177,854
Shares outstanding                                                   25,088,022
Net asset value and redemption price per share                     $       9.97
Offering price per share (net asset value per share plus
maximum sales charge of 4.20% of offering price)                   $      10.41
===============================================================================
Class B Shares
Net assets                                                         $ 17,475,900
Shares outstanding                                                    1,753,823
Net asset value, offering and redemption price per share           $       9.96
===============================================================================
Class C Shares
Net assets                                                         $ 17,167,206
Shares outstanding                                                    1,721,144
Net asset value, offering and redemption price per share           $       9.97
===============================================================================
Class R Shares
Net assets                                                         $ 56,943,015
Shares outstanding                                                    5,714,372
Net asset value, offering and redemption price per share           $       9.96
===============================================================================



                                 See accompanying notes to financial statements.
13

Statement of Operations
Nuveen Flagship Florida Municipal Bond Fund
Year Ended May 31, 2000



------------------------------------------------------------------------------------------------------------
Investment Income                                                                              $  23,087,716
------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                    1,971,449
12b-1 service fees - Class A                                                                         548,684
12b-1 distribution and service fees - Class B                                                        161,597
12b-1 distribution and service fees - Class C                                                        127,789
Shareholders' servicing agent fees and expenses                                                      409,273
Custodian's fees and expenses                                                                        325,361
Trustees' fees and expenses                                                                            9,774
Professional fees                                                                                     43,925
Shareholders' reports - printing and mailing expenses                                                215,832
Federal and state registration fees                                                                   17,262
Other expenses                                                                                        24,537
------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                         3,855,483
  Custodian fee credit                                                                               (33,465)
------------------------------------------------------------------------------------------------------------
Net expenses                                                                                       3,822,018
------------------------------------------------------------------------------------------------------------
Net investment income                                                                             19,265,698
------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                                             (2,184,113)
Net change in unrealized appreciation or depreciation of investments                             (26,098,616)
------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                 (28,282,729)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                          $  (9,017,031)
============================================================================================================

Statement of Changes in Net Assets
Nuveen Flagship Florida Municipal Bond Fund

                                                                                    Year Ended    Year Ended
                                                                                       5/31/00       5/31/99
------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                           $  19,265,698   $ 18,834,935
Net realized gain (loss) from investment transactions                              (2,184,113)       759,812
Net change in unrealized appreciation or depreciation of investments              (26,098,616)    (5,925,814)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                              (9,017,031)    13,668,933
------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                                                         (14,690,289)   (14,921,960)
  Class B                                                                            (776,137)      (442,577)
  Class C                                                                            (818,455)      (508,583)
  Class R                                                                          (3,229,875)    (3,072,260)
From accumulated net realized gains from investment transactions:
  Class A                                                                            (235,458)    (1,072,990)
  Class B                                                                             (16,056)       (39,163)
  Class C                                                                             (15,568)       (40,494)
  Class R                                                                             (50,141)      (204,848)
------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                         (19,831,979)   (20,302,875)
------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                   76,566,543     77,448,397
Net proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                                      5,658,065      8,202,477
------------------------------------------------------------------------------------------------------------
                                                                                   82,224,608     85,650,874
Cost of shares redeemed                                                          (102,414,624)   (49,952,837)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                (20,190,016)    35,698,037
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                             (49,039,026)    29,064,095
Net assets at the beginning of year                                               390,803,001    361,738,906
------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                   $ 341,763,975   $390,803,001
============================================================================================================
Undistributed (Over-distribution of) net investment income at the end of year   $    (235,144)  $     13,914
============================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements

1.   General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Florida Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2000, there were no such outstanding purchase commitments in the Fund.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without any up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances or by specified classes of shareholders.

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 2000.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an agreement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                        Year Ended                   Year Ended
                                                          5/31/00                      5/31/99
                                                ---------------------------   -------------------------
                                                     Shares          Amount       Shares         Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                          5,472,990   $  56,132,319    4,391,925   $ 48,059,545
 Class B                                            606,071       6,204,693    1,052,216     11,537,205
 Class C                                            742,489       7,562,351      889,995      9,754,281
 Class R                                            658,885       6,667,180      740,527      8,097,366
Shares issued to shareholders due
to reinvestment of distributions:
 Class A                                            326,276       3,348,209      550,411      6,036,519
 Class B                                             16,498         168,646        9,759        107,077
 Class C                                             18,606         190,224       14,513        159,110
 Class R                                            190,394       1,950,986      173,280      1,899,771
-------------------------------------------------------------------------------------------------------
                                                  8,032,209      82,224,608    7,822,626     85,650,874
-------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                         (8,353,990)    (85,005,388)  (4,017,386)   (43,978,264)
 Class B                                           (333,318)     (3,404,697)     (78,240)      (856,729)
 Class C                                           (529,326)     (5,386,171)    (113,554)    (1,243,022)
 Class R                                           (851,984)     (8,618,368)    (354,310)    (3,874,822)
-------------------------------------------------------------------------------------------------------
                                                (10,068,618)   (102,414,624)  (4,563,490)   (49,952,837)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                          (2,036,409)  $ (20,190,016)   3,259,136   $ 35,698,037
-------------------------------------------------------------------------------------------------------


3. Distributions to Shareholders

The Fund declared dividend distributions from its tax-exempt net investment income which were paid on July 3, 2000, to shareholders of record on June 9, 2000, as follows:

-----------------------------------------------------------------------
Dividend per share:
 Class A                                                        $.0455
 Class B                                                         .0390
 Class C                                                         .0410
 Class R                                                         .0470
-----------------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended May 31, 2000, aggregated $64,761,520 and $88,139,987, respectively. There were no purchases or sales (including maturities) of investments in short-term municipal securities during the fiscal year ended May 31, 2000.

At May 31, 2000, the identified cost of investments owned for federal income tax purposes was $338,457,495.

At May 31, 2000, the Fund had an unused capital loss carryforward of $1,267,282 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2008.

5. Unrealized Appreciation (Depreciation)

At May 31, 2000, net unrealized depreciation of investments for federal income tax purposes aggregated $3,245,006 of which $8,136,248 related to appreciated securities and $11,381,254 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                        Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                          .5500 of 1%
For the next $125 million                                           .5375 of 1
For the next $250 million                                           .5250 of 1
For the next $500 million                                           .5125 of 1
For the next $1 billion                                             .5000 of 1
For net assets over $2 billion                                      .4750 of 1
-------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 2000, John Nuveen & Co., Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $240,500, all of which were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2000, the Distributor compensated authorized dealers directly with approximately $337,700 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2000, the Distributor retained approximately $189,800 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $114,200 of CDSC on share redemptions during the fiscal year ended May 31, 2000.

7. Composition of Net Assets
At May 31, 2000, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

-------------------------------------------------------------------------------
Capital paid-in                                                    $346,511,407
Undistributed (Over-distribution of) net investment income             (235,144)
Accumulated net realized gain (loss) from investment transactions    (2,254,516)
Net unrealized appreciation (depreciation) of investments            (2,257,772)
-------------------------------------------------------------------------------
Net assets                                                         $341,763,975
-------------------------------------------------------------------------------

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                               Investment Operations            Less Distributions
                           ------------------------------    ---------------------------

                                       Realized/
                                      Unrealized
              Beginning        Net       Invest-                 Net                         Ending
                    Net    Invest-          ment             Invest-                            Net
Year Ended        Asset       ment          Gain                ment    Capital               Asset         Total
May 31,           Value     Income        (Loss)    Total     Income      Gains     Total     Value    Return (a)
-------------------------------------------------------------------------------------------------------------------
Class A (6/90)**
   2000          $10.76       $.54         $(.77)   $(.23)    $(.55)      $(.01)   $(.56)    $ 9.97         (2.17)%
   1999           10.94        .55          (.14)     .41      (.55)       (.04)    (.59)     10.76          3.78
   1998           10.60        .56           .34      .90      (.55)       (.01)    (.56)     10.94          8.67
   1997           10.39        .56           .21      .77      (.56)         --     (.56)     10.60          7.59
   1996           10.63        .57          (.24)     .33      (.57)         --     (.57)     10.39          3.14

Class B (2/97)
   2000           10.77        .46          (.79)    (.33)     (.47)       (.01)    (.48)      9.96         (3.10)
   1999           10.95        .47          (.14)     .33      (.47)       (.04)    (.51)     10.77          3.05
   1998           10.61        .48           .35      .83      (.48)       (.01)    (.49)     10.95          7.89
   1997 (d)       10.59        .16           .02      .18      (.16)         --     (.16)     10.61          1.70

Class C (9/95)**
   2000           10.77        .48          (.78)    (.30)     (.49)       (.01)    (.50)      9.97         (2.79)
   1999           10.95        .49          (.14)     .35      (.49)       (.04)    (.53)     10.77          3.22
   1998           10.60        .50           .36      .86      (.50)       (.01)    (.51)     10.95          8.20
   1997           10.39        .50           .21      .71      (.50)         --     (.50)     10.60          7.00
   1996 (d)       10.65        .35          (.26)     .09      (.35)         --     (.35)     10.39          1.30*

Class R (2/97)
   2000           10.76        .56          (.78)    (.22)     (.57)       (.01)    (.58)      9.96         (2.07)
   1999           10.94        .57          (.14)     .43      (.57)       (.04)    (.61)     10.76          4.01
   1998           10.60        .58           .35      .93      (.58)       (.01)    (.59)     10.94          8.91
   1997 (d)       10.59        .19           .01      .20      (.19)         --     (.19)     10.60          1.93
===================================================================================================================

Class (Inception Date)
                                                         Ratios/Supplemental Data
                       --------------------------------------------------------------------------------------------
                                      Before Credit/             After              After Credit/
                                      Reimbursement        Reimbursement (b)      Reimbursement (c)
                                   -------------------    -------------------    -------------------
                                                 Ratio                  Ratio                  Ratio
                                                of Net                 of Net                 of Net
                                               Invest-                Invest-                Invest-
                                   Ratio of       ment    Ratio of       ment    Ratio of       ment
                                   Expenses     Income    Expenses     Income    Expenses     Income
                         Ending          to         to          to         to          to         to
                            Net     Average    Average     Average    Average     Average    Average    Portfolio
                         Assets         Net        Net         Net        Net         Net        Net     Turnover
                          (000)      Assets     Assets      Assets     Assets      Assets     Assets         Rate
-------------------------------------------------------------------------------------------------------------------
Class A (6/90)**
   2000                $250,178        1.02%      5.27%       1.02%      5.27%       1.01%      5.28%          18%
   1999                 297,505         .84       5.00         .84       5.00         .84       5.00           19
   1998                 292,399         .84       5.13         .84       5.13         .84       5.13           14
   1997                 296,970         .96       5.20         .82       5.34         .82       5.34           54
   1996                 318,456        1.02       5.17         .83       5.36         .83       5.36           94

Class B (2/97)
   2000                  17,476        1.79       4.52        1.79       4.52        1.78       4.53           18
   1999                  15,768        1.59       4.25        1.59       4.25        1.59       4.25           19
   1998                   5,266        1.59       4.35        1.59       4.35        1.59       4.35           14
   1997 (d)                 785        1.58*      4.52*       1.58*      4.52*       1.58*      4.52*          54

Class C (9/95)**
   2000                  17,167        1.59       4.72        1.59       4.72        1.58       4.73           18
   1999                  16,034        1.39       4.45        1.39       4.45        1.39       4.45           19
   1998                   7,646        1.39       4.58        1.39       4.58        1.39       4.58           14
   1997                   5,130        1.46       4.64        1.35       4.75        1.35       4.75           54
   1996 (d)               1,175        1.55*      4.42*       1.38*      4.59*       1.38*      4.59*          94

Class R (2/97)
   2000                  56,943         .83       5.47         .83       5.47         .82       5.48           18
   1999                  61,496         .64       5.20         .64       5.20         .64       5.20           19
   1998                  56,428         .64       5.33         .64       5.33         .64       5.33           14
   1997 (d)              54,247         .64*      5.55*        .64*      5.55*        .64*      5.55*          54
===================================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Florida.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust I:

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Flagship Florida Municipal Bond Fund (the "Fund") (one of the portfolios constituting the Nuveen Flagship Multistate Trust I (a Massachusetts business trust)), as of May 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Fund for the years ended May 31, 1997 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Florida Municipal Bond Fund of the Nuveen Flagship Multistate Trust I as of May 31, 2000, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years then ended and the financial highlights for each of the three years then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 18, 2000

                                     Notes
                                     -----

Fund Information


Board of Trustees                          Transfer Agent and
Robert P. Bremner                          Shareholder Services
Lawrence H. Brown                          Chase Global Funds Services Company
Anne E. Impellizzeri                       73 Tremont Street
Peter R. Sawers                            Boston, MA 02108
William J. Schneider                       (800) 257-8787
Timothy R. Schwertfeger
Judith M. Stockdale                        Legal Counsel
                                           Morgan, Lewis &
Fund Manager                               Bockius LLP
Nuveen Advisory Corp.                      Washington, D.C.
333 West Wacker Drive
Chicago, IL 60606                          Independent Public Accountants
                                           Arthur Andersen LLP
                                           Chicago, IL

      Serving
Investors
          For Generations

A 100-Year Tradition of Quality Investments

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN
     Investments


John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

                                                              N U V E E N
                                                                     Investments


Municipal Bond Funds

                          ANNUAL REPORT  MAY 31, 2000

Dependable, tax-free income to help you keep more of what you earn.


                             [PHOTOS APPEAR HERE]

INVEST WELL
LOOK AHEAD
LEAVE YOUR MARK

                         Maryland Municipal Bond Fund
                       Pennsylvania Municipal Bond Fund
                         Virginia Municipal Bond Fund

     Contents

 1   Dear Shareholder

 3   Nuveen Maryland Municipal Bond Fund

 7   Nuveen Flagship Pennsylvania Municipal Bond Fund

10   Nuveen Flagship Virginia Municipal Bond Fund

14   Portfolio of  Investments

28   Statement of Net Assets

29   Statement of Operations

30   Statement  of Changes in Net Assets

32   Notes to Financial Statements

37   Financial  Highlights

40   Report of Independent Public Accountants

41   Fund Information

              Must be preceded by or accompanied by a prospectus.

DEAR

Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

As personal wealth continues to grow at an ever-increasing rate, people are realizing the power of their investments to do good and to make a difference in their families and communities now and for generations to come.

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams --the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

Family Wealth Management Too often, family wealth management is thought of in one dimension -- as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interests at heart.

                                                            ANNUAL REPORT page 1

     In addition, we believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

     In fact, you may be reading this report at the suggestion of your financial advisor. We've prepared the following interview to let you know what the investment and research management teams have done during your fund's fiscal period.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their dreams of a lifetime. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
July 17, 2000

ANNUAL REPORT page 2

NEVEEN MARYLAND MUNICIPAL FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

For nearly a year, the Federal Reserve Board (the Fed) has continued on a track to raise interest rates in an attempt to stymie inflation. These "tightening" measures put pressure on nearly all bonds, including municipal securities. Paul Brennan, portfolio manager of Nuveen Maryland Municipal Bond Fund, discusses the economic environment in which the fund participated, as well as the fund's performance and key investment strategies.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance. Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities. Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management ( NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .    A commitment to exhaustive research

 .    An active, value-oriented investment style

 .    The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Municipal Bond Funds.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

Q| How would you describe the overall fixed-income investing environment during
-
the past 12 months?

PAUL| Rising interest rates translated into a difficult bond market environment.
----
The Fed raised interest rates six times during the past 12 months, lifting the federal funds rate -- the rate banks charge each other for overnight loans -- to 6.50%, the highest it's been in almost 10 years.

     These moves were intended to curb the strong U.S. economy and stifle any inflationary pressures that might be brewing as a result. Bond yields rose in response, and their prices -- which generally move in the opposite direction of their yields -- declined.

     Supply and demand also played a role in determining municipal bond returns during the past 12 months.

     On a positive note, the supply of municipal bonds dwindled as rising rates extinguished opportunities for issuers to refinance or refund older, more expensive debt. In addition, the strength of national and local economies translated into higher revenues and tax collections for man municipalities, thereby reducing their debt financing needs. These developments translated into a 40% reduction of the supply of municipals in the first quarter of 2000, compared to the same quarter a year earlier.

     Demand, on the other hand, was spotty. Lured by the red-hot returns of technology and other stocks, investors generally avoided fixed-income investments throughout most of 1999. In early 2000, however, the demand for municipals became strong again when technology stocks experienced a downturn and municipal bond yields (measured by the Bond Buyer 20) touched 6%.

Q| O.K., that gives us a good idea of what happened on the national front. What
-
was Maryland's market like during the fiscal period?

PAUL| New bond issuance in Maryland declined 33% year-to-date (through May 31,
----
2000) compared to the same period in 1999. Nationally, the decline was 24%.

     Maryland's economy continued to perform well. Employment growth, which has been aided by the state's well-educated workforce, continued to outperform national averages. At May 31, 2000, the state's unemployment rate was 3.2%, compared to the 4.1% national average.

                                                            ANNUAL REPORT page 3

     Economic growth has also been bolstered by the growing presence of high-tech firms in the Washington, D.C., suburbs in Maryland.

Q| The Nuveen Maryland Municipal Bond Fund struggled along with the rest of the
-
municipal bond market, reporting a total return on net asset value of -3.71% for the fiscal year ended May 31, 2000. Comparatively, the Lehman Brothers Municipal Bond Index had a total return of-0.86%.* What contributed to the fund's under performance?

PAUL| We maintained a longer-than-average duration compared with the Lehman
----
index. (The Lehman Municipal Index reported duration of 7.46, versus the fund's
9.23 duration.) In the rising interest rate environment we experienced during the period, this longer duration hurt our total return. However, bonds with longer durations typically offer higher yields. We, in maintaining a longer duration, were attempting to meet the fund's objective to generate a competitive dividend. We also feel that in the long-term, longer duration can reward shareholders.

     Another factor contributing to the underperformance was the high credit quality of our fund's portfolio -- with 71% of the bonds rated AAA/U.S. Guaranteed and AA. In 1997 and 1998, investors weren't rewarded for assuming greater risk by delving deeper into lower-rated issues. This past fiscal year was another story, however, with the yield gap between high-rated and lower-rated bonds having widened.

     Another point I'd like to mention is that the Lipper Maryland Municipal Bond Fund category average, which unlike the Lehman index only includes municipal funds that are Maryland-specific, reported a total return more in line with our fund's, -2.47%.** Our underperformance against this benchmark is due in part to the fund's duration, which was longer than the Lipper Peer Group average of 7.6.

     Shareholders should also know that the fund's one-year taxable equivalent total return, for investors in a 34.5% combined federal and state income tax bracket, was -1.22%.*** As of May 31, 2000, the fund's SEC 30-day yield was 4.40%. For investors in the combined 34.5% federal and state income tax bracket, that is equivalent to a yield of 6.72% on a taxable investment.****

     With our research capabilities and our relationships with dealers in the state, we have been able to find issues we feel are diamonds in the rough. For instance, we added to the portfolio Anne Arundel County bonds issued to finance infrastructure improvements on a parcel of land for a shopping mall development.

     Underwritten by a regional dealer and distributed primarily to institutional investors such as Nuveen, the bonds were not rated and required rigorous review by our research team.

     Our team liked the bonds for a couple of reasons. One, they were not being paid by the revenues of the mall, but actually by the property taxes on the land. The project is under fast-track construction, and is located halfway between Baltimore and Washington D.C., a site we believe will be attractive to shoppers from several nearby states.

Q| What other opportunities did you find?
-

PAUL| Another purchase we're excited about was the issuance by Maryland Health
----
and Higher Educational Facilities Authority on behalf of lower-rated (but investment grade) University of Maryland Medical System.


MARYLAND

Top Five Sectors
---------------------------------------------
  Housing (Multifamily)                 24%
---------------------------------------------
  Healthcare                            18%
---------------------------------------------
  Tax Obligation (Limited)              14%
---------------------------------------------
  Education and Civic Organizations     11%
---------------------------------------------
  Housing (Single Family)                9%
---------------------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

MARYLAND

Bond Credit Quality
------------------------------------------------
[PIE CHART APPEARS HERE]
AAA/US.
Guaranteed....  54%
AA............  17%
A.............   8%
BBB...........  17%
NR............   4%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.



   * The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade national municipal bonds and does not reflect any initial or ongoing expenses.

  ** The Lipper Peer Group returns represent the average annualized total return of the 37 funds in the Lipper Maryland Municipal Debt Funds category for the one-year period ended May 31, 2000. The return assume reinvestment of dividends and do not reflect any applicable sales charges.

 *** Taxable equivalent total return equals a fund's taxable equivalent income
     (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.


**** Taxable equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.


Returns reflect a voluntary expense limitation by the fund's investment advisor which may be modified or discontinued at any time without notice.

ANNUAL REPORT page 4

     We feel Nuveen has an advantage over many other institutional buyers when it comes to lower-rated issues such as this one. For instance, Nuveen was given access to the System's senior management, allowing us to thoroughly review this complex transaction that offered relatively attractive yields and ensured that Nuveen received a generous bond allocation from this healthcare provider.

     The bonds were issued to finance expansion of the hospital facilities, a hospital that has garnered a high amount of state support, both politically and financially.

     Because supply has been so scarce in Maryland, we looked to alternatives in the Virgin Islands and Puerto Rico, since both offer our shareholders the same tax-exempt status as Maryland-issued bonds. Nuveen's research capabilities helped us identify and purchase lower-rated (but investment grade) bonds issued by the Virgin Islands Public Finance authority.

     "With our research capabilities and our relationships with dealers in the state, we have been able to find issues we feel are diamonds in the rough."

Q| It sounds like you were actively seeking lower- and non-rated issuances. Was
-
that the case?

PAUL| We did try to leverage our research capabilities and relationships with
----
the regional dealers to get a piece of deals that others might overlook. But that wasn't our only strategy during the year.

     Another fundamental strategy was to continue to diversify the fund's portfolio holdings. We were successful in adding new issuers to the mix, and by doing so improved call features and added higher-yielding bonds.

Q| What is your outlook for the Maryland market and the fund?
-

PAUL| We expect developments in the aerospace sector to provide opportunity
----
for growth in the Maryland economy. Also, slowing federal cutbacks and increased government expenditures on defense and health sciences research may bolster economic growth in the near term.

     As for the fund, we plan to continue on the road we're on. I don't anticipate moving any longer on duration, but we will continue to look for those promising offerings that may be non-rated or low-rated.

     We'll also try to capitalize on the higher interest rates and the lower bond prices to improve the fund's tax efficiency. As interest rates rise, prices on some of the fund's holdings are bound to fall. By selling certain bonds at a loss, we can create tax-loss carryforwards that can be used to offset current and/or future realized capital gains. An additional benefit of these transactions is that we can use the proceeds from the sale of bonds to finance purchases of new bonds with higher income streams.

                                                            ANNUAL REPORT page 5

NUVEEN MARYLAND MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. the interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Quick Facts
                             A Shares     B Shares    C Shares     R Shares
NAV                             $9.55        $9.56       $9.56        $9.58
--------------------------------------------------------------------------------
Latest Monthly Dividend*      $0.0395      $0.0335     $0.0350      $0.0410
--------------------------------------------------------------------------------
Fund Symbol                       N/A          N/A         N/A        NMMDX
--------------------------------------------------------------------------------
CUSIP                       67065L831    67065L823   67065L815    67065L799
--------------------------------------------------------------------------------
Inception Date                   9/94         3/97        9/94        12/91
--------------------------------------------------------------------------------
* Paid June 1, 2000

Total Returns as of 5/31/00 (Annualized)/1/
                           A Shares            B Shares      C Shares  R Shares
                         NAV      Offer      NAV    w/CDSC      NAV      NAV
1-Year                 -3.71%    -7.77%    -4.44%   -8.10%    -4.16%   -3.43%
--------------------------------------------------------------------------------
1-Year TER*            -1.22%    -5.38%    -2.36%   -6.01%    -1.97%   -0.85%
--------------------------------------------------------------------------------
5-Year                  3.58%     2.69%     2.87%    2.71%     2.99%    3.84%
--------------------------------------------------------------------------------
5-Year TER*             6.13%     5.22%     5.01%    4.85%     5.19%    6.49%
--------------------------------------------------------------------------------
Since Inception         5.00%     4.45%     4.30%    4.30%     4.33%    5.26%
--------------------------------------------------------------------------------
Since Inception TER*    7.57%     7.01%     6.49%    6.49%     6.55%    7.94%
--------------------------------------------------------------------------------
* Taxable Equivalent Return (based on a combined federal and state income tax rate of 34.5%).

Total Returns as of 3/31/00 (Annualized)/1/
                           A Shares            B Shares      C Shares  R Shares
                         NAV     Offer    w/o CDSC  w/CDSC      NAV      NAV
1-Year                 -2.96%    -7.00%    -3.70%   -7.39%    -3.51%   -2.68%
--------------------------------------------------------------------------------
5-Year                  4.53%     3.63%     3.82%    3.65%     3.89%    4.80%
--------------------------------------------------------------------------------
Since Inception         5.25%     4.69%     4.54%    4.54%     4.57%    5.51%
--------------------------------------------------------------------------------
+ Class R share returns are actual. Class A, B and C shares returns are actual for the period since class inception; returns prior to class inception are Class R shares returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Tax-Free Yields as of 5/31/00
                              A Shares       B Shares    C Shares    R Shares
                            NAV     Offer    w/o CDSC
Distribution Rate*         4.96%     4.75%     4.21%       4.39%       5.14%
--------------------------------------------------------------------------------
SEC 30-Day Yield           4.40%     4.21%     3.65%       3.85%       4.60%
--------------------------------------------------------------------------------
Taxable Equivalent Yield   6.72%     6.43%     5.57%       5.88%       7.02%
--------------------------------------------------------------------------------
* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Index Comparison[_]
[MOUNTAIN CHART APPEARS HERE]

             Nuveen Maryland         Nuveen Maryland           Lehman Brothers
             Municipal Bond          Municipal Bond            Municipal Bond
             Fund (Offer)            Fund (NAV)                Index
2/1992           $ 9,580                 $10,000                    $10,000
5/1992             9,738                  10,165                     10,212
5/1993            10,895                  11,373                     11,433
5/1994            11,021                  11,504                     11,715
5/1995            12,012                  12,538                     12,782
5/1996            12,464                  13,010                     13,367
5/1997            13,294                  13,877                     14,475
5/1998            14,352                  14,981                     15,834
5/1999            14,874                  15,526                     16,574
5/2000            14,323                  14,951                     16,432

     Nuveen Maryland Municipal Bond Fund (Offer) $14,323
     Nuveen Maryland Municipal Bond Fund (NAV) $14,951
     Lehman Brothers Municipal Bond Index $16,432

[_] The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Portfolio Statistics
Total Net Assets                        $71.5 million
-----------------------------------------------------
Average Effective Maturity                20.93 years
-----------------------------------------------------
Average Duration                                 9.23
-----------------------------------------------------

ANNUAL REPORT page 6

NUVEEN FLAGSHIP PENNSYLVANIA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective

Nuveen Flagship Pennsylvania Municipal Bond Fund features portfolio management by Nuveen Investment Management, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the fiscal year ended May 31, 2000, we spoke with Portfolio Manager Tom O'Shaughnessy.

Q| Can you begin our discussion by addressing the reasons why municipal bonds,
-
like most fixed-income securities, performed poorly during the past 12 months?

TOM| Sure. In an effort to rein in the economy and the stock market, the Federal
---
Reserve (the Fed) made six short-term interest rate increases during the past 12 months. The most recent was a half-percentage-point increase in May, the largest rate hike in five years. That boosted short-term interest rates to their highest levels since 1991.

     One of the basic tenets of bond investing is that when interest rates rise, bond yields generally follow suit and bond prices, which move in the opposite direction, decline. The 25-year municipal bond as measured by the Bond Buyer 25, for example, started the period yielding 5.46% and ended it at 6.27%, a jump of 81 basis points. Amid this rising interest rate environment, demand for most fixed-income securities -- including municipals -- was weak.

     The effects of reduced demand were offset somewhat by a dramatic decrease in supply as municipal issuers, flush with cash from increased tax collections and revenues, reduced their borrowings. For the first five months of 2000, total issuance of debt in the state was down nearly 75% compared to the same period a year earlier. Pennsylvania's decline was much more severe than the national municipal market, which saw a 24% drop during the first five months of 2000.

     While the strength of the economy curtailed bond returns by prompting higher interest rates, it actually helped many Pennsylvania municipal issuers. The fiscal recovery in Philadelphia, for example, prompted Fitch and Moody's, two of the leading municipal credit rating agencies, to upgrade the city's credit ratings. Furthermore, economic conditions remained strong throughout much of the state, mirroring trends that boosted the nation as a whole.

     With that said, Pennsylvania's economy showed some signs of slowing down. Employment growth in the service sector started to wane, and the slowdown in the Asian economy led to significant losses in the manufacturing sector.

Q| How did Nuveen Flagship Pennsylvania Municipal Bond Fund perform during the
-
fiscal year ended May 31, 2000?

TOM| The fund generated a 12-month total return on net asset value of -5.21%,
---
compared to the -3.69% total return posted by the Lipper Pennsylvania Municipal Debt Peer Group.* The fund's one-year taxable equivalent total return, for investors in a 33% combined federal and state income tax bracket, was -2.76%.**

"While the strength of the economy curtailed bond returns by prompting higher interest rates, it actually helped many Pennsylvania municipal issuers."

     * The Lipper Peer Group return represents the average annualized total return of the 60 funds in the Lipper Pennsylvania Municipal Debt Category for the one-year period ended May 31, 2000. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

    ** Taxable equivalent total return equals a fund's taxable equivalent income
       (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

Returns reflect a voluntary expense limitation by the fund's investment advisor which may be modified or discontinued at any time without notice.

                                                            ANNUAL REPORT page 7

Q|  How did the fund perform against the Lehman Brothers Municipal Bond Index?
-

TOM|  The fund underperformed the broader Lehman index, which had a 12-month
---
average total return of -0.86% for the period ended May 31, 2000.*** However, we feel Lipper's Pennsylvania-specific benchmark gives investors a truer comparative picture. We give shareholders both so they can compare the fund to other Pennsylvania funds as well as to a national benchmark.

Q|  What was your strategy during this difficult period?
-

TOM|  Although the market environment we experienced over the past year could be
---
distracting, we remained focused on finding attractive opportunities for the fund. In the first half of the period, that meant engaging in trades known as swaps, whereby we sold bonds with lower interest rates and bought similar bonds at higher prevailing rates. In addition to increasing the fund's income-producing potential, these swaps help enhance the fund's tax efficiency, as some sales generated tax losses that can offset any realized capital gains for up to eight years.

      In the second half of the year, we focused on identifying attractively priced high-yielding, non-rated and lower-quality investment-grade bonds for the fund. As interest rates and bond yields climbed, the difference in yield -- the "spread" -- between higher- and lower-quality bonds widened fairly dramatically. This is because lower-quality bonds needed to pay increasingly higher yields to attract investors capable and willing to analyze them.

      Using the resources and expertise our of research team, we identified a number of attractive high-yielding opportunities within the hospital and multifamily housing sectors. Even with these purchases, the fund's overall credit quality remained high, with 52% of the portfolio in AA-rated and AAA-rated bonds as of May 31, 2000.

Q|  What is your outlook for Nuveen Flagship Pennsylvania Municipal Bond Fund?
-

TOM|  The bond market appears to be anticipating the end of Fed efforts to slow
---
the economy by raising interest rates. If that proves to be the case, the interest-rate backdrop should become more favorable for bonds.

      We believe that today's market, characterized by wide spreads between high- and low-quality bonds, plays to our research strengths. Drawing on Nuveen's research team, we'll continue to look for opportunities to add lower-quality bonds that offer adequate compensation, as measured by enough incremental yield, to compensate for their added credit risk. If the spread between lower- and higher-quality bonds returns to more historic norms -- which we believe will happen if interest rates stabilize -- lower-quality bonds should outperform.

PENNSYLVANIA

----------------------------------------
Top Five Sectors
----------------------------------------
Education and Civic Organizations  22%
----------------------------------------
Healthcare                         13%
----------------------------------------
Housing (Single Family)            12%
----------------------------------------
U.S. Guaranteed                    11%
----------------------------------------
Long-Term Care                      8%
----------------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

PENNSYLVANIA

-----------------------------------------
Bond Credit Quality
-----------------------------------------
[PIE CHART APPEARS HERE]
AAA/U.S.
Guaranteed..... 43%
AA.............  9%
A..............  9%
BBB............ 33%
NR.............  4%
Other..........  2%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.








*** The Lehman Brother Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses

ANNUAL REPORT page 8

NUVEEN FLAGSHIP PENNSYLVANIA MUNICIPAL BOND FUND
Fund Spotlight as of May 31, 2000

Quick Facts

                               A Shares       B Shares    C Shares     R Shares
NAV                               $9.38         $9.40        $9.37        $9.38
--------------------------------------------------------------------------------
Latest Monthly Dividend*        $0.0420       $0.0360      $0.0375      $0.0435
--------------------------------------------------------------------------------
Fund Symbol                       FPNTX           N/A          N/A        NBPAX
--------------------------------------------------------------------------------
CUSIP                         67065L740     67065L732    67065L724    67065L716
--------------------------------------------------------------------------------
Inception Date                    10/86          2/97         2/94         2/97
--------------------------------------------------------------------------------
*Paid June 1, 2000

Total Returns as of 5/31/00 (Annualized)/1/

                     A Shares                B Shares        C Shares  R Shares
                  NAV         Offer    c/o CDSC     w/CDSC    NAV          NAV
1-Year           -5.21%      -9.20%   -5.91%       -9.51%    -5.73%       -4.93%
--------------------------------------------------------------------------------
1-Year TER*      -2.76%      -6.86%   -3.84%       -7.43%    -3.55%       -2.39%
--------------------------------------------------------------------------------
5-Year            3.95%       3.06%    3.29%        3.12%     3.38%        4.10%
--------------------------------------------------------------------------------
5-Year TER*       6.66%       5.74%    5.64%        5.49%     5.81%        6.88%
--------------------------------------------------------------------------------
10-Year           6.05%       5.60%    5.58%        5.58%     5.47%        6.13%
--------------------------------------------------------------------------------
10-Year TER*      8.99%       8.52%    8.28%        8.28%     8.13%        9.10%
--------------------------------------------------------------------------------
*Taxable Equivalent Return (based on a combined federal and state income tax rate of 33.0%).


Total Returns as of 3/31/00 (Annualized)/1/

                   A Shares                 B Shares        C Shares   R Shares
                 NAV        Offer     c/o CDSC   w/CDSC        NAV        NAV
1-Year           -3.77%     -7.79%    -4.49%     -8.13%      -4.29%      -3.48%
-------------------------------------------------------------------------------
5-Year            4.92%      4.02%     4.25%      4.09%       4.34%       5.06%
--------------------------------------------------------------------------------
10-Year           6.34%      5.88%     5.87%      5.87%       5.75%       6.41%
--------------------------------------------------------------------------------
+ Class A share returns are actual, Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 42% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.


Tax-Free Yields as of 5/31/00



                                    A Shares       B Shares   C Shares  R Shares
                                  NAV      Offer   w/o CDSC
Distribution Rate*               5.37%     5.15%     4.60%      4.80%    5.57%
--------------------------------------------------------------------------------
SEC 30-Day Yield                 3.61%     3.46%     2.86%      3.07%    3.81%
--------------------------------------------------------------------------------
Taxable Equivalent Yield         5.39%     5.16%     4.27%      4.58%    5.69%
--------------------------------------------------------------------------------
* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may some-times differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Portfolio Statistics

Total Net Assets     $124.8 million
------------------------------------
Average Effective
Maturity               20.63 years
------------------------------------
Average Duration        9.47
------------------------------------

Index Comparison

    [MOUNTAIN CHART APPEARS HERE]

   Nuveen FlagShip                        Nuveen FlagShip      Lehman Brothers
Pennsylvania Municipal                Pennsylvania Municipal    Municipal Bond
  Bond Fund (Offer)                       Bond Fund (NAV)           Index

5/1990          $ 9,580                      $ 10,000               $10,000
5/1991           10,467                        10,926                11,008
5/1992           11,512                        12,017                12,089
5/1993           12,821                        13,383                13,536
5/1994           13,167                        13,744                13,870
5/1995           14,206                        14,829                15,133
5/1996           14,751                        15,397                15,825
5/1997           15,986                        16,687                17,137
5/1998           17,597                        18,368                18,746
5/1999           18,199                        18,987                19,622
5/2000           17,252                        18,008                19,453

Nuveen Flagship Pennsylvania Municipal Bond Fund (Offer) $17,252
Nuveen Flagship Pennsylvania Municipal Bond Fund (NAV)   $18,008
Lehman Brothers Municipal Bond Index $19,453

The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

                                                            ANNUAL REPORT page 9

NUVEEN FLAGSHIP VIRGINIA MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within its specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance. Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities. Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Management ( NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research
 . An active, value-oriented investment style
 . The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Municipal Bond Funds.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended May 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

For nearly a year, the Federal Reserve Board (the Fed) has continued on a track to raise interest rates in an attempt to stymie inflation. These "tightening" measures put pressure on nearly all bonds, including municipal securities. Paul Brennan, portfolio manager of Nuveen Flagship Virginia Municipal Bond Fund, discusses the economic environment in which the fund participated, as well as the fund's performance and key investment strategies.


Q How would you describe the overall fixed-income investing environment during the past 12 months?

PAUL Rising interest rates translated into a difficult bond market environment. The Fed raised interest rates six times during the past 12 months, lifting the federal funds rate -- the rate banks charge each other for overnight loans -- to 6.50%, the highest it's been in almost 10 years.
     These moves were intended to curb the strong U.S. economy and stifle any inflationary pressures that might be brewing as a result. Bond yields rose in response, and their prices -- which generally move in the opposite direction of their yields -- declined.
     Supply and demand also played a role in determining municipal bond returns during the past 12 months.
     On a positive note, the supply of municipal bonds dwindled as rising rates extinguished opportunities for issuers to refinance or refund older, more expensive debt. In addition, the strength of national and local economies translated into higher revenues and tax collections for man municipalities, thereby reducing their debt financing needs. These developments translated into a 40% reduction of the supply of municipals in the first quarter of 2000, compared to the same quarter a year earlier.
     Demand, on the other hand, was spotty. Lured by the red-hot returns of technology and other stocks, investors generally avoided fixed-income investments throughout most of 1999. In early 2000, however, the demand for municipals became strong again when technology stocks experienced a downturn and municipal bond yields (measured by the Bond Buyer 20) touched 6%.


Q O.K., that gives us a good idea of what happened on the national front. What was Virginia's market like during the fiscal period?

PAUL New bond issuance in Virginia declined 15% year-to-date (through May 31,
2000) compared to the same period in 1999. While we don't like to see a drop in new issuance, the Virginia new issue market was healthier than the national average, which was down 24%.

ANNUAL REPORT page 10

     Virginia's economy continued to perform well. The commonwealth's per capita income exceeded the national average and its unemployment rate was just 2.7% versus the country's 4.1% average (as of May 31, 2000).
     We attribute the strength of Virginia's economy to increases in defense spending and growth of the high-tech sector. The commonwealth's textiles and apparel sector has weakened, however, hurt by low-cost foreign competitors.
     Economic growth has also been bolstered by the growing presence of high-tech firms in the Washington D.C., suburbs in Virginia.

Q The Nuveen Flagship Virginia Municipal Bond Fund struggled along with the rest of the municipal bond market, reporting a total return on net asset value of -2.72% for the fiscal year ended May 31, 2000. Comparatively, the Lehman Brothers Municipal Bond Index had a total return of -0.86%.* What contributed to the fund's underperformance?

PAUL We maintained a longer-than-average duration compared with the Lehman index. (The Lehman's Municipal Index reported duration of 7.46, versus the fund's 8.30 duration.) In the rising interest rate environment we experienced during the period, this longer duration hurt our total return. However, bonds with longer durations typically offer higher yields. In maintaining a longer duration, we were attempting to meet the fund's objective to generate a competitive dividend. We also feel that in the long-term, longer duration can reward shareholders.
     Another point I'd like to mention is that the Lipper Virginia Municipal Bond Fund category average, which unlike the Lehman index only includes municipal bond funds that are Virginia-specific, reported a total return more in line with our fund's, -2.63%.** Our slight underperformance against this benchmark is due in part to our fund's duration, which is longer than the Lipper peer group average of 7.7.
     Shareholders should also know that the fund's one-year taxable equivalent total return, for investors in a 35% combined federal and state income tax bracket, was -0.08%.*** As of May 31, 2000, the fund's SEC 30-day yield was 4.73%. For investors in the combined 35% federal and state income tax bracket, that is equivalent to a yield of 7.28% on a taxable investment.****
     With our research capabilities and our relationships with dealers in the state, we have been able to find issues we feel are diamonds in the rough. For instance, we added to the portfolio bonds issued by Danville Industrial Development Authority for the Collegiate Housing Foundation Project at Averett College.
     These non-rated bonds financed a student dormitory on the campus of Averett College in Danville. Our research team worked with the developer, borrower and underwriter to ensure the bonds met Nuveen's high credit criteria. The bonds offered attractive yields as well as excellent call protection and added portfolio diversification.


Q What other opportunities did you find?

PAUL We purchased A-rated bonds issued by the Greater Richmond Convention Center to finance the center's expansion. We found these bonds interesting as they aren't to be paid by revenues of the convention center but rather by a tri-county excise tax.
     We often look to alternative issuances in the Virgin Islands and Puerto Rico, since both offer our shareholders the same tax-exempt status as Virginia-issued bonds.

VIRGINIA

----------------------------------------
Top Five Sectors
----------------------------------------
U.S. Guaranteed                      14%
----------------------------------------
Tax Obligation (Limited)             12%
----------------------------------------
Education and Civil Organizations    11%
----------------------------------------
Water and Sewer                      10%
----------------------------------------
Healthcare                            9%
----------------------------------------

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

VIRGINIA

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed... 39%
AA........... 23%
A............ 18%
BBB.......... 13%
NR...........  6%
Other........  1%

As a percentage of total bond holdings as of May 31, 2000. Holdings are subject to change.

* The Lehman Brothers Municipal Bond index is comprised of a broad range of investment-grade national municipal bonds and does not reflect any initial or ongoing expenses.

** The Lipper Peer Group returns represent the average annualized total return of the 37 funds in the Lipper Virginia Municipal Debt Funds category for the one-year period ended May 31, 2000. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

*** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state income tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

**** Taxable equivalent yield is the yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.


                                                           ANNUAL REPORT page 11

Nuveen's research capabilities also helped us identify and purchase lower-rated bonds issued by the Virgin Islands Public Finance Authority with an attractive yield.

"Our active management discipline allowed us to capitalize on last year's dramatic rise in interest rates to improve the fund's tax efficiency."

Q Sounds like you looked at several lower-rated (but still investment-grade) and unique issuances, as well as outside Virginia for opportunities to try to improve the yield and total return potential and call protection for the portfolio. What other strategies did you and your team employ during the period?

PAUL Our active management discipline allowed us to capitalize on last year's dramatic rise in interest rates to improve the fund's tax efficiency.
     As rates rose, prices on some of the fund's holdings fell below their respective purchase prices. (Bond prices and interest rates move in opposite directions.) When we sold several of those holdings, tax losses were realized. These tax losses can be used to offset future realized gains for up to eight years, enabling us to offer our shareholders more tax efficient returns on investment.
     An additional benefit of these transactions is that we can use the proceeds from the sale of bonds to finance purchases of new bonds with potentially higher income streams.


Q What is your outlook for the Virginia market and the fund?

PAUL We expect Virginia to continue to benefit from increased Federal spending. Also, in the near-term, we expect high-tech manufacturing and defense-related industries to experience strong employment growth.
     As for the fund, we plan to continue on the road we're on. I don't anticipate moving any longer on duration, but we will continue to look for those promising offerings that may be unrated or carry lower, investment-grade ratings.


ANNUAL REPORT page 12

NUVEEN FLAGSHIP VIRGINIA MUNICIPAL BOND FUND

Fund Spotlight as of May 31, 2000

Quick Facts

                                A Shares    B Shares     C Shares     R Shares

NAV                              $ 10.10     $ 10.10      $ 10.10      $ 10.10
-------------------------------------------------------------------------------
Latest Monthly Dividend*         $0.0440     $0.0380      $0.0395      $0.0460
-------------------------------------------------------------------------------
Fund Symbol                        FVATX         N/A          N/A        NMVAX
-------------------------------------------------------------------------------
CUSIP                          67065L690   67065L682    67065L674    67065L666
-------------------------------------------------------------------------------
Inception Date                      3/86        2/97         10/93        2/97
-------------------------------------------------------------------------------
*Paid June 1, 2000

Total Returns as of 5/31/00 (Annualized)*

                    A Shares          B Shares       C Shares  R Shares
                  NAV    Offer    w/o CDSC  w/CDSC     NAV       NAV

1-Year          -2.72%   -6.81%    -3.44%   -7.13%    -3.16%    -2.49%
-------------------------------------------------------------------------------
1-Year TER*     -0.08%   -4.28%    -1.19%   -4.89%    -0.80%     0.28%
-------------------------------------------------------------------------------
5-Year           4.47%    3.58%     3.77%    3.61%     3.90%     4.62%
-------------------------------------------------------------------------------
5-Year TER*      7.32%    6.41%     6.25%    6.10%     6.45%     7.56%
-------------------------------------------------------------------------------
10-Year          6.40%    5.94%     5.91%    5.91%     5.82%     6.48%
-------------------------------------------------------------------------------
10-Year TER*     9.50%    9.03%     8.75%    8.75%     8.61%     9.62%
-------------------------------------------------------------------------------
* Taxable Equivalent Return (based on a combined federal and state income tax rate of 35%).

Total Returns as of 3/31/00 (Annualized)+

                     A Shares          B Shares        C Shares  R Shares
                  NAV     Offer    w/o CDS   w/CDSC      NAV       NAV

1-Year          -1.85%   -5.93%    -2.49%   -6.23%    -2.29%    -1.53%
-------------------------------------------------------------------------------
5-Year           5.38%    4.48%     4.68%    4.51%     4.81%     5.53%
-------------------------------------------------------------------------------
10-Year          6.69%    6.24%     6.20%    6.20%     6.11%     6.77%
-------------------------------------------------------------------------------
+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

Tax-Free Yields as of 5/31/00

                                 A Shares      B Shares    C Shares    R Shares
                               NAV     Offer   w/o CDSC       NAV        NAV

Distribution Rate*            5.23%    5.01%    4.51%        4.69%      5.47%
-------------------------------------------------------------------------------
SEC 30-Day Yield              4.73%    4.53%    3.98%        4.18%      4.92%
-------------------------------------------------------------------------------
Taxable Equivalent Yield      7.28%    6.97%    6.12%        6.43%      7.57%
-------------------------------------------------------------------------------
* The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a fund may be paying out more or less than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Index Comparison/[_]/

                         [MOUNTAIN CHART APPEARS HERE]

                 Nuveen Flagship        Nuveen Flagship       Lehman Brothers
               Virginia Municipal     Virginia Municipal         Municipal
                Bond Fund (Offer)       Bond Fund (NAV)         Bond Index
5/1990              $ 9,550                $10,000                $10,000
5/1991               10,509                 10,970                 11,008
5/1992               11,493                 11,997                 12,089
5/1993               12,915                 13,481                 13,536
5/1994               13,253                 13,834                 13,870
5/1995               14,312                 14,939                 15,133
5/1996               14,889                 15,541                 15,825
5/1997               16,112                 16,819                 17,137
5/1998               17,611                 18,383                 18,746
5/1999               18,307                 19,110                 19,622
5/2000               17,806                 18,586                 19,453


-    Nuveen Flagship Virginia Municipal Bond Fund (Offer) $17,806
--   Nuveen Flagship Virginia Municipal Bond Fund (NAV) $18,586
---  Lehman Brothers Municipal Bond Index $19,453


/[_]/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Portfolio Statistics

Total Net Assets                   $200.9 million
-------------------------------------------------
Average Effective Maturity            18.86 years
-------------------------------------------------
Average Duration                             8.30
-------------------------------------------------

Terms To Know

The following are a few terms used throughout this report.

Distribution Rate Most recent dividend per share (annualized) divided by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Unit Trusts, or the maximum public offering price).

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rate The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of short-term interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio. This figure is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share on the last day of the period.

Taxable Equivalent Yield The yield an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

Taxable Equivalent Total Return The total return an investor would have to realize on a fully taxable investment to equal the stated total return on a tax-exempt investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

                                                          ANNUAL REPORT  page 13

               Portfolio of Investments

               Nuveen Maryland Municipal Bond Fund
               May 31, 2000

   Principal                                                                           Optional Call                        Market
Amount (000)    Description                                                              Provisions*    Ratings**            Value
----------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 2.2%
   $   1,500    Mayor and City Council of Baltimore (Maryland), Port Facilities          4/02 at 103          AA-     $  1,562,760
                  Revenue Bonds (Consolidation Coal Sales Company Project),
                  Series 1984B, 6.500%, 10/01/11
----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 10.5%

       1,000    Maryland Economic Development Corporation, Student Housing Revenue       6/09 at 102         Baa3          933,010
                  Bonds (Collegiate Housing Foundation - Salisbury Project),
                  Series 1999A, 6.000%, 6/01/19

       1,250    Maryland Economic Development Corporation, Student Housing Revenue       6/09 at 102         Baa3        1,126,525
                  Bonds (Collegiate Housing Foundation - University Courtyard
                  Project), Series 1999A, 5.750%, 6/01/19

       1,500    Maryland Health and Higher Educational Facilities Authority, Revenue    10/09 at 101            A        1,240,545
                  Bonds, Loyola College Issue, Series 1999, 5.000%, 10/01/39

                Maryland Health and Higher Educational Facilities Authority,
                Educational Facilities Mortgage Revenue Bonds, Green Acres
                School Issue, Series 1998:
         665    5.300%, 7/01/18                                                          7/06 at 102         BBB-          564,618
       1,425    5.300%, 7/01/28                                                          7/06 at 102         BBB-        1,152,155

       1,000    Maryland Health and Higher Educational Facilities Authority,             7/08 at 102           AA          903,680
                  Refunding Revenue Bonds, The Johns Hopkins University Issue,
                  Series 1998, 5.125%, 7/01/20

       1,500    Morgan State University, Maryland, Academic Fees and Auxiliary          No Opt. Call          AAA        1,557,420
                  Facilities Fees, Revenue Refunding Bonds, 1993 Series, 6.100%,
                  7/01/20
----------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 18.1%

       2,165    City of Gaithersburg, Maryland, Nursing Home Revenue Refunding          No Opt. Call          AAA        2,346,838
                  Bonds (Shady Grove Adventist Nursing and Rehabilitation Center
                  Project), Series 1992A, 6.500%, 9/01/12

       1,760    Maryland Economic Development Corporation (Health and Mental Hygiene     4/11 at 102          N/R        1,567,562
                  Providers Facilities Acquisition Program), Revenue Bonds, Series
                  1996A, 7.625%, 4/01/21

       2,000    Maryland Health and Higher Educational Facilities Authority, Kaiser      6/09 at 101            A        1,780,340
                  Permanente Revenue Bonds, 1998 Series A, 5.375%, 7/01/15

         750    Maryland Health and Higher Educational Facilities Authority, Revenue     7/10 at 101         Baa1          737,618
                  Bonds, University of Maryland Medical System Issue, Series 2000,
                  6.750%, 7/01/30

       1,000    Maryland Health and Higher Educational Facilities Authority, Refunding   7/03 at 102          AAA          931,210
                  Revenue Bonds, Francis Scott Key Medical Center Issue, Series 1993,
                  5.000%, 7/01/13

       1,000    Maryland Health and Higher Educational Facilities Authority, Project     7/03 at 102         Baa1          859,000
                  and Refunding Revenue Bonds, Doctors Community Hospital Issue,
                  Series 1993, 5.750%, 7/01/13

       2,000    Maryland Health and Higher Educational Facilities Authority, Revenue     1/08 at 101          Aaa        1,710,020
                  Bonds, Upper Chesapeake Hospitals Issue, Series 1998A, 5.125%, 1/01/38

                Prince Georges County, Maryland, Project and Refunding Revenue Bonds
                (Dimensions Health Corporation Issue), Series 1994:
         155      4.750%, 7/01/03                                                       No Opt. Call          Baa1         140,720
         295      4.850%, 7/01/04                                                       No Opt. Call          Baa1         261,199
       2,000      5.375%, 7/01/14                                                        7/04 at 102          Baa1       1,570,840

       1,000    Puerto Rico Industrial, Tourist, Educational, Medical and                1/05 at 102           AAA       1,026,750
                  Environmental Control Facilities Financing Authority, Hospital
                  Revenue Bonds, 1995 Series A (Hospital Auxilio Mutuo Obligated
                  Group Project), 6.250%, 7/01/16

____
14

   Principal                                                                                  Optional Call              Market
Amount (000)   Description                                                                      Provisions*  Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 23.3%

$ 1,500        Baltimore County, Maryland, Mortgage Revenue Refunding Bonds (GNMA                10/08 at 102    AAA   $ 1,286,940
                  Collateralized - Cross Creek Apartments Project), Series 1998A,
                  5.250%, 10/20/33

  1,000        Baltimore County, Maryland, Mortgage Revenue Refunding Bonds, Series              12/02 at 102    AAA     1,022,700
                  1992 (GNMA Collateralized - Tindeco Wharf Apartments Project),
                  6.700%, 12/20/28

  1,000        Howard County, Maryland, Mortgage Revenue Refunding Bonds, Series                  7/02 at 102    AAA     1,024,160
                  1992 (Howard Hills Townhouses Project-FHA Insured Mortgage Loan),
                  6.400%, 7/01/24

  2,000        Howard County, Maryland, Multifamily Housing Revenue Refunding Bonds,              7/02 at 104   Baa2     2,103,800
                  Series 1994, (Chase Glen Project), 7.000%, 7/01/24 (Mandatory put
                  7/01/04)

               Community Development Administration, Department of Housing and Community
                  Development, State of Maryland, Multifamily Housing Revenue Bonds
                  (Insured Mortgage Loans), 1992 Series D:

    700           6.700%, 5/15/27                                                                 5/02 at 102     Aa       721,462

    500           6.750%, 5/15/33                                                                 5/02 at 102     Aa       516,025

  1,000        Community Development Administration, Maryland Department of Housing               1/09 at 101    Aa2       852,630
                  and Community Development, Housing Revenue Bonds, 1999 Series A,
                  5.350%, 7/01/32 (Alternative Minimum Tax)

  1,000        Community Development Administration, Maryland Department of Housing               1/10 at 100    Aa2       999,930
                  and Community Development, Housing Revenue Bonds, Series 1999B,
                  6.250%, 7/01/32 (Alternative Minimum Tax)

  1,000        Community Development Administration, Maryland Department of Housing          10/08 at 101 1/2    Aaa       873,300
                  and Community Development, Multifamily Development Revenue Bonds
                  (Auburn Manor Project), Series 1998 A, 5.300%, 10/01/28 (Alternative
                  Minimum Tax)

   1,000       Housing Opportunities Commission of Montgomery County (Montgomery County,          7/05 at 102    Aa2       972,670
                  Maryland), Multifamily Housing Revenue Bonds, 1995 Series A, 6.000%,
                  7/01/20

  3,420        Housing Opportunities Commission of Montgomery County (Montgomery County,          7/08 at 101    Aaa     2,959,907
                  Maryland), Multifamily Housing Development Revenue Bonds, 1998 Series A,
                  5.250%, 7/01/29

  1,550        Prince Georges County Housing Authority (New Keystone Apartments - FHA             1/02 at 102    AAA     1,588,347
                  Insured), 6.800%, 7/01/25

    860        Housing Authority of Prince Georges County (Maryland), Mortgage Revenue           11/00 at 100    AAA       832,411
                  Refunding Bonds, Collateralized Foxglenn Apartments Project), Series
                  1998A, 5.450%, 11/20/14

  1,000        Housing Authority of Prince Georges County (Maryland), Mortgage Revenue Bonds,     9/09 at 102    AAA       960,780
                  Series 1999 (GNMA Collateralized - University Landing at Langley Apartments
                  Project), 6.100%, 3/20/41 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------

               Housing/Single Family - 9.2%

  1,000        Maryland Department of Housing and Community Development, Community                9/09 at 100    Aa2       973,250
                  Development Administration Infrastructure Financing Bonds (MBIA Insured),
                  2000 Series B, 6.150%, 9/01/32 (Alternative Minimum Tax)

  1,500        Community Development Administration, Maryland Department of Housing           3/08 at 101 1/2    Aa2     1,322,025
                  and Community Development, Residential Revenue Bonds, 1998 Series B,
                  5.300%, 9/01/23 (Alternative Minimum Tax)

  1,580        Housing Opportunities Commission of Montgomery County (Montgomery County,          7/04 at 102    Aa2     1,623,892
                  Maryland), Single Family Mortgage Revenue Bonds, 1994 Series A, 6.600%,
                  7/01/14

  2,885        Housing Authority of Prince Georges County (Maryland), FHLMC/FNMA/GNMA             8/07 at 102    AAA     2,644,651
                  Collateralized, Single Family Mortgage Revenue Bonds, Series 1997,
                  5.750%, 8/01/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------

               Long-Term Care - 1.3%

    500        Carroll County, Maryland, Revenue Bonds, EMA Obligated Group Issue (Fairhaven      1/09 at 101     AA       469,800
                  and Copper Ridge), 1999A Refunding, 5.500%, 1/01/19

    500        Carroll County, Maryland, Revenue Bonds, EMA Obligated Group Issue (Fairhaven      1/09 at 101     AA       466,615
                  and Copper Ridge), Refunding Revenue Bonds, Series 1999A, 5.625%, 1/01/25

_____
15

                Portfolio of Investments

                May 31, 2000

   Principal                                                                               Optional Call                   Market
Amount (000)    Description                                                                  Provisions*     Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 1.4%

    $  1,000    Montgomery County, Maryland, Consolidated Public Improvement Bonds,          1/10 at 101       AAA      $   998,250
                  General Obligation Bonds, Series 2000A, 5.750%, 1/01/19
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 13.9%

       1,250    Anne Arundel County, Maryland, Special Obligation Bonds (Arundel Mills       7/09 at 102       N/R        1,221,375
                  Project), Series 1999, 7.100%, 7/01/29

       1,000    Mayor and City Council of Baltimore (Maryland), Certificates of             10/07 at 102       AAA          911,660
                  Participation (Emergency Telecommunications Facilities),
                  Series 1997A, 5.000%, 10/01/17

       2,000    Mayor and City Council of Baltimore (City of Baltimore, Maryland),           9/08 at 102       AAA        1,774,340
                  Convention Center Refunding Revenue Bonds, Series 1998, 5.000%, 9/01/19

       1,110    Maryland Department of Housing and Community Development, Community          6/10 at 101       Aaa        1,088,533
                  Development Administration, Infrastructure Financing Bonds
                  (MBIA Insured), 2000 Series A, 5.875%, 6/01/30

       1,760    Maryland Stadium Authority, Convention Center Expansion Lease Revenue       12/04 at 102       AAA        1,790,483
                  Bonds, Series 1994, 5,875%, 12/15/12

       1,000    Puerto Rico Highway and Transportation Authority, Transportation             7/10 at 101       AAA        1,007,690
                  Revenue Bonds, Series B, 5.750%, 7/01/16 (WI)

       1,250    Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands      10/10 at 101       BBB-       1,249,100
                  Gross Receipts Taxes Loan Note), Series 1999A, 6.500%, 10/01/24

       1,000    Washington Suburban Sanitary District (Montgomery and Prince Georges         6/07 at 100        Aa1         910,670
                  Counties, Maryland), General Construction Bonds of 1997, 5.125%, 6/01/19
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 3.9%

       1,000    Maryland Transportation Authority, Transportation Facilities Projects,       7/02 at 100         A+       1,002,760
                  Revenue Bonds, Series 1992, 5.750%, 7/01/15

       1,000    Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996          6/06 at 102       Baa2         949,650
                  Series A (American Airlines, Inc. Project) 6.250%, 6/01/26
                  (Alternative Minimum Tax)

         900    Washington Metropolitan Area Transit Authority (District of Columbia),       1/04 at 102       AAA          857,331
                  Gross Revenue Transit Refunding Bonds, Series 1993, 5.250%, 7/01/14
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 5.5%

         600    City of Baltimore, Maryland (Mayor and City Council of Baltimore),          10/02 at 100       AAA          620,868
                  General Obligation Consolidated Public Improvement Bonds of 1992-
                  Series A, 6.500%, 10/15/12 (Pre-refunded to 10/15/02)

         700    The Maryland National Capital Park and Planning Commission (Prince           7/02 at 102     AA***          729,057
                  Georges County, Maryland), General Obligation Bonds,
                  Prince Georges County Park Acquisition and Development Bonds, Series
                  L-2, 6.125%, 7/01/10 (Pre-refunded to 7/01/02)

         500    Maryland Health and Higher Educational Facilities Authority, Revenue         7/00 at 102       AAA          510,965
                  Bonds, Sinai Hospital of Baltimore Issue, Series 1990, 7.000%,
                  7/01/19 (Pre-refunded to 7/01/00)

         500    Maryland Health and Higher Educational Facilities Authority, Revenue         7/00 at 102       AAA          510,865
                  Bonds, Francis Scott Key Medical Center Issue, Series 1990, 6.750%,
                  7/01/23 (Pre-refunded to 7/01/00)

       1,005    Maryland Health and Higher Educational Facilities Authority, Doctors         7/00 at 102       AAA        1,028,396
                  Community Hospital Issue, Series 1990, 8.750%, 7/01/00
                  (Pre-refunded to 7/01/00)

         500    Commonwealth of Puerto Rico, Public Improvement Bonds of 1992            7/02 at 101 1/2       AAA          526,395
                  (General Obligation Bonds), 6.600%, 7/01/13 (Pre-refunded to
                  7/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 3.5%

       1,000    Montgomery County, Maryland, Solid Waste System Revenue Bonds (1993          6/03 at 102       AAA        1,004,290
                  Series A), 5.875%, 6/01/13 (Alternative Minimum Tax)

       1,500    Prince Georges County, Maryland, Pollution Control Revenue Refunding         1/03 at 102        A1        1,519,875
                  Bonds (Potomac Electric Project), 1993 Series, 6.375%, 1/15/23

          _____

   Principal                                                                               Optional Call                   Market
Amount (000)    Description                                                                  Provisions*     Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 5.6%

     $ 1,000    City of Baltimore, Maryland (Mayor and City Council of Baltimore),          No Opt. Call       AAA      $   875,140
                  Project and Refunding Revenue Bonds (Water Projects), Series
                  1994-A, 5,000% 7/01/24
       2,000    City of Baltimore, Maryland (Mayor and City Council of Baltimore),          7/08 at 101        AAA        1,717,880
                  Project and Refunding Revenue Bonds (Water Projects), Series
                  1998-A, 5,000% 7/01/28
       1,500    City of Baltimore, Maryland (Mayor and City Council of Baltimore),          7/06 at 101        AAA        1,402,590
                  Project and Refunding Revenue Bonds (Water Projects), Series
                  1996-A, 5,000% 7/01/26
------------------------------------------------------------------------------------------------------------------------------------
     $74,535    Total Investments (cost $73,913,766) - 98.4%                                                             70,396,268
------------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      1,120,314
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $71,516,582
                ====================================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.

          _____

          Portfolio of Investments

          Nuveen Flagship Pennsylvania Municipal Bond Fund
          May 31, 2000

   Principal                                                                         Optional Call                          Market
Amount (000)   Description                                                             Provisions*       Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 2.1%

$ 3,000        Delaware County Industrial Development Authority, Refunding             1/08 at 102             BB-     $  2,582,940
                 Revenue Bonds, Series A 1997 (Resource Recovery Facility),
                 6.200%, 7/01/19
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 21.8%

  3,000        Allegheny County Higher Education Building Authority, College           2/06 at 102            Baa3        2,912,010
                 Revenue Bonds, Series A of 1996 (Robert Morris College),
                 6.250%, 2/15/26

               Allegheny County Higher Education Building Authority, College
               Revenue Refunding Bonds, Series A of 1998 (Robert Morris
               College):
  1,190          5.500%, 5/01/15                                                       No Opt. Call           Baa3        1,103,606
  1,500          6.000%, 5/01/28                                                       No Opt. Call           Baa3        1,417,665

               Chester County Health and Education Facilities Authority,
               College Revenue Bonds, Series of 1998 (Immaculata College):
  1,300          5.600%, 10/15/18                                                      10/08 at 102           BBB-        1,162,278
  2,300          5.625%, 10/15/27                                                      10/08 at 102           BBB-        1,985,130

  4,515        Delaware County Authority, College Revenue Refunding Bonds              10/08 at 100           BBB-        3,665,277
                 (Neumann College), Series 1998A, 5.375%, 10/01/26

               Delaware County Authority, School Revenue Bonds, Series of 1998
               (The Haverford School Project):
  1,000          5.000%, 3/15/19                                                        3/04 at 100             A-           832,470
  2,000          5.125%, 3/15/24                                                        3/04 at 100             A-         1,647,160

               New Wilmington Municipal Authority (Lawrence County), College
               Revenue Bonds, Series 1998 (Westminster College):
  1,275          5.300%, 3/01/18                                                        3/08 at 100           Baa1         1,086,683
    935          5.350%, 3/01/28                                                        3/08 at 100           Baa1           765,896

    750        Northeastern Pennsylvania Hospital and Education Authority, College      2/05 at 100            AAA           795,150
                 Revenue, Guaranteed, Luzerne County Community College,
                 6.625%, 8/15/15

               Pennsylvania Higher Educational Facilities Authority, Geneva College
               Revenue Bonds, Series of 1998:
  4,150          5.375%, 4/01/15                                                        4/08 at 102            BBB         3,685,906
  1,800          5.375%, 4/01/23                                                        4/08 at 102           BBB-         1,500,012

  3,000        Pennsylvania Higher Educational Facilities Authority, Drexel             5/09 at 100             A-         2,878,800
               University Revenue Bonds, Series 1999, 6.000%, 5/01/29

  1,250        Pennsylvania Higher Educational Facilities Authority, Thomas  7/09               100            AAA         1,099,338
                 at Jefferson University Revenue Bonds, Series 1999, 5.000%,
                 7/01/19

    600        The General Municipal Authority of the City of Wilkes-Barre,            12/00 at 100            N/R           646,362
                 College Misericordia Revenue Bonds, Refunding Series A of
                 1992, 7.750%, 12/01/12
------------------------------------------------------------------------------------------------------------------------------------
               Energy - 2.9%

  3,500        Pennsylvania Economic Development Financing Authority ((Sun Company,    12/04 at 102            BBB         3,632,160
                 Inc. (R&M) Project)), Series 1994A, 7.600%, 12/01/24
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 12.4%

  1,525        Allegheny County Hospital Development Authority, Hospital Revenue       No Opt. Call            N/R         1,354,658
                 Bonds, Series Q (Allegheny Valley Hospital, Sublessee),
                 7.000%, 8/01/15

               Columbia County Hospital Authority, Health Care Revenue Bonds
               (The Bloomsburg Hospital Obligated Group Project), Series of
               1999:
  3,735          5.850%, 6/01/24                                                        6/09 at 100           BBB-         2,982,285
  1,000          5.900%, 6/01/29                                                        6/09 at 100           BBB-           784,300

  1,585        The City of Jeannette Health Services Authority, Hospital Revenue       11/06 at 102           BBB+         1,377,270
                 Bonds (Jeannette District Memorial Hospital), Series A of 1996,
                 6.000%, 11/01/18

_____
18

   Principal                                                                                   Optional                   Market
Amount (000)         Description                                                            Provisions*    Ratings**       Value
--------------------------------------------------------------------------------------------------------------------------------
                     Healthcare (continued)

$  2,000             Monroeville Hospital Authority, Hospital Revenue Refunding, Forbes      10/05 at 102    N/R     $ 1,700,000
                       Health System, 6.250%, 10/01/15

   1,985             Philadelphia Pennsylvania Hospitals and Higher Education Facilities     11/02 at 102    BBB       1,731,297
                       Authority, Hospital Revenue Refunding, Chestnut Hill Hospital,
                       6.500%, 11/15/22

   2,500             Philadelphia Hospitals and Higher Education Facilities Authority,        7/07 at 102    BBB+      2,086,875
                       Hospital Revenue Refunding, Jeanes Hospital Project, 5.875%,
                       7/01/17

                     City of Pottsville Hospital Authority, Hospital Revenue Bonds (The
                       Pottsville Hospital and Warne Clinic), Series of 1998:
   1,265               5.250%, 7/01/10                                                       No Opt. Call    BBB       1,088,001
   2,250               5.625%, 7/01/24                                                        7/08 at 100    BBB       1,765,215

     230             Health Care Facilities Authority of Sayre, Series 1991A Revenue          3/01 at 102    AAA         237,818
                       Bonds, Guthrie Healthcare System 7.100% 3/01/17

     350             Washington County Hospital Authority, Hospital Revenue Bonds,            4/02 at 102     A2         360,707
                       Series 1992 (Monongahela Valley Hospital, Inc. Project),
                       6,750%, 12/01/08
------------------------------------------------------------------------------------------------------------------------------------
                     Housing/Multifamily - 1.5%

     500             Redevelopment Authority of the County of Bucks, Mortgage Revenue         2/02 at 100    AAA         506,310
                       Refunding Bonds (Warminister Heights Section 8 Assisted -
                       FHA-Insured Project), 1992 Series A, 6.875%, 8/01/23

   1,525             Redevelopment Authority of the City of Philadelphia, Multifamily         2/08 at 100    Aa2         360,707
                       Housing Refunding Revenue Bonds, Series 1998 (FHA-Insured
                       Mortgage Loan - Woodstock Mutual Homes, Inc. Project),
                       5.450%, 2/01/23
------------------------------------------------------------------------------------------------------------------------------------
                     Housing/Single Family - 12.0%

   1,450             Allegheny County Residential Finance Authority, Single Family           No Opt. Call    Aaa         199,317
                       Mortgage Revenue Bonds, 1994 Series Y, 0.000%, 5/01/27
                       (Alternative Minimum Tax)

      15             Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue      4/01 at 102    AA+          15,242
                       Bonds, Series 30, 7.300%, 10/01/17

     520             Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue     10/01 at 102    AA+         536,500
                       Bonds, Series 1991-32, 7.150%, 4/01/15

   2,500             Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue      4/06 at 102    AA+       2,549,800
                       Bonds, Series 1996-50A, 6.000%, 10/01/13

   2,000             Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue      4/06 at 102    AA+       2,002,820
                       Bonds, Series 1996-51, 6.375%, 4/01/28 (Alternative Minimum Tax)

   3,000             Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue     10/07 at 101    AA+       2,689,770
                       Bonds, Series 1997-61A, 5.500%, 4/01/29 (Alternative Minimum Tax)

   2,600             Urban Redevelopment Authority of Pittsburgh, Home Improvement Loan       8/05 at 102      A       2,570,802
                       Bonds, 1995 Series A, 6.375%, 8/01/18 (Alternative Minimum Tax)

     995             Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds,     4/06 at 102    AAA         996,721
                       Series D, 6.250%, 10/01/17

     765             Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds,     4/07 at 102    AAA         764,916
                       1997 Series A, 6.200%, 10/01/21 (Alternative Minimum Tax)

   1,715             Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds,     4/09 at 100    AAA       1,590,577
                       1999 Series C, 5.600%, 4/01/20 (Alternative Minimum Tax)

   1,055             Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue Bonds,     4/04 at 102    AAA       1,075,003
                       1994 Series A, 6.625%, 4/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                     Long-Term Care - 7.4%

   2,895             Allegheny County Residential Finance Authority, Mortgage Revenue        10/05 at 100    AAA       2,939,844
                       Bonds (FHA-Insured Mortgage - Ladies Grand Army of the Republic
                       Health Facility Project), 1995 Series G, 6.350%, 10/01/36

   2,000             Armstrong County Hospital Authority, Health Center Revenue Refunding    12/01 at 100    AAA       2,046,060
                       Bonds, Series 1991 (Canterbury Place Project), 6.500%, 12/01/21

_________
19

         Portfolio of Investments

         May 31, 2000

   Principal                                                                              Optional Call                  Market
Amount (000)   Description                                                                  Provisions*    Ratings**      Value
----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care (continued)

     $ 1,000   Butler County Industrial Development Authority, Health Center Revenue       6/03 at 102          A      $  924,680
                 Refunding Bonds, Series 1993, Pittsburgh Lifetime Care Community
                 (Sherwood Oaks Project), 5.750%, 6/01/16

               Chester County Health and Educational Facilities Authority, Mortgage
                 Revenue Refunding Bonds (Tel Hai Obligated Group Project), Series
                 of 1998:

       1,000     5.400%, 6/01/18                                                          12/08 at 100        BBB         799,850
       1,100     5.500%, 6/01/25                                                          12/08 at 100        BBB         849,673

       2,000   Montgomery County Higher Education and Health Authority, Mortgage           1/06 at 101        BBB       1,728,280
                 Revenue Bonds, Series 1996 (Waverly Heights Project), 6.375%, 1/01/26
----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 7.4%

               Chichester School District, Delaware County, General Obligation Bonds,
                 Series of 1999:

       3,125     0.000%, 3/01/26                                                          No Opt. Call        AAA         622,344
       3,125     0.000%, 3/01/27                                                          No Opt. Call        AAA         583,781
       3,125     0.000%, 3/01/28                                                          No Opt. Call        AAA         547,406
       3,125     0.000%, 3/01/29                                                          No Opt. Call        AAA         513,375

               Girard School District (Erie County), General Obligation Bonds,
                 Series of 1999B:

       1,645     0.000%, 11/15/26                                                         No Opt. Call        AAA         314,721
       1,645     0.000%, 11/15/28                                                         No Opt. Call        AAA         273,928

       2,000   Mckeesport Area School District (Allegheny County), General                10/06 at 100        AAA       2,081,400
                 Obligation Bonds, Series of 1996A, 6.000%, 10/01/25

       4,875   Mckeesport Area School District (Allegheny County), General                No Opt. Call        AAA       1,077,619
                 Obligation Bonds, Series of 1997D, 0.000%, 10/01/24

       2,195   Montour School District (Allegheny County), General Obligation Bonds,      No Opt. Call        AAA         974,273
                 Series B of 1993, 0.000%, 1/01/14

         520   City of Philadelphia, Pennsylvania, General Obligation Bonds, Series        3/09 at 101        AAA         438,537
                 1998, 5.000%, 3/15/28

       2,000   Township of Tredyffrin, Chester County, General Obligation Bonds,          11/06 at 100        Aa1       1,814,660
                 Series of 1996, 5.250%, 11/15/21
----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 3.3%

       1,390   Pennsylvania Intergovernmental Cooperative Authority (City of              No Opt. Call        AAA       1,504,411
                 Philadelphia Funding Program), Series of 1994, 7.000%, 6/15/05

       3,000   Public Auditorium Authority of Pittsburgh and Allegheny County, Hotel       8/09 at 101        AAA       2,554,200
                 Room Excise Tax Revenue Bonds, Series of 1999, 5.125%, 2/01/35
----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 6.6%

          50   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series O of      12/02 at 102        AAA          47,967
                 1992, 5.500%, 12/01/17

       3,500   Philadelphia, Pennsylvania, Airport Revenue Bonds, Philadelphia             6/07 at 102        AAA       3,105,305
                 Airport System, Series 1997B, 5.400%, 6/15/27 (Alternative Minimum
                 Tax)

       2,530   The Philadelphia Parking Authority, Parking Revenue Bonds, Series of        2/09 at 101        AAA       2,146,098
                 1999, 5.000%, 2/01/27

       3,000   Public Parking Authority of Pittsburgh, Parking System Revenue Bonds,       6/10 at 100        AAA       2,982,870
                 Series 2000, 6.000%, 12/01/24
----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 11.1%

         200   Allegheny County Hospital Development Authority, Hospital Revenue          10/01 at 100    BBB+***         205,462
                 Bonds, Series 1991A (St. Margaret Memorial Hospital), 7.125, 10/01/21
                 (Pre-refunded to 10/01/01)

         200   Butler County Hospital Authority, Hospital Revenue Bonds, Series            6/01 at 102        AAA         208,304
                 1991A (North Hills Passavant Hospital), 7.000%, 6/01/22 (Pre-
                 refunded to 6/01/01)

       2,850   Deer Lakes School District (Allegheny County), General Obligation           1/04 at 100        AAA       2,966,651
                 Bonds, Series of 1995, 6.350%, 1/15/14 (Pre-refunded to 1/15/04)

       1,320   Delaware County Authority, Health Facilities Revenue Bonds, Series of      12/06 at 102        Aaa       1,303,566
                 1996 (Mercy Health Corporation of Southeastern Pennsylvania Obligated
                 Group), 6.000%, 12/15/26

______
20

   Principal                                                                              Optional Call                  Market
Amount (000)   Description                                                                  Provision*     Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

 $   2,000     Pennsylvania Economic Development Financing Authority (MacMillan              12/05 at 102      A***     $  2,240,380
                Bloedel Limited Partnership), 7.600%, 12/01/20 (Alternative
                Minimum Tax) (Pre-refunded to 12/01/05)

     1,500     Pennsylvania Intergovernmental Cooperation Authority, Special Tax              6/05 at 100       AAA        1,623,465
                Revenue Bonds (City of Philadelphia Funding Program), Series of
                1994, 7.000%, 6/15/14 (Pre-refunded to 6/15/05)

       250     Philadelphia Authority for Industrial Development, Revenue Bonds,              5/02 at 102    N/R***          261,695
                Series of 1992 (National Board of Medical Examiners Project),
                6.750%, 5/01/12 (Pre-funded to 5/01/02)

       650     City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds, Twelfth          No Opt. Call       AAA          727,285
                Series B, 7.000%, 5/15/20

       450     City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,                   7/03 at 102    BBB***          472,347
               Fourteenth Series, 6.375%, 7/01/26 (Pre-refunded to 7/01/03)

     2,000     Philadelphia Hospitals and Higher Education Facilities Authority,             No Opt. Call   BBB+***        2,084,420
                Hospital Revenue Refunding, Pennsylvania Hospital, 6.250%, 7/01/06

       500     St. Mary Hospital Authority, Hospital Revenue Bonds, Series 1992A              7/02 at 102       AAA          523,915
                (Franciscan Health System/St. Mary Hospital of Langhorne, Inc.),
                6.500%, 7/01/12 (Pre-refunded to 7/01/02)

       935     The Municipal Authority of the Borough of West View (Allegheny                No Opt. Call       AAA        1,203,055
                County), Special Obligation Bond Series of 1985A, 9.500%, 11/15/14
------------------------------------------------------------------------------------------------------------------------------------
               Utilities - 5.5%

       765     Greater Lebanon Refuse Authority, Lebanon County, Solid Waste Revenue         11/02 at 100        A-          778,189
                Bonds, Series of 1992, 7.000%, 11/15/04

     1,500     Lawrence County Industrial Development Authority, Pollution Control            9/01 at 102      Baa2        1,540,380
                Revenue Refunding, Pennsylvania Power Company -- New Castle Project,
                Series A, 7.150%, 3/01/17

       550     Lehigh County Industrial Development Authority, Pollution Control              8/05 at 102       AAA          550,099
                Revenue Refunding Bonds, 1995 Series A (Pennsylvania Power and
                Light Company Project), 6.150%, 8/10/29

     1,000     Northampton County Industrial Development Authority, Pollution                 7/05 at 102       AAA        1,004,780
                Control Revenue Refunding Bonds, 1995 Series A (Metropolitan
                Edison Company Project), 6.100%, 7/15/21

               City of Philadelphia, Gas Works Revenue Bonds, Fourteenth Series:
     2,000      6.375%, 7/01/14                                                               7/03 at 102       AAA        2,077,920
       950      6.375%, 7/01/26                                                               7/03 at 102       BBB          936,870
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 4.2%

     2,000     Allegheny County Sanitary Authority, Sewer Revenue Bonds, Series of           12/07 at 102       AAA        1,829,860
                1997, 5.375%, 12/01/24

       950     Luzerne County Industrial Development Authority, Exempt Facilities            12/02 at 102         A          996,910
                Revenue Bonds, 1992 Series B (Pennsylvania Gas and Water Company
                Project), 7.125%, 12/01/22 (Alternative Minimum Tax)

     1,500     Luzerne County Industrial Development Authority, Exempt Facilities            12/04 at 102       AAA        1,603,140
                Revenue Refunding Bonds, 1994 Series A (Pennsylvania Gas and
                 Water Company Project), 7.000%, 12/01/17 (Alternative Minimum Tax)

       795     South Wayne County Water and Sewer Authority, Pennsylvania, Sewer              4/02 at 102       N/R          828,570
                Revenue Bonds, 8.200%, 4/15/13 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
 $ 149,830     Total Investments (cost $128,867,146) - 98.2%                                                             122,585,044
===============---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.8%                                                                        2,248,845
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $124,833,889
               =====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

____
21

                      Portfolio of Investments

                      Nuveen Flagship Virginia Municipal Bond Fund
                      May 31, 2000

   Principal                                                                     Optional Call                           Market
Amount (000)       Description                                                    Provisions*       Ratings**             Value
--------------------------------------------------------------------------------------------------------------------------------
                   Basic Materials - 6.1%

   $   2,500       Industrial Development Authority of the County of Bedford,     2/08 at 102            Baa2     $    2,112,500
                     Industrial Development Refunding Revenue Bonds (Nekoosa
                     Packaging Corporation), Series 1998, 5.600%, 12/01/25
                     (Alternative Minimum Tax)

       2,000       Industrial Development Authority of the County of Bedford,    12/09 at 101            Baa2          1,865,980
                     Industrial Development Refunding Revenue Bonds (Nekoosa
                     Packaging Corporation), Series 1999, 6.300%, 12/01/25
                     (Alternative Minimum Tax)

       2,000       Industrial Development Authority of Covington, Alleghany       9/04 at 102              A3          2,061,540
                     County, Pollution Control Facilities Refunding Revenue
                     Bonds (Westvaco Corporation Project), Series 1994,
                     6.650%, 9/01/18

       3,545       Industrial Development Authority of the Isle of Wight          4/04 at 102              A3          3,489,982
                     County, Solid Waste Disposal Facilities Revenue Bonds
                     (Union Camp Corporation Project), Series 1994, 6.550%,
                     4/01/24 (Alternative Minimum Tax)

       3,000       Industrial Development Authority of the Isle of Wight          5/07 at 102            BBB+          2,787,270
                     County, Solid Waste Disposal Facilities Revenue Bonds
                     (Union Camp Corporation Project), Series 1997, 6.100%,
                     5/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   Capital Goods - 1.8%

       2,250       Industrial Development Authority of the County of Charles     No Opt. Call             BBB          1,906,313
                     City, Solid Waste Disposal Facility Revenue Refunding
                     Bonds (USA Waste of Virginia, Inc. Project), Series
                     1999, 4.875%, 2/01/09 (Alternative Minimum Tax)

       2,000       Industrial Development Authority of the County of Henrico,    No Opt. Call             BB-          1,639,480
                     Solid Waste Disposal Revenue Bonds, Series 1996A
                     (Browning - Ferris Industries of South Atlantic, Inc.
                     Project), 5.450%, 1/01/14 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 0.2%

         500    Industrial Development Authority of the County of James City,     4/07 at 101              A+            485,185
                  Sewage and Solid Waste Disposal Facilities Revenue Bonds,
                  Series 1997 (Anheuser Busch Project), 6.000%, 4/01/32
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 11.3%

       2,000    Industrial Development Authority of the City of Alexandria,       1/09 at 101              A1          1,951,220
                  Educational Facilities Revenue Bonds (Episcopal High School),
                  Series 1999, 5.875%, 1/01/29

                Industrial Development Authority of Danville, Student Housing
                Revenue Bonds (Collegiate Housing Foundation - Averett
                College Project), Series 1999A:
         680      6.875%, 6/01/20                                                 6/09 at 102             N/R             649,298
       1,910      7.000%, 6/01/30                                                 6/09 at 102             N/R           1,816,677

         500    Medical College of Hampton Roads, General Revenue Refunding      11/01 at 102              A-             520,605
                  Bonds, Series 1991A, 6.875%, 11/15/16

                Industrial Development Authority of Loudoun County,
                University Facilities Revenue Refunding Bonds (The George
                Washington University), Series of 1992:
         500      6.250%, 5/15/12                                                 5/02 at 102              A1             511,460
       2,225      6.250%, 5/15/22                                                 5/02 at 102              A1           2,223,598

       1,000    City of Portsmouth, Virginia, Golf Course System Revenue          5/07 at 102              AA             836,510
                  Bonds, Series 1998, 5.000%, 5/01/23

       2,000    Prince William County Park Authority, Park Facilities Revenue    10/09 at 101              A3           1,917,400
                  Refunding and Improvement Bonds, Series 1999, 6.000%,
                  10/15/28

       1,250    Industrial Development Authority of Rockingham County,           10/03 at 102            Baa3           1,163,300
                  Educational Facilities Revenue Bonds (Bridgewater
                  College), Series 1993, 6.000%, 10/01/23

                   _______

   Principal                                                                         Optional Call                       Market
Amount (000) Description                                                              Provisions*       Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

             Staunton Industrial Development Authority, Educational Facilities
             Revenue Bonds (Mary Baldwin College):
 $    350      5.900%, 11/01/03                                                         No Opt. Call        N/R      $    346,906
      370      6.000%, 11/01/04                                                         No Opt. Call        N/R           366,385

      750    Virginia College Building Authority, Educational Facilities Revenue         1/02 at 102        AAA           780,270
               Refunding (Washington and Lee University Project), 6.400%, 1/01/12

      800    Virginia College Building Authority, Educational Facilities Revenue Bonds   5/02 at 102          A           838,472
               (Randolph-Macon College Project), Series of 1992, 6.625%, 5/01/13

    2,000    Virginia College Building Authority, Educational Facilities Revenue        10/02 at 102       BBB+         2,049,200
               Refunding Bonds (Roanoke College Project), 6.625%, 10/15/12

    3,250    Virginia College Building Authority, Educational Facilities Revenue         4/03 at 102         A+         3,226,763
               Refunding Bonds (Hampton University Project), Series of 1993,
               5.750%, 4/01/14

    2,000    Virginia College Building Authority, Educational Facilities Revenue        No Opt. Call        AAA         1,802,460
               Bonds (The Washington and Lee University Project), Series 1998,
               5.250%, 1/01/31

      420    Virginia College Building Authority, Educational Facilities Revenue         1/04 at 102         AA           421,268
               Bonds (The Washington and Lee University Project), Series 1994,
               5.750%, 1/01/14

    1,250    Virginia College Building Authority, Educational Facilities Revenue and     7/08 at 101         AA         1,057,775
               Refunding Bonds (Marymount University Project), Series 1998,
               5.125%, 7/01/28

             Industrial Development Authority of the City of Winchester, Educational
               Facilities First Mortgage Revenue Bonds (Shenandoah University
               Project), Series 1994:
      180      6.700%, 10/01/14                                                         10/04 at 102         AA           188,030
       95      6.750%, 10/01/19                                                         10/04 at 102         AA            99,917

------------------------------------------------------------------------------------------------------------------------------------
               Healthcare - 9.1%

    1,125    Industrial Development Authority of Albemarle County, Health Services      10/02 at 102        N/R         1,177,493
               Revenue Bonds (The University of Virginia Health Services Foundation),
               Series 1992, 6.500%, 10/01/22

    2,060    Industrial Development Authority of Albemarle County, Hospital Refunding   10/03 at 102         A2         2,059,815
               Revenue Bonds (Martha Jefferson Hospital), Series 1993, 5.875%,
               10/01/13

    2,000    Industrial Development Authority of the City of Fredericksburg, Hospital    6/07 at 102        AAA         1,767,440
               Facilities Revenue Refunding Bonds (MediCorp Health System Obligated
               Group), Series 1996, 5.250%, 6/15/23

    1,110    Industrial Development Authority of the County of Giles, Exempt Facility   12/05 at 102        BBB           972,305
               Revenue Bonds, Hoechst Celanese Project, Series 1995, 5.950%,
               12/01/25 (Alternative Minimum Tax)

      500    Industrial Development Authority of the City of Hampton, Hospital Revenue  11/04 at 102        Aa2           519,990
               and Refunding Bonds (Sentara Hampton General Hospital), Series 1994A,
               6.500%, 11/01/12

    3,250    Industrial Development Authority of the County of Hanover, Hospital        No Opt. Call        AAA         3,434,698
               Revenue Bonds, Series 1995 (Memorial Regional Medical Center Project
               at Hanover Medical Park) (Guaranteed by Bon Secours Health System
               Obligated Group), 6.375%, 8/15/18

    2,000    Industrial Development Authority of the County of Hanover, Hospital         8/05 at 102        AAA         1,837,920
               Revenue Bonds, Series 1995 (Bon Secours Health System Projects)
               (Guaranteed by Bon Secours Health System Obligated Group),
               Revenue Bonds, 5.500%, 8/15/25

    1,250    Industrial Development Authority of Henry County, Hospital Revenue Bonds    1/07 at 101         A+         1,201,062
               (Memorial Hospital of Martinsville and Henry County), Series 1997,
               6.000%, 1/01/27

             Industrial Development Authority of the City of Lynchburg, Healthcare
             Facilities Revenue and Refunding Bonds (Centra Health), Series 1998:
    1,000      5.200%, 1/01/23                                                           1/08 at 101         A+           840,780
    3,000      5.200%, 1/01/28                                                           1/08 at 101         A+         2,476,800

    1,900    Medical College of Virginia Hospitals Authority, General Revenue Bonds,     7/08 at 102        AAA         1,639,472
               Series 1998, 5.125%, 7/01/23

      400    Richmond Industrial Development Authority, Medical Facility Revenue Bonds,  8/00 at 100        AA-           400,632
               Richmond Metropolitan Blood Service, 7.125%, 2/01/11

     _____
     23

Portfolio of Investments

May 31, 2000

   Principal                                                                           Optional Call                        Market
Amount (000)   Description                                                               Provisions*      Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 6.4%

$    1,000     Industrial Development Authority of Arlington County, Multifamily         5/10 at 100            Aaa     $  980,430
                 Housing Revenue Bonds (Patrick Henry Apartments Project), Series 2000,
                 6.050%, 11/01/32 (Alternative Minimum Tax) (Mandatory put 11/01/20)

     1,200     Fairfax County Redevelopment and Housing Authority, FHA-Insured           9/06 at 102            AAA      1,172,244
                 Mortgage for the Elderly, Revenue Refunding Bonds, Series 1996 (Little
                 River Glen), 6.100%, 9/01/26

     3,665     Economic Development Authority of Henrico County, Beth Sholom Assisted    7/09 at 102            AAA      3,513,232
                 Living Revenue Bonds, GNMA Mortgage-Backed Securities Financing,
                 Series 1999A, 6.000%, 7/20/39

     1,000     Lynchburg Redevelopment and Housing Authority, Vistas Revenue Bonds -     4/10 at 102            AAA        975,440
                 GNMA Mortgage- Backed Securities Financing, Series 2000A, 6.200%,
                 1/20/40 (Alternative Minimum Tax)

     2,000     Newport News Redevelopment and Housing Authority, Mortgage Revenue        1/02 at 102            AAA      2,023,460
                 Refunding, West Apartments, Series A, 6.550%, 7/01/24

       480     Suffolk Redevelopment and Housing Authority, Multifamily Housing          7/02 at 104           Baa2        500,467
                 Revenue Refunding Bonds, Series 1994 (Chase Heritage at Dulles Project),
                 7.000%, 7/01/24 (Mandatory put 7/01/04)

     3,000     City of Virginia Beach Development Authority, Multifamily Housing        10/14 at 102            N/R      2,879,250
                 Revenue Bonds (Residential Rental Hamptons Project), Series 1999,
                 7.500%, 10/01/39

       700     Virginia State Housing Development Authority, Multifamily Housing         5/01 at 102            AA+        720,062
                 Bonds, Series 1991F, 7.000%, 5/01/04
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 7.8%

        80     Puerto Rico Housing Finance Corporation, Single Family Mortgage Revenue   9/00 at 102            AAA         81,882
                 Bonds, Portfolio 1, Series B, 7.650%, 10/15/22

               Virginia State Housing Development Authority, Commonwealth Mortgage
                 Bonds, 1992 Series A:
     3,000       7.100%, 1/01/17                                                         1/02 at 102            AA+      3,078,600
     1,000       7.100%, 1/01/22                                                         1/02 at 102            AA+      1,022,980
     3,170       7.150%, 1/01/33                                                         1/02 at 102            AA+      3,237,711

     1,000     Virginia State Housing Development Authority, Commonwealth Mortgage       7/05 at 102            AA+      1,002,760
                 Bonds, Series C1, 6.300%, 7/01/25 (Alternative Minimum Tax)

     2,000     Virginia State Housing Development Authority, Commonwealth Mortgage       7/05 at 102            AA+      1,977,220
                 Bonds, Series C3, 6.125%, 7/01/22 (Alternative Minimum Tax)

     6,000     Virginia State Housing Development Authority, Commonwealth Mortgage       1/08 at 102            AA+      5,312,460
                 Bonds, 1996 Series G-, Subseries G-1, 5.300%, 1/01/22 (Alternative
                 Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 2.3%

       715     Industrial Development Authority of Albemarle County, Mortgage Revenue    1/01 at 103           N/R         743,335
                 Refunding Bonds, Series 1986A (H.C.M.F.XV-FHA-Insured Project),
                 8.900%, 7/15/26

     1,000     Health Center Commission for the County of Chesterfield, Mortgage        12/06 at 102           AAA         969,180
                 Bonds (GNMA Revenue Collateralized - Lucy Corr Nursing Home Project),
                 Series 1996, 5.875%, 12/01/21

       500     Fairfax County Redevelopment and Housing Authority, Multifamily          12/06 at 103           AAA         482,150
                 Housing Revenue Refunding Bonds (FHA-Insured Mortgage Loan - Paul
                 Spring Retirement Center), Series 1996 A, 6.000%, 12/15/28

       500     Front Royal and Warren County Industrial Development Authority, Revenue   7/00 at 106             A         531,555
                 Bonds (Heritage Hall XIII), Series 1986, 9.450%, 7/15/24

     1,190     Industrial Development Authority of the County of Henrico, Nursing        7/03 at 102           AAA       1,160,631
                 Facility Insured - Mortgage Refunding Revenue Bonds (Cambridge Manor
                 Nursing Home), Series 1993, 5.875%, 7/01/19

     1,000     Northern Virginia Health Center Commission, Nursing Home Mortgage         7/08 at 102           AAA         832,600
                 Revenue Refunding Bonds (Birmingham Green Project), Series 1998,
                 5.000%, 7/01/28
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 4.1%

     1,685     The City of Hampton, Virginia, Public Improvement Bonds of 2000           2/10 at 102            AA       1,701,024
                 (General Obligation Bonds), 6.000%, 2/01/20

     1,500     Commonwealth of Puerto Rico, Public Improvement Bonds of 1997, 5.375%,    7/07 at 100             A       1,365,600
                 7/01/25

     2,575     Commonwealth of Puerto Rico, Public Improvement Bonds of 1994, 6.450%,    7/04 at 102           AAA       2,767,018
                 7/01/17

     2,505     City of Richmond, Virginia, General Obligation Public Improvement Bonds,  7/03 at 102            AA       2,347,786
                 Series 1993B, 5.500%, 7/15/23

_______
24

   Principal                                                                               Optional Call                    Market
Amount (000)  Description                                                                    Provisions*      Ratings**     Value
------------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited - 11.6%

$ 2,000       Industrial Development Authority of Brunswick County, Correctional              7/06 at 102         AAA     $1,921,780
                Facility Lease Revenue Bonds, Series 1996, 5.500%, 7/01/17

    860       Fairfax County Economic Development Authority, Parking Revenue Bonds            9/09 at 102          AA        867,964
                (Vienna II Metrorail Station Project), 1999 First Series, 6.000%,
                9/01/18

  1,000       Greater Richmond Convention Center Authority, Hotel Tax Revenue Bonds           6/10 at 101          A-      1,003,350
                (Convention Center Expansion Project), Series 2000, 6.125%, 6/15/20

  2,000       Hampton Roads Regional Jail Authority, Regional Jail Facility Revenue           7/06 at 102         AAA      1,869,740
                Bonds, Series 1996A, 5.500%, 7/01/24

  2,000       Industrial Development Authority of the County of Henrico, Public               8/05 at 102          AA      2,196,080
                Facility Lease Revenue Bonds (Henrico County Regional Jail Project),
                Series 1994, 7.000%, 8/01/13

    750       Loudoun County, Virginia, Certificates of Participation, Series E,             No Opt. Call         AAA        831,848
                7.200%, 10/01/10

  1,000       Middlesex County Industrial Development Authority, Lease Revenue Bonds,         8/09 at 102         AAA      1,002,240
                School Facilities Project, Series 1999, 6.000%, 8/01/24

    675       Norfolk Redevelopment and Housing Authority, Educational Facility              11/09 at 102         AA+        642,128
                Revenue Bonds (State Board for Community Colleges - Tidewater
                Community College Downtown Campus), Series of 1999, 5.500%, 11/01/19

  1,500       Peninsula Airport Commission, Airport Improvement, 7.300%, 7/15/21              7/01 at 102          AA      1,563,195
                (Alternative Minimum Tax)

              Prince William County Industrial Development Authority, Lease Revenue,
                ATCC Project:
  2,000         6.000%, 2/01/14                                                               2/06 at 102          A2      1,938,240
  1,000         6.000%, 2/01/18                                                               2/06 at 102          A2        943,810

  2,250       Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,        7/16 at 100           A      2,059,043
                Series Y of 1996, 5.500%, 7/01/36

              Puerto Rico Highway and Transportation Authority, Transportation Revenue
                Bonds, Series B:
  1,500         5.750%, 7/01/16 (WI)                                                          7/10 at 101         AAA      1,511,535
  1,000         5.750%, 7/01/19 (WI)                                                          7/10 at 101         AAA        994,790

  2,000       Virgin Islands Public Finance Authority, Revenue Bonds (Virgin Islands         10/10 at 101        BBB-      1,998,560
                Gross Receipts Taxes Loan Note), Series 1999A, 6.500%, 10/01/24

  1,000       Commonwealth Transportation Board, Transportation Revenue Refunding             5/07 at 101         Aa1        902,320
                Bonds, Series 1997C (U.S. Route 58 Corridor Development Program),
                5.125%, 5/15/19

  1,000       Virginia Public School Authority, School Financing Bonds, Series 1994 A,        8/04 at 102         Aa1      1,039,010
                6.200%, 8/01/13
------------------------------------------------------------------------------------------------------------------------------------
              Transportation - 8.5%

  1,000       Capital Region Airport Commission, Richmond (Virginia), International           7/05 at 102         AAA        948,530
                Airport Projects, Airport Revenue Bonds, Series 1995A, 5.625%, 7/01/25

    750       Charlottesville-Albemarle Airport Authority, Airport Revenue Refunding         12/05 at 102         BBB        732,533
                Bonds, Series 1995, 6.125%, 12/01/13 (Alternative Minimum Tax)

  1,250       City of Chesapeake, Virginia, Chesapeake Expressway Toll Road Revenue           7/09 at 101        Baa2      1,160,150
                Bonds, Series 1999A, 5.625%, 7/15/19

              Loudoun County Industrial Development Authority, Air Cargo Facility
              Revenue, Washington Dulles Air Cargo:
  3,000         7.000%, 1/01/09 (Alternative Minimum Tax)                                     1/01 at 102         N/R      3,009,900
    600         6.500%, 1/01/09 (Alternative Minimum Tax)                                     1/06 at 102         N/R        585,924

  1,000       Metropolitan Washington D.C. Airports Authority, Airport System Revenue        10/04 at 102         AAA        963,380
                Bonds, Series 1994A, 5.750%, 10/01/20 (Alternative Minimum Tax)

    900       Metropolitan Washington D.C. Apartments Authority, General Airport             10/07 at 101         AA-        817,092
                Revenue, Series B, 5.500%, 10/01/23 (Alternative Minimum Tax)

              Pocahontas Parkway Association, Route 895 Connector Toll Road
              Revenue Bonds, Senior Current Interest, Series 1998A:
  5,000         0.000%, 8/15/16                                                          8/08 at 64 13/16        BBB-      1,531,750
  5,500         5.500%, 8/15/28                                                               8/08 at 102        BBB-      4,363,590

     ______
     25

               Portfolio of Investments

               May 31, 2000

   Principal                                                                               Optional Call                    Market
Amount (000)       Description                                                               Provisions*      Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
                   Transportation (continued)

   $  2,250        Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996       6/06 at 102           Baa2   $2,136,713
                     Series A (American Airlines, Inc. Project), 6.250%, 6/01/26
                     (Alternative Minimum Tax)

      1,000        Virginia Port Authority, Port Facilities Revenue Bonds, Series 1997,      7/07 at 101            AAA      915,900
                     5.500%, 7/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. Guaranteed - 14.4%

      1,000        Town of Abingdon, Virginia, General Obligation Capital Improvement        8/02 at 102          A2***    1,045,040
                     Bonds, Series 1992, 6.250%, 8/01/12 (Pre-refunded to 8/01/02)

      1,000        Blacksburg-Virginia Polytechnic Institute Sanitation Authority, Sewer    11/02 at 102           A***    1,045,470
                     System Revenue Bonds, Series of 1992, 6.250%, 11/01/12 (Pre-refunded to 11/01/02)

        750        Chesapeake Bay Bridge and Tunnel District, General Resolution Revenue     7/01 at 102            AAA      777,630
                     Bonds, Refunding Series 1991, 6.375%, 7/01/22 (Pre-refunded to
                     7/01/01)

      1,000        Industrial Development Authority of Covington-Alleghany County,           4/02 at 102         N/R***    1,044,430
                     Hospital Facility Revenue Bonds (Alleghany Regional Hospital), Series
                     1992, 6.625%, 4/01/12 (Pre-refunded to 4/01/02)

        730        City of Danville, Virginia, General Improvement Bonds of Fiscal Year      5/02 at 102          A3***      763,456
                     1991-1992, 6.500%, 5/01/12 (Pre-refunded to 5/01/02)

      1,325        Fairfax County Redevelopment and Housing Authority, Revenue Bonds,        6/02 at 102         N/R***    1,414,623
                     1992 Issue A (FCRHA Office Building), 7.500%, 6/15/18 (Pre-refunded to
                     6/15/02)

        150        Fairfax County Water Authority, Water Refunding Revenue Bonds, Series     4/07 at 102            AAA      158,795
                     1992, 6.000%, 4/01/22 (Pre-refunded to 4/01/07)

        995        Henrico County, Virginia, Water and Sewer System Refunding Revenue        5/02 at 100         Aa2***    1,017,994
                     Bonds, Series 1992, 6.250%, 5/01/13 (Pre-refunded to 5/01/02)

        250        Martinsville Industrial Development Authority, Hospital Facility          1/01 at 100          A2***      253,135
                     Revenue, Memorial Hospital Martinsville and Henry, 7.000%, 1/01/11
                     (Pre-refunded to 1/01/01)

      2,000        Peninsula Ports Authority, Health Care Facilities Revenue Refunding       8/06 at 100        BBB+***    2,165,200
                     (Mary Immaculate Project), 7.000%, 8/01/17 (Pre-refunded to 8/01/06)

      2,080        Peninsula Ports Authority of Virginia, Health System Revenue and          7/02 at 102         Aa2***    2,182,877
                     Refunding Bonds (Riverside Health System Project), Series 1992-A,
                     6.625%, 7/01/18 (Pre-refunded to 7/01/02)

      2,250        Industrial Development Authority of the County of Prince William,        10/05 at 102            Aaa    2,466,158
                     Hospital Facility Revenue Bonds (Potomac Hospital Corporation of
                     Prince William), Series 1995, 6.850%, 10/01/25 (Pre-refunded to
                     10/01/05)

      2,500        Prince William County Park Authority, Revenue Bonds, Series 1994,        10/04 at 102        BBB+***    2,700,625
                     6.875%, 10/15/16 (Pre-refunded to 10/15/04)

      1,000        Prince William County Service Authority, Water and Sewer System           7/01 at 100            AAA    1,013,900
                     Revenue Bonds, Series 1991, 6.000%, 7/01/29 (Pre-refunded to 7/01/01)

      1,500        Richmond Redevelopment and Housing Authority, Project Revenue Bonds       3/05 at 102            AAA    1,624,080
                     (1994 Old Manchester Project), Series 1994, 6.800%, 3/01/15
                     (Pre-refunded to 3/01/05)

      2,260        City of Virginia Beach Development Authority, Hospital Revenue Bonds     11/01 at 102          AA***    2,347,982
                     (Sentara Bayside Hospital), Series 1991, 6.300%, 11/01/21
                     (Pre-refunded to 11/01/01)

                   Virginia College Building Authority, Educational Facilities Revenue,
                   Marymount University Project:
      1,000          7.000%, 7/01/12 (Pre-refunded to 7/01/02)                               7/02 at 102         N/R***    1,055,560
      1,400          7.000%, 7/01/22 (Pre-refunded to 7/01/02)                               7/02 at 102         N/R***    1,477,784

        580        Virginia College Building Authority, Educational Facilities Revenue       1/04 at 102            AAA      601,762
                     Bonds (The Washington and Lee University Project), Series of 1994,
                     5.750%, 1/01/14 (Pre-refunded to 1/01/04)

      1,000        Virginia Resources Authority, Water and Sewer System Revenue Bonds,      10/07 at 100          AA***    1,020,690
                     1995 Series A (Sussex County Project), 5.600%, 10/01/25 (Pre-refunded to 10/01/07)

                   Industrial Development Authority of the City of Winchester,
                   Educational Facilities First Mortgage Revenue Bonds (Shenandoah
                   University Project), Series 1994:
      1,620          6.700%, 10/01/14 (Pre-refunded to 10/01/04)                            10/04 at 102          AA***    1,741,937
        680          6.750%, 10/01/19 (Pre-refunded to 10/01/04)                            10/04 at 102          AA***      732,489

____
26

   Principal                                                                       Optional Call                           Market
Amount (000)       Description                                                       Provisions*    Ratings**               Value
---------------------------------------------------------------------------------------------------------------------------------
                   Utilities - 5.7%

   $  2,110        Halifax County Industrial Development Authority (Old             12/02 at 102       A+           $  2,136,016
                    Dominion Electric Cooperative), 6.500%, 12/01/12
                    (Alternative Minimum Tax)

      2,500        Mecklenburg County Industrial Development Authority,              5/01 at 102      Aa3              2,536,350
                    Exempt Facility, Mecklenburg Cogeneration Project,
                    Series 1991A, 7.350%, 5/01/08 (Alternative Minimum Tax)

      1,500        City of Richmond, Virginia, Public Utility Revenue                1/08 at 101      AAA              1,306,635
                    and Refunding Bonds, Series 1998A, 5.125%, 1/15/28

      1,000        Industrial Development Authority of Russell County,              11/00 at 102     Baa1              1,026,330
                    Pollution Control Revenue Bonds (Appalachian Power
                    Company Project), Series G, 7.700%, 11/01/07

      1,500        Southeastern Public Service Authority of Virginia,                7/03 at 102       A-              1,442,130
                    Senior Revenue Bonds, Series 1993 (Regional Solid
                    Waste System), 6.000%, 7/01/13 (Alternative Minimum
                    Tax)

      1,000        Virginia State Resource Authority, Solid Waste Disposal          11/02 at 102       AA              1,048,260
                    System Revenue, Series B, 6.750%, 11/01/12

      1,960        Virginia Resources Authority, Solid Waste Disposal System         4/05 at 102       AA              1,883,972
                    Revenue Bonds, (County of Prince William, Virginia -
                    Refunding), 1995 Series A, 5.500%, 4/01/15
---------------------------------------------------------------------------------------------------------------------------------
                   Water and Sewer - 10.0%

      1,000        Fairfax County Water Authority, Water Refunding Revenue          No Opt. Call      AAA                882,430
                    Bonds, Series 1997, 5.000%, 4/01/21

      2,045        Fairfax County Water Authority, Water Refunding Revenue           4/07 at 102      AAA              2,053,834
                    Bonds, Series 1992, 6.000%, 4/01/22

      1,000        Frederick-Winchester Service Authority, Regional Sewer           10/03 at 102      AAA              1,000,140
                    System Refunding Revenue Bonds, Series 1993, 5.750%,
                    10/01/15

      1,505        Henrico County, Virginia, Water and Sewer System                  5/02 at 100      Aa2              1,529,411
                    Refunding Revenue Bonds, Series 1992, 6.250%, 5/01/13

      1,500        Leesburg, Virginia, Utility System Revenue Refunding,             7/07 at 102      AAA              1,331,415
                    5.125%, 7/01/22

      1,000        Loudoun County Sanitation Authority, Water and Sewer              1/03 at 102      AAA              1,023,590
                    System Revenue Bonds, Refunding Series 1992, 6.250%,
                    1/01/16

      1,000        Loudoun County Sanitation Authority, Water and Sewer              1/07 at 102      AAA                871,680
                    System Revenue Bonds, Refunding Series 1996, 5.125%,
                    1/01/26

      4,000        Prince William County Service Authority, Water and Sewer          7/08 at 101      AAA              3,238,720
                    System Refunding Revenue Bonds, Series 1997, 4.750%,
                    7/01/29

      1,000        County of Spotsylvania, Virginia, Water and Sewer System          6/07 at 102      AAA                916,410
                    Revenue Bonds, Series of 1997, 5.400%, 6/01/27

      3,500        Upper Occoquan Sewage Authority, Regional Sewerage System         1/04 at 102      AAA              3,044,612
                    Revenue Refunding Bonds, Series of 1993, 5.000%, 7/01/21

        750        City of Virginia Beach, Virginia, Storm Water Utility             9/10 at 101      Aa3                754,770
                    Revenue Bonds, Series 2000, 6.000%, 9/01/20

      1,000        Virginia Resources Authority, Sewer System Revenue Bonds,        10/05 at 102       AA                981,400
                    1995 Series A (Hopewell Regional Wastewater Treatment
                    Facility Project), 6.000%, 10/01/25 (Alternative Minimum
                    Tax)

      1,000        Virginia Resources Authority, Clean Water State Revolving        10/10 at 100      AAA                967,830
                    Fund Revenue Bonds, Series 1999, 5.625%, 10/01/22

      1,500        Virginia Resources Authority, Water System Refunding Revenue      4/02 at 100       AA              1,505,250
                    Bonds, 1992 Series A, 6.125%, 4/01/19
---------------------------------------------------------------------------------------------------------------------------------
   $209,610        Total Investments (cost $202,000,749) - 99.3%                                                     199,407,145
==============-------------------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 0.7%                                                                1,494,714
     ----------------------------------------------------------------------------------------------------------------------------
                   Net Assets - 100%                                                                                $200,901,859
     ============================================================================================================================

                   * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                   ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                   *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                   N/R  Investment is not rated.

                   (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

     ___
     27

Statement of Net Assets
May 31, 2000

                                                                      Maryland            Pennsylvania               Virginia
---------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                $ 70,396,268          $ 122,585,044            $ 199,407,145
Cash                                                                     591,264                416,961                  639,890
Receivables:
     Interest                                                          1,545,805              2,283,863                3,834,489
     Investments sold                                                    360,000                     --                       --
     Shares sold                                                          80,920                 37,133                  382,194
Other assets                                                               1,761                  2,594                    4,841
---------------------------------------------------------------------------------------------------------------------------------
       Total assets                                                   72,976,018            125,325,595              204,268,559
---------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
     Investments purchased                                             1,000,514                     --                2,488,484
     Shares redeemed                                                     186,057                 79,142                  279,754
Accrued expenses:
     Management fees                                                      33,248                 58,184                   92,436
     12b-1 distribution and service fees                                  10,380                 21,684                   38,718
     Other                                                                44,555                 69,797                   79,186
Dividends payable                                                        184,682                262,899                  388,122
---------------------------------------------------------------------------------------------------------------------------------
       Total liabilities                                               1,459,436                491,706                3,366,700
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                                          $ 71,516,582          $ 124,833,889            $ 200,901,859
=================================================================================================================================
Class A Shares
Net assets                                                          $ 22,693,543          $  55,564,294            $ 125,522,138
Shares outstanding                                                     2,375,463              5,921,425               12,422,058
Net asset value and redemption price per share                      $       9.55          $        9.38            $       10.10
Offering price per share (net asset value per share plus maximum
     sales charge of 4.20% of offering price)                       $       9.97          $        9.79            $       10.54
=================================================================================================================================
Class B Shares
Net assets                                                          $  4,693,623          $   7,809,365            $  10,712,983
Shares outstanding                                                       490,719                830,577                1,061,067
Net asset value, offering and redemption price per share            $       9.56          $        9.40            $       10.10
=================================================================================================================================
Class C Shares
Net assets                                                          $  5,289,503          $   9,672,488            $  14,263,349
Shares outstanding                                                       553,574              1,032,063                1,412,864
Net asset value, offering and redemption price per share            $       9.56          $        9.37            $       10.10
=================================================================================================================================
Class R Shares
Net assets                                                          $ 38,839,913          $  51,787,742            $  50,403,389
Shares outstanding                                                     4,055,754              5,522,232                4,992,500
Net asset value, offering and redemption price per share            $       9.58          $        9.38            $       10.10
=================================================================================================================================

                                 See accompanying notes to financial statements.

____
28

Statement of Operations
Year Ended May 31, 2000

                                                                              Maryland      Pennsylvania         Virginia
--------------------------------------------------------------------------------------------------------------------------
Investment Income                                                          $ 4,322,378      $  8,605,785     $ 12,951,484
--------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                401,990           765,033        1,161,710
12b-1 service fees - Class A                                                    44,551           127,092          265,779
12b-1 distribution and service fees - Class B                                   45,557            79,623          104,589
12b-1 distribution and service fees - Class C                                   39,364            88,264          121,995
Shareholders' servicing agent fees and expenses                                138,509           289,437          314,712
Custodian's fees and expenses                                                   51,981           126,062           75,067
Trustees' fees and expenses                                                      2,842             4,905            6,773
Professional fees                                                               17,536            15,000           19,717
Shareholders' reports - printing and mailing expenses                           45,780            75,768          107,246
Federal and state registration fees                                             15,280            11,010            7,791
Other expenses                                                                   2,940             7,926           14,979
--------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement           806,330         1,590,120        2,200,358
  Custodian fee credit                                                          (9,385)           (8,774)         (14,658)
  Expense reimbursement                                                         (4,922)          (30,869)              --
--------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                   792,023         1,550,477        2,185,700
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        3,530,355         7,055,308       10,765,784
--------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                         (133,210)       (2,184,740)      (1,199,801)
Net change in unrealized appreciation or depreciation of investments        (6,186,321)      (12,873,456)     (15,783,991)
--------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                            (6,319,531)      (15,058,196)     (16,983,792)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                      $(2,789,176)     $ (8,002,888)    $ (6,218,008)
==========================================================================================================================


                                 See accompanying notes to financial statements.

____
29

Statement of Changes in Net Assets

                                                                                             Maryland
                                                                                --------------------------------
                                                                                 Year Ended          Year Ended
                                                                                    5/31/00             5/31/99
----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                           $ 3,530,355         $ 3,372,749
Net realized gain (loss) from investment transactions                              (133,210)            571,636
Net change in unrealized appreciation or depreciation of investments             (6,186,321)         (1,379,409)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                            (2,789,176)          2,564,976
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                                                        (1,114,109)           (887,278)
  Class B                                                                          (202,001)           (136,626)
  Class C                                                                          (230,911)           (133,784)
  Class R                                                                        (2,110,443)         (2,124,331)
From accumulated net realized gains from investment transactions:
  Class A                                                                           (72,058)                 --
  Class B                                                                           (14,450)                 --
  Class C                                                                           (19,350)                 --
  Class R                                                                          (129,495)                 --
----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                        (3,892,817)         (3,282,019)
----------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                 10,391,474          12,748,209
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                                   2,443,251           2,071,522
----------------------------------------------------------------------------------------------------------------
                                                                                 12,834,725          14,819,731
Cost of shares redeemed                                                          (9,960,427)         (5,741,563)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                2,874,298           9,078,168
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            (3,807,695)          8,361,125
Net assets at the beginning of year                                              75,324,277          66,963,152
----------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                   $71,516,582         $75,324,277
================================================================================================================
Undistributed (Over-distribution of) net investment income at
  the end of year                                                               $   (18,322)        $   108,787
================================================================================================================


                                 See accompanying notes to financial statements.

____
30

                                                                         Pennsylvania                        Virginia
                                                                 ---------------------------        ----------------------------
                                                                   Year Ended     Year Ended          Year Ended     Year Ended
                                                                      5/31/00        5/31/99             5/31/00        5/31/99
--------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                            $  7,055,308   $  7,397,713        $ 10,765,784   $ 10,539,789
Net realized gain (loss) from investment transactions              (2,184,740)       395,831          (1,199,801)       944,358
Net change in unrealized appreciation or depreciation
  of investments                                                  (12,873,456)    (2,967,385)        (15,783,991)    (3,060,934)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations              (8,002,888)     4,826,159          (6,218,008)     8,423,213
--------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                                          (3,311,810)    (3,437,714)         (6,735,183)    (6,603,088)
  Class B                                                            (371,439)      (227,324)           (475,209)      (288,055)
  Class C                                                            (548,538)      (503,249)           (736,607)      (739,016)
  Class R                                                          (3,003,937)    (3,234,496)         (2,815,774)    (2,930,514)
From accumulated net realized gains from investment
  transactions:
  Class A                                                            (174,845)      (380,650)           (102,910)      (354,974)
  Class B                                                             (22,402)       (30,257)             (8,890)       (18,678)
  Class C                                                             (32,580)       (63,063)            (12,805)       (44,664)
  Class R                                                            (143,869)      (342,018)            (40,585)      (150,604)
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders          (7,609,420)    (8,218,771)        (10,927,963)   (11,129,593)
--------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                   17,365,908     26,410,992          29,799,556     33,800,119
Net proceeds from shares issued to shareholders due
  to reinvestment of distributions                                  3,450,856      3,885,514           4,791,847      5,206,747
--------------------------------------------------------------------------------------------------------------------------------
                                                                   20,816,764     30,296,506          34,591,403     39,006,866
Cost of shares redeemed                                           (33,412,958)   (12,419,924)        (40,310,618)   (24,787,027)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
  share transactions                                              (12,596,194)    17,876,582          (5,719,215)    14,219,839
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                             (28,208,502)    14,483,970         (22,865,186)    11,513,459
Net assets at the beginning of year                               153,042,391    138,558,421         223,767,045    212,253,586
--------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                    $124,833,889   $153,042,391        $200,901,859   $223,767,045
================================================================================================================================
Undistributed (Over-distribution of) net investment
  income at the end of year                                      $   (179,299)  $      1,117        $      6,276   $      3,265
================================================================================================================================


                                 See accompanying notes to financial statements.

____
31

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Maryland Municipal Bond Fund ("Maryland"), the Nuveen Flagship Pennsylvania Municipal Bond Fund ("Pennsylvania") and the Nuveen Flagship Virginia Municipal Bond Fund ("Virginia") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2000, Maryland and Virginia had outstanding when-issued purchase commitments of $1,000,514 and $2,488,484, respectively. There were no such outstanding purchase commitments in Pennsylvania.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2000, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

____
32

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2000.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                                Maryland
                                                                      -------------------------------------------------------------
                                                                                Year Ended                      Year Ended
                                                                                 5/31/00                          5/31/99
                                                                      -----------------------------   -----------------------------
                                                                       Shares            Amount          Shares           Amount
---------------------------------------------------------------------------------------------------   -----------------------------
Shares sold:
     Class A                                                             506,598       $ 5,002,271       577,632        $ 6,112,774
     Class B                                                             156,732         1,560,919       235,116          2,495,746
     Class C                                                             271,137         2,702,363       187,416          1,988,761
     Class R                                                             113,972         1,125,921       203,056          2,150,928

Shares issued to shareholders due to reinvestment of distributions:
     Class A                                                              80,276           790,157        57,622            611,952
     Class B                                                               9,876            97,310         5,480             58,201
     Class C                                                              14,320           140,701         8,572             91,026
     Class R                                                             143,307         1,415,083       123,134          1,310,343
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       1,296,218        12,834,725     1,398,028         14,819,731
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
     Class A                                                            (323,400)       (3,169,490)     (173,380)        (1,842,288)
     Class B                                                            (127,991)       (1,253,676)       (9,376)           (99,303)
     Class C                                                            (122,845)       (1,202,027)      (51,865)          (546,993)
     Class R                                                            (438,214)       (4,335,234)     (305,927)        (3,252,979)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      (1,012,450)       (9,960,427)     (540,548)        (5,741,563)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                             283,768       $ 2,874,298       857,480        $ 9,078,168
====================================================================================================================================

____
33

                                                                                              Pennsylvania
                                                                   ----------------------------------------------------------------
                                                                              Year Ended                       Year Ended
                                                                                5/31/00                          5/31/99
                                                                   -----------------------------   --------------------------------
                                                                     Shares           Amount           Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
     Class A                                                       1,013,516       $  9,991,369      1,042,066      $  11,085,436
     Class B                                                         290,039          2,862,196        556,149          5,925,032
     Class C                                                         220,924          2,196,164        466,677          4,965,788
     Class R                                                         238,691          2,316,179        417,495          4,434,736
Shares issued to shareholders due to reinvestment of distributions:
     Class A                                                         123,938          1,213,955        127,403          1,358,196
     Class B                                                          11,535            112,807          6,887             73,512
     Class C                                                          14,780            144,545         14,586            155,250
     Class R                                                         202,211          1,979,549        215,836          2,298,556
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   2,115,634         20,816,764      2,847,099         30,296,506
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
     Class A                                                      (1,996,832)       (19,336,504)      (549,431)        (5,838,055)
     Class B                                                        (231,806)        (2,229,751)       (48,814)          (522,051)
     Class C                                                        (465,132)        (4,470,414)       (54,534)          (578,008)
     Class R                                                        (763,147)        (7,376,289)      (516,487)        (5,481,810)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  (3,456,917)       (33,412,958)    (1,169,266)       (12,419,924)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                           (1,341,283)      $(12,596,194)     1,677,833      $  17,876,582
===================================================================================================================================

                                                                                               Virginia
                                                                   ----------------------------------------------------------------
                                                                              Year Ended                       Year Ended
                                                                                5/31/00                          5/31/99
                                                                   -----------------------------   --------------------------------
                                                                     Shares           Amount           Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
     Class A                                                       2,164,715       $ 22,431,378      1,781,027      $  19,736,719
     Class B                                                         306,597          3,203,383        605,747          6,716,554
     Class C                                                         206,567          2,151,419        421,265          4,668,341
     Class R                                                         193,907          2,013,376        241,908          2,678,505
Shares issued to shareholders due to reinvestment of distributions:
     Class A                                                         253,150          2,629,496        261,217          2,903,901
     Class B                                                          21,372            221,411         14,259            158,363
     Class C                                                          20,704            215,113         23,019            255,663
     Class R                                                         166,257          1,725,827        169,963          1,888,820
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   3,333,269         34,591,403      3,518,405         39,006,866
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
     Class A                                                      (2,703,468)       (27,830,084)    (1,444,306)       (16,020,885)
     Class B                                                        (220,588)        (2,251,777)       (18,515)          (205,614)
     Class C                                                        (432,644)        (4,444,870)      (242,411)        (2,672,615)
     Class R                                                        (558,722)        (5,783,887)      (531,239)        (5,887,913)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  (3,915,422)       (40,310,618)    (2,236,471)       (24,787,027)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                             (582,153)      $ (5,719,215)     1,281,934      $  14,219,839
===================================================================================================================================

3. Distributions to Shareholders.

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 3, 2000, to shareholders of record on June 9, 2000, as follows:


                                      Maryland      Pennsylvania       Virginia
--------------------------------------------------------------------------------
Dividend per share:
     Class A                          $.0395         $  .0420          $  .0440
     Class B                           .0335            .0360             .0380
     Class C                           .0350            .0375             .0395
     Class R                           .0410            .0435             .0460
================================================================================

____
34

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 2000, were as follows:

                                           Maryland    Pennsylvania        Virginia
------------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities        $17,270,624     $22,233,432     $46,189,385
  Short-term municipal securities         4,465,000         800,000       4,000,000
Sales and maturities:
  Long-term municipal securities         13,381,963      37,173,753      50,493,775
  Short-term municipal securities         4,465,000         800,000       4,000,000
====================================================================================

At May 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                           Maryland    Pennsylvania        Virginia
------------------------------------------------------------------------------------
                                        $74,324,713    $130,327,647    $202,000,749
====================================================================================

At May 31, 2000, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                       Pennsylvania        Virginia
------------------------------------------------------------------------------------
Expiration year:
  2008                                                 $    724,240     $ 1,222,230
====================================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at May 31, 2000, were as follows:

                                                Maryland    Pennsylvania        Virginia
-----------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                               $   691,433     $ 2,199,573     $ 4,121,108
  depreciation                                (4,619,878)     (9,942,176)     (6,714,712)
-----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)   $(3,928,445)    $(7,742,603)    $(2,593,604)
=========================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                         Management Fee
----------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
==================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.


____
35

During the fiscal year ended May 31, 2000, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Maryland       Pennsylvania    Virginia
--------------------------------------------------------------------------------
Sales charges collected                 $ 35,061         $ 88,449     $ 131,811
Paid to authorized dealers                29,822           88,449       131,811
================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2000, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                        Maryland       Pennsylvania    Virginia
--------------------------------------------------------------------------------
Commission advances                     $ 94,231         $ 157,829    $ 149,382
================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2000, the Distributor retained such 12b-1 fees as follows:


                                        Maryland       Pennsylvania    Virginia
--------------------------------------------------------------------------------
12b-1 fees retained                     $ 54,809         $ 88,286     $ 109,130
================================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2000, as follows:

                                        Maryland       Pennsylvania    Virginia
--------------------------------------------------------------------------------
CDSC retained                           $ 36,224         $ 66,068     $ 76,665
================================================================================

7. Composition of Net Assets

At May 31, 2000, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                       Maryland          Pennsylvania           Virginia
----------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                        $ 75,443,765        $ 133,482,021      $ 204,711,417
Undistributed (Over-distribution of) net investment income                  (18,322)            (179,299)             6,276
Accumulated net realized gain (loss) from investment transactions          (391,363)          (2,186,731)        (1,222,230)
Net unrealized appreciation (depreciation) of investments                (3,517,498)          (6,282,102)        (2,593,604)
----------------------------------------------------------------------------------------------------------------------------
Net assets                                                             $ 71,516,582        $ 124,833,889      $ 200,901,859
============================================================================================================================


____
36

                  Financial Highlights

                  Selected data for a share outstanding throughout each period:

Class (Inception Date)

                                     Investment Operations                   Less Distributions
                              -----------------------------------      ------------------------------
MARYLAND                                            Net
                                              Realized/
                                             Unrealized
                   Beginning         Net        Invest-                   Net                             Ending
                         Net     Invest-           ment                Invest                                Net
Year Ended             Asset        ment           Gain                  ment      Capital                 Asset           Total
May 31,                Value      Income         (Loss)     Total      Income        Gains      Total      Value      Return (a)
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
     2000            $ 10.46    $    .47     $     (.86)   $ (.39)    $  (.49)     $  (.03)    $ (.52)    $ 9.55           (3.71)%
     1999              10.56         .49           (.11)      .38        (.48)          --       (.48)     10.46            3.65
     1998              10.25         .48            .32       .80        (.49)          --       (.49)     10.56            7.95
     1997 (d)          10.25         .16            .01       .17        (.17)          --       (.17)     10.25            1.63
     1997 (e)          10.43         .46           (.15)      .31        (.49)          --       (.49)     10.25            3.06
     1996 (e)           9.60         .48            .85      1.33        (.50)          --       (.50)     10.43           14.07
Class B (3/97)
     2000              10.47         .40           (.86)     (.46)       (.42)        (.03)      (.45)      9.56           (4.44)
     1999              10.56         .41           (.10)      .31        (.40)          --       (.40)     10.47            2.95
     1998              10.25         .41            .31       .72        (.41)          --       (.41)     10.56            7.16
     1997 (f)          10.29         .10           (.04)      .06        (.10)          --       (.10)     10.25             .83
Class C (9/94)
     2000              10.46         .42           (.86)     (.44)       (.43)        (.03)      (.46)      9.56           (4.16)
     1999              10.56         .43           (.11)      .32        (.42)          --       (.42)     10.46            3.07
     1998              10.24         .43            .32       .75        (.43)          --       (.43)     10.56            7.44
     1997 (d)          10.24         .15             --       .15        (.15)          --       (.15)     10.24            1.43
     1997 (e)          10.42         .39           (.16)      .23        (.41)          --       (.41)     10.24            2.28
     1996 (e)           9.59         .41            .84      1.25        (.42)          --       (.42)     10.42           13.24
Class R (12/91)
     2000              10.48         .49           (.85)     (.36)       (.51)        (.03)      (.54)      9.58           (3.43)
     1999              10.58         .51           (.11)      .40        (.50)          --       (.50)     10.48            3.82
     1998              10.26         .51            .32       .83        (.51)          --       (.51)     10.58            8.23
     1997 (d)          10.26         .17             --       .17        (.17)          --       (.17)     10.26            1.68
     1997 (e)          10.44         .47           (.14)      .33        (.51)          --       (.51)     10.26            3.29
     1996 (e)           9.61         .51            .84      1.35        (.52)          --       (.52)     10.44           14.33
====================================================================================================================================

                                                         Ratios/Supplemental Data
                        --------------------------------------------------------------------------
                                  Before Credit/        After           After Credit/
                                  Reimbursement    Reimbursement (b)  Reimbursement (c)
                                -----------------  -----------------  -----------------
                                            Ratio              Ratio              Ratio
                                           of Net             of Net             of Net
                                          Invest-            Invest-            Invest-
                                Ratio of     ment  Ratio of     ment  Ratio of     ment
                                Expenses   Income  Expenses   Income  Expenses   Income
                        Ending        to       to        to       to        to       to
                           Net   Average  Average   Average  Average   Average  Average  Portfolio
Year Ended              Assets       Net      Net       Net      Net       Net      Net   Turnover
May 31,                  (000)    Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------
Class A (9/94)
     2000           $  22,694       1.13%    4.79%    1.12%     4.79%     1.11%    4.81%        19%
     1999              22,093       1.02     4.57      .95      4.63       .95     4.64         29
     1998              17,427       1.00     4.56      .94      4.62       .94     4.62          7
     1997 (d)          12,977       1.02*    4.83*     .95*     4.90*      .95*    4.90*         3
     1997 (e)          11,788       1.12     4.67     1.00      4.79      1.00     4.79          4
     1996 (e)           6,860       1.33     4.41     1.00      4.74      1.00     4.74         17
Class B (3/97)
     2000               4,694       1.87     4.04     1.87      4.04      1.85     4.05         19
     1999               4,732       1.77     3.84     1.71      3.90      1.71     3.90         29
     1998               2,332       1.75     3.79     1.69      3.85      1.69     3.85          7
     1997 (f)             150       1.76*    3.94*    1.70*     4.00*     1.70*    4.00*         3
Class C (9/94)
     2000               5,290       1.68     4.25     1.68      4.25      1.66     4.27         19
     1999               4,089       1.57     4.03     1.51      4.10      1.50     4.10         29
     1998               2,606       1.55     4.01     1.49      4.07      1.49     4.07          7
     1997 (d)           2,103       1.57*    4.28*    1.50*     4.35*     1.50*    4.35*         3
     1997 (e)           1,985       1.87     3.93     1.75      4.05      1.75     4.05          4
     1996 (e)           1,438       2.06     3.73     1.75      4.04      1.75     4.04         17
Class R (12/91)
     2000              38,840        .92     4.98      .92      4.99       .90     5.00         19
     1999              44,411        .82     4.77      .75      4.83       .75     4.83         29
     1998              44,599        .80     4.76      .74      4.82       .74     4.82          7
     1997 (d)          43,306        .82*    5.03*     .75*     5.10*      .75*    5.10*         3
     1997 (e)          43,738        .87     4.94      .75      5.06       .75     5.06          4
     1996 (e)          47,389       1.04     4.78      .75      5.07       .75     5.07         17
==================================================================================================

*    Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)  After expense reimbursement from the investment adviser, where applicable.
(c)  After custodian fee credit and expense reimbursement, where applicable.
(d)  For the four months ended May 31.
(e)  For the year ended January 31.
(f)  From commencement of class operations as noted.

____
37

          Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                      Investment Operations    Less Distributions
                                      ---------------------    ------------------




PENNSYLVANIA**                                  Net
                                          Realized/
                                         Unrealized
                  Beginning       Net       Invest-                Net                        Ending                  Ending
                        Net   Invest-          ment            Invest-                           Net                     Net
Year Ended            Asset      ment          Gain               ment    Capital              Asset        Total     Assets
May 31,               Value    Income        (Loss)    Total    Income      Gains    Total     Value    Return(a)      (OOO)
-----------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
     2000           $ 10.45    $ .50     $ (1.03)    $ (.53)   $ (.51)   $ (.03)   $ (.54)    $ 9.38     (5.21)%     $ 55,564
     1999             10.68      .53        (.17)       .36      (.53)     (.06)     (.59)     10.45      3.42         70,865
     1998             10.25      .56         .45       1.01      (.56)     (.02)     (.58)     10.68     10.05         65,826
     1997             10.00      .57         .25        .82      (.57)       --      (.57)     10.25      8.37         55,667
     1996             10.21      .59        (.20)       .39      (.60)       --      (.60)     10.00      3.83         44,392
Class B (2/97)
     2000             10.47      .42       (1.03)      (.61)     (.43)     (.03)     (.46)      9.40     (5.91)         7,809
     1999             10.70      .45        (.17)       .28      (.45)     (.06)     (.51)     10.47      2.66          7,966
     1998             10.27      .48         .45        .93      (.48)     (.02)     (.50)     10.70      9.23          2,640
     1997 (d)         10.21      .16         .06        .22      (.16)       --      (.16)     10.27      2.18            229
Class C (2/94)
     2000             10.44      .44       (1.03)      (.59)     (.45)     (.03)     (.48)      9.37     (5.73)         9,672
     1999             10.68      .47        (.17)       .30      (.48)     (.06)     (.54)     10.44      2.80         13,167
     1998             10.25      .50         .45        .95      (.50)     (.02)     (.52)     10.68      9.50          8,912
     1997              9.99      .51         .26        .77      (.51)       --      (.51)     10.25      7.88          6,320
     1996             10.21      .53        (.21)       .32      (.54)       --      (.54)      9.99      3.16          4,442
Class R (2/97)
     2000             10.44      .51       (1.01)      (.50)     (.53)     (.03)     (.56)      9.38     (4.93)        51,788
     1999             10.68      .55        (.17)       .38      (.56)     (.06)     (.62)     10.44      3.55         61,044
     1998             10.25      .58         .45       1.03      (.58)     (.02)     (.60)     10.68     10.30         61,180
     1997 (d)         10.21      .20         .03        .23      (.19)       --      (.19)     10.25      2.31         57,383


                                                   Ratios/Supplemental Data
           ------------------------------------------------------------------------------------------------------------------
                           Before Credit/                   After                      After Credit/
                           Reimbursement               Reimbursement (b)             Reimbursement (c)
                           -------------               -----------------             -----------------
                                         Ratio                         Ratio                        Ratio
                                        of Net                        of Net                       of Net
                                       Invest-                       Invest-                      Invest-
                       Ratio of           ment       Ratio of           ment      Ratio of           ment
                       Expenses         Income       Expenses         Income      Expenses       Expenses
                             to             to             to             to            to             to
                        Average        Average        Average        Average       Average        Average     Portfolio
Year Ended                  Net            Net            Net            Net           Net            Net      Turnover
May 31,                  Assets         Assets         Assets         Assets        Assets         Assets          Rate
-----------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
     2000                1.12%          5.04%          1.10%          5.06%          1.09%          5.07%         16%
     1999                 .94           4.75            .69           5.00            .69           5.00          18
     1998                 .95           4.94            .61           5.28            .61           5.28          20
     1997                1.09           5.22            .70           5.61            .70           5.61          46
     1996                1.13           5.42            .79           5.76            .79           5.76          65
Class B (2/97)
     2000                1.89           4.30           1.87           4.32           1.86           4.32          16
     1999                1.69           4.02           1.45           4.25           1.45           4.26          18
     1998                1.70           4.14           1.34           4.50           1.34           4.50          20
     1997 (d)            1.72*          4.47*          1.35*          4.84*          1.35*          4.84*         46
Class C (2/94)
     2000                1.66           4.49           1.64           4.52           1.63           4.52          16
     1999                1.49           4.21           1.25           4.45           1.24           4.46          18
     1998                1.50           4.39           1.16           4.73           1.16           4.73          20
     1997                1.63           4.68           1.25           5.06           1.25           5.06          46
     1996                1.34           5.19           1.68           4.85           1.68           4.85          65
Class R (2/97)
     2000                 .94           5.24            .91           5.26            .91           5.27          16
     1999                 .74           4.95            .49           5.20            .49           5.20          18
     1998                 .75           5.14            .41           5.48            .41           5.48          20
     1997 (d)             .77*          5.45*           .39*          5.83*           .39*          5.83*         46
--------------------------------------------------------------------------------------------------------------------

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Pennsylvania.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d)  From commencement of class operations as noted.

____
38

          Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                      Investment Operations                 Less Distributions
                                ----------------------------------     -----------------------------


VIRGINIA**                                          Net
                                              Realized/
                                             Unrealized
                  Beginning         Net         Invest-                    Net                            Ending
                        Net     Invest-            ment                Invest-                               Net
Year Ended            Asset        ment            Gain                   ment     Capital                 Asset           Total
May 31,               Value      Income          (Loss)      Total      Income       Gains     Total       Value      Return (a)
--------------------------------------------------------------------------------------------------------------------------------
Class A (3/86)
    2000          $   10.93       $ .53         $  (.83)    $ (.30)    $ (.52)      $ (.01)   $ (.53)      10.10          (2.72)
    1999              11.06         .53            (.10)       .43       (.53)        (.03)     (.56)      10.93           3.95
    1998              10.66         .56             .41        .97       (.56)        (.01)     (.57)      11.06           9.30
    1997              10.40         .58             .25        .83       (.57)          --      (.57)      10.66           8.20
    1996              10.56         .57            (.15)       .42       (.58)          --      (.58)      10.40           4.03
Class B (2/97)
    2000              10.93         .45            (.82)      (.37)      (.45)        (.01)     (.46)      10.10          (3.44)
    1999              11.06         .45            (.10)       .35       (.45)        (.03)     (.48)      10.93           3.20
    1998              10.66         .48             .41        .89       (.48)        (.01)     (.49)      11.06           8.53
    1997 (d)          10.62         .16             .04        .20       (.16)          --      (.16)      10.66           1.94
Class C (10/93)
    2000              10.92         .47            (.81)      (.34)      (.47)        (.01)     (.48)      10.10          (3.16)
    1999              11.06         .47            (.11)       .36       (.47)        (.03)     (.50)      10.92           3.30
    1998              10.65         .50             .42        .92       (.50)        (.01)     (.51)      11.06           8.81
    1997              10.39         .52             .26        .78       (.52)          --      (.52)      10.65           7.61
    1996              10.56         .51            (.16)       .35       (.52)          --      (.52)      10.39           3.37
Class R (2/97)
    2000              10.93         .55            (.82)      (.27)      (.55)        (.01)     (.56)      10.10          (2.49)
    1999              11.06         .56            (.10)       .46       (.56)        (.03)     (.59)      10.93           4.18
    1998              10.66         .59             .41       1.00       (.59)        (.01)     (.60)      11.06           9.54
    1997 (d)          10.62         .20             .04        .24       (.20)          --      (.20)      10.66           2.26
===============================================================================================================================

                                                            Ratios/Supplemental Data
                           -----------------------------------------------------------------------------------
                                       Before Credit/          After             After Credit/
                                       Reimbursement     Reimbursement (b)     Reimbursement (c)
                                    ------------------   ------------------   -------------------
                                                 Ratio                Ratio                 Ratio
                                                of Net               of Net                of Net
                                               Invest-              Invest-               Invest-
                                    Ratio of      ment   Ratio of      ment   Ratio of       ment
                                    Expenses    Income   Expenses    Income   Expenses     Income
                           Ending         to        to         to        to         to         to
                              Net    Average   Average    Average   Average    Average    Average    Portfolio
Year Ended                 Assets        Net       Net        Net       Net        Net        Net     Turnover
May 31,                     (000)     Assets    Assets     Assets    Assets     Assets     Assets         Rate
--------------------------------------------------------------------------------------------------------------
Class A (3/86)
    2000                 $125,522       1.00%     5.07%      1.00%     5.07%       .99%      5.08%          22%
    1999                  138,941        .89      4.78        .86      4.81        .86       4.81           15
    1998                  133,966        .90      4.99        .74      5.15        .74       5.15            3
    1997                  122,252       1.00      5.19        .74      5.45        .74       5.45           23
    1996                  117,677       1.06      5.18        .83      5.41        .83       5.41           17
Class B (2/97)
    2000                   10,713       1.75      4.32       1.75      4.32       1.75       4.33           22
    1999                   10,419       1.64      4.02       1.61      4.05       1.61       4.06           15
    1998                    3,894       1.64      4.20       1.51      4.33       1.51       4.33            3
    1997 (d)                  381       1.66*     4.49*      1.47*     4.68*      1.47*      4.68*          23
Class C (10/93)
    2000                   14,263       1.55      4.53       1.55      4.53       1.54       4.53           22
    1999                   17,679       1.44      4.23       1.41      4.26       1.41       4.26           15
    1998                   15,660       1.44      4.44       1.29      4.59       1.29       4.59            3
    1997                   11,700       1.55      4.63       1.29      4.89       1.29       4.89           23
    1996                   10,978       1.60      4.62       1.38      4.84       1.38       4.84           17
Class R (2/97)
    2000                   50,403        .80      5.27        .80      5.27        .79       5.28           22
    1999                   56,728        .69      4.98        .66      5.01        .66       5.02           15
    1998                   58,734        .70      5.19        .54      5.35        .54       5.35            3
    1997 (d)               57,002        .71*     5.50*       .52*     5.69*       .52*      5.69*          23
==============================================================================================================

*       Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Virginia.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable.

(c) After custodian fee credit and expense reimbursement, where applicable.

(d)     From commencement of class operations as noted.

_____
39

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust I:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Maryland Municipal Bond Fund (Maryland), Nuveen Flagship Pennsylvania Municipal Bond Fund (Pennsylvania), and Nuveen Flagship Virginia Municipal Bond Fund (Virginia) (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Multistate Trust I (a Massachusetts business trust)), as of May 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended. We have also audited the financial highlights of Maryland for the two years ended January 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Pennsylvania and Virginia for the two years ended May 31, 1997 were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Maryland Municipal Bond Fund, Nuveen Flagship Pennsylvania Municipal Bond Fund, and Nuveen Flagship Virginia Municipal Bond Fund of the Nuveen Flagship Multistate Trust I as of May 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and the financial highlights for each of the three years then ended, and the financial highlights of Maryland for the two years ended January 31, 1997, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 18, 2000

___
40

Fund Information



Board of Trustees                       Transfer Agent and
                                        Shareholder Services
Robert P. Bremner
Lawrence H. Brown                       Chase Global Funds Services Company
Anne E. Impellizzeri                    73 Tremont Street
Peter R. Sawers                         Boston, MA 02108
William J. Schneider
Timothy R. Schwertfeger                 (800) 257-8787
Judith M. Stockdale
                                        Legal Counsel
Fund Manager
                                        Morgan, Lewis &
Nuveen Advisory Corp.                   Bockius LLP
333 West Wacker Drive                   Washington, D.C.
Chicago, IL 60606
                                        Independent Public
                                        Accountants

                                        Arthur Andersen LLP
                                        Chicago, IL
___
41

     Serving
Investors
       For Generations

[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]
John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN
       Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com